Filed Pursuant to Rule 497
Registration Statement No. 333-187969

6,600,000 Shares

THL Credit, Inc.

Common Stock

We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle-market companies that invest in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances, we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds. Substantially all of the debt securities in which we invest are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain interest reset provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.

We are offering for sale 6,600,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 990,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” On June 18, 2013, the last reported sale price of a share of our common stock on the NASDAQ Global Select Market was $15.11. The net asset value per share of our common stock at March 31, 2013 (the last date prior to the date of this prospectus on which we determined net asset value) was $13.20.

This prospectus supplement and the accompanying prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.thlcredit.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement and the accompanying prospectus.

An investment in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Shares of common stock of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risks” beginning on page 16 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement and the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$14.62	$96,492,000
Sales Load (Underwriting Discounts and Commissions)	$.5848	$3,859,680
Proceeds to THL Credit, Inc. (before expenses)(1)	$14.0352	$92,632,320

(1)	We estimate that we will incur approximately $340,000 (or $0.05 per share of the shares sold in this offering) of expenses relating to this offering, resulting in net proceeds, after sales load (underwriting discount) and expenses, to us of approximately $92,292,320 (or $13.98 per share of the shares sold in this offering). We have agreed to reimburse the underwriters for certain FINRA related expenses. See “Underwriting” in the prospectus supplement.

The underwriters have an option to purchase up to an additional 990,000 shares of our common stock from us at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $111.0 million, the total underwriting discount and commissions (sales load) paid by us will be $4.4 million, and total proceeds, before expenses, will be $106.5 million.

The shares will be ready for delivery on or about June 24, 2013.

BofA Merrill Lynch	Citigroup	Credit Suisse	Barclays

Keefe, Bruyette & Woods A Stifel Company

BB&T Capital Markets	JMP Securities		Maxim Group LLC

The date of this prospectus June 19, 2013

PROSPECTUS SUPPLEMENT

PROSPECTUS

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus supplement and the accompanying prospectus carefully, including “Risks.” Throughout this prospectus supplement and the accompanying prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” THL Credit Advisors LLC as “THL Credit Advisors,” the “Advisor” or the “Administrator”, Thomas H. Lee Partners, L.P. as “THL Partners.”

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle-market companies and invest in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds.

We define middle market companies to mean both public and privately-held companies with annual revenues of between $25 million and $500 million. We expect to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments) and origination and similar fees. We can offer no assurances that we will achieve our investment objective. Since April 2010, after we completed our initial public offering and commenced principal operations, we have been responsible for making, on behalf of ourselves and our managed funds, over an aggregate $815 million in commitments into 50 separate portfolio companies through a combination of both initial and follow-on investments.

As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus for discussion of BDC regulation and other regulatory considerations. We are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We have used, and expect to continue to use, our credit facilities, along with proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. See “Regulation” in the accompanying prospectus for a discussion of BDC regulation and other regulatory considerations.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and incentive fees as a percentage of our ordinary income and capital gains. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp and Sam W.Tillinghast, who, along with Terrence W. Olson, Stephanie Paré Sullivan and Christopher J. Flynn constitute its principals, collectively the THL Credit Principals. Messrs. Hunt, Stropp, Tillinghast and Flynn constitute the investment principals of THL Credit Advisors, which we refer to as THL Credit Investment Principals.

The THL Credit Principals and other investment professionals make up our investment team. THL Credit Advisors is owned and controlled by certain of the THL Credit Investment Principals and a partnership consisting of certain of the partners of THL Partners. The THL Credit Investment Principals have worked together over the past six years and in the past investing through multiple business and credit cycles, across the entire capital structure. We believe the THL Credit Investment Principals bring a unique investment perspective and skill set by virtue of their complementary, collective experience as both debt and equity investors. In addition, we believe they bring an active equity ownership mentality and focus on adding value to portfolio companies through board representation, when possible, active monitoring and direct dialogue with management.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the U.S. Securities and Exchange Commission, or the SEC, and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit Advisors, acquired McDonnell Investment Management’s Alternative Credit Strategies group on June 29, 2012. THL Credit SLS focuses principally on broadly syndicated senior loans. The acquisition is intended to result in benefits to the Company by providing access to greater credit resources, including, but not limited to, origination sources, credit analysis and industry specialization that the THL Credit SLS team has developed over the years. The Company does not expect to coinvest with THL Credit SLS on transactions, except in limited circumstances on identical terms.

Thomas H. Lee Partners, L.P. (“THL Partners”)

Founded in 1974, THL Partners is a leading private equity firm based in Boston, MA. THL Partners focuses on identifying and obtaining substantial ownership positions in large growth-oriented companies where it can add managerial and strategic expertise to create value for its partners. As one of the oldest and most experienced private equity firms, THL Partners has raised approximately $20 billion of equity capital and invested in more than 100 businesses with an aggregate purchase price of more than $150 billion. THL Partners seeks to build companies of lasting value while generating superior returns for its investors and operating partners. We benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team to enhance its transaction sourcing capabilities and consults with the THL Partners team on specific industry issues, trends and other matters to complement our investment process.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case by case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored and unsponsored issuers, including subordinated or mezzanine debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock and other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds.

It is also our belief that a combination of sponsored and unsponsored investments in debt securities is important to having the most attractive opportunities across investment cycles. To that end, our nationwide origination efforts target both private equity sponsors and referral sources of unsponsored companies.

Market opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. Middle market companies are experiencing improved fundamentals driven by a stabilizing economy and an increase in confidence.

Consolidation among commercial banks has reduced the focus on middle market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Middle market companies are increasingly seeking lenders with long-term capital for debt and equity capital. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

The current market environment may mean more favorable opportunities for investing in lower middle market companies. We believe that as part of the path of economic recovery following the credit crisis, select market participants such as hedge funds and collateralized loan obligation (“CLO”) vehicles are not as active as lenders in the middle market, a space in which we focus, resulting in fewer lender participants and a greater opportunity for us to originate proprietary investment opportunities in the lower middle market.

Investment Strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt loans tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive Advantages

We believe that, through THL Credit Advisors, we possess the following competitive advantages over many other debt lenders to middle market companies:

Experienced management team. The THL Credit Investment Principals are experienced and have worked together extensively through multiple business and credit cycles, investing across the entire capital structure with the objective of generating attractive, long-term, risk-adjusted returns. Each of the THL Credit Investment Principals brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Houston, Los Angeles and New York, the THL Credit Investment Principals have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Ability to execute unsponsored transactions. We believe we are one of the few credit market participants that actively seeks unsponsored investments and possesses the experience and resources, as a result of the long-standing relationships of the THL Credit Investment Principals and ongoing development of new relationships with referral sources and equity sponsors, to source unsponsored transactions. Furthermore, we have the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Affiliation with THL Partners and THL Credit SLS. We are managed by THL Credit Advisors, the credit affiliate of THL Partners and parent of THL Credit SLS. As such, we have access to the relationship network and industry knowledge of both THL Partners and THL Credit SLS to enhance transaction sourcing capabilities. This provides us with the opportunity to consult with the THL Partners investment teams on specific industry issues, trends and other complementary matters.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics and adhere to a repeatable underwriting process that enables our investment committee to make well-reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, THL Credit Advisors performs an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies, which include, among other things: (i) value orientation/positive cash flow; (ii) seasoned management team with significant equity ownership; (iii) strong competitive position; and (iv) exit strategy.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by THL Credit Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of security for each particular investment and negotiating the best and most favorable terms we can achieve.

Investment Structure

We invest primarily in debt securities, including subordinated, or mezzanine debt, and second lien senior secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

Supervising

Successful supervision of our investments involves employing active monitoring methods and developing strong underlying management teams at each portfolio company.

Active Monitoring

We employ the use of board observation rights, regular dialogue with portfolio company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that is used by the investment committee to assess investment performance relative to its plan.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Taxation

We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Tax Matters” in the accompanying prospectus. To maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be eligible to make a RIC election. If we do not qualify or do not make a RIC election, we would be taxed as a C corporation and the resulting corporate-level income tax could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Use of Proceeds

We intend to use the net proceeds from the sale of shares of our common stock to repay $92.25 million of debt outstanding under our Revolving Facility as of June 18, 2013, which currently bears interest at a weighted average rate of 3.66% and for general corporate purposes, including working capital requirements. Through reborrowing under our Revolving Facility, we intend to invest in debt and equity securities of middle market companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. See “Use of Proceeds.”

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks” in the accompanying prospectus. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of June 18, 2013, the Company had $162.25 million of borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

On March 15, 2013, we entered into an amendment (the “Revolver Amendment”) to our existing revolving credit agreement (“Revolving Facility”) and an amendment (the “Term Loan Amendment”) to our existing term loan credit agreement (the “Term Loan Facility” and, together with the Revolving Facility, the “Facilities”) with ING Capital LLC (“ING”). The Revolver Amendment revised the Revolving Facility to, among other things, increase the amount available for borrowing under the Revolving Facility from $140 million to $170 million and extend the maturity date from May 2016 to May 2017, with a one year term out period beginning in May 2016. The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on our loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Term Loan Amendment revised the Term Loan Facility to, among other things, increase the amount of the term loan commitments from $50 million to $70 million and extend the maturity date from May 2017 to May 2018. The amendments also modified the accordion feature in the Facilities to permit the Company to increase the Facilities, if certain conditions are satisfied, to an aggregate amount not to exceed the lesser of $400 million and the Company’s net worth, as determined under the facilities,. ING serves as administrative agent, lead arranger and bookrunner under each of the Facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility” in the accompanying prospectus for a complete description of the Credit Facility.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. See “Tax Matters” in the accompanying prospectus. We intend to continue to distribute quarterly dividends to our common stockholders, however, we may not be able to maintain the current level of dividend payments, including due to regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. For more information, see “Distributions” in the accompanying prospectus.

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders. See “Description of Our Preferred Stock” in the accompanying prospectus.

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

•	Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees. The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net value per share of our common stock, affect our ability to pay dividends and service our contractual obligations, and may negatively impact the market price of shares of our common stock.

•	We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.

•

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation. You may lose all or part of your investment in our securities.

See “Risks” beginning on page 16 of the accompanying prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock” in the accompanying prospectus.

Recent Developments

From April 1, 2013 through June 18, 2013, the date of this offering, we made new investments with an aggregate principal amount of $98.2 million in the business services, financial services, healthcare, ambulatory surgery centers and media industries. Of the $98.2 million of new investments, 58% were first lien senior secured debt, 15% were in second lien debt and 27% were in subordinated debt. Of the new investments, 62% were floating rate, and 38% were fixed rate, and 38% have a PIK component and 62% do not have a PIK component. The weighted average yield of debt based upon cost at the time of the investment was 11.5%. We may seek to sell a portion of these investments in the future.

From April 1, 2013 through June 18, 2013, the date of the offering, we received proceeds of $46.8 million from principal prepayments of investments in the healthcare, ambulatory surgery centers, media and restaurant industries, including prepayment premiums of $0.8 million. We also received $7.2 million in dividend income from our equity investments before the effect of income taxes paid by our wholly-owned blocker corporations. Of the aggregated principal amount of investments prepaid, 52% were first lien senior secured debt, 7% were second lien debt and 41% were subordinated debt. Of the investments prepaid, 49% were floating rate and 51% were fixed rate investments, and 51% had a PIK component and 49% did not have a PIK component.

As of June 18, 2013, we had $92.25 million outstanding on our Revolving Facility.

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.thlcredit.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses of the Company and its consolidated subsidiaries that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.00	%(1)
Offering Expenses (as a percentage of offering price)	0.34	%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Debt Securities and/or Preferred Stock Offering Expenses Borne by Holders of Common Stock	—	%(4)

Total Stockholder Transaction Expenses (as a percentage of offering price)	4.34	%(4)

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	2.02	%(5)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	1.65	%(6)
Interest Payments on Borrowed Funds (including Costs of Servicing Debt Securities and/or Preferred Stock)	1.80	%(7)
Other Expenses	1.35	%(8)
Acquired Fund Fees and Expenses	0.04	%(9)

Total Annual Expenses	6.87%

Example

The following example demonstrates the projected amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$65	$191	$314	$606

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan in the accompanying prospectus.

(1)	Represents the sales load with respect to the shares of common stock to be sold by us in this offering.
(2)	The percentage reflects estimated offering expenses of approximately $0.34 million.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our board of directors determined that it was in the best interests of the Company and our stockholders, to issue debt securities. Accordingly, we have estimated debt securities offering expenses which are included in the “Interest Payment on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)” line item.
(5)	Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment Management Agreement” in the accompanying prospectus. The amount assumes borrowings of $162 million. See “Management’s Discussion and Analysis of Financial condition, liquidity and capital resources” in the accompanying prospectus and footnote 7 below. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.
(6)	Assumes incentive fee earned by the Advisor remain consistent with the amounts earned for the three months ended March 31, 2013. For more detailed information about incentive fees related to capital gains incurred by us that are not payable to the Advisor under the terms of the investment management agreement, please see Note 3 to our consolidated financial statements for the three months ended March 31, 2013 in the accompanying prospectus.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “preincentive fee net investment income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20.0% of our preincentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The capital gains component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. This second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “The Advisor—Investment Management Agreement” in the accompanying prospectus.

(7)	We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our investors. For purposes of this section, we have computed interest expense assuming that (i) we maintain no cash or cash equivalents, (ii) borrow for investment purposes an amount equal to 25.6% of our total assets ($162 million out of total assets of $633 million). The $162 million assumes borrowings of $92 million on our $170 million existing Revolving Facility and $70 million outstanding on our Term Loan Facility and (iii) the annual interest rate, representing interest, credit facility fees and amortization of debt securities offering costs, is 5.2%. Total assets of $633 million assumes $100 million of common stock being sold in this offering.

(8)	Other expenses include overhead expenses for the estimated current fiscal year based on amounts incurred by us for the three months ended March 31, 2013, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. The Administrator performs services under the Administration Agreement at cost. See “The Advisor—Administration Agreement” in the accompanying prospectus.

(9)	Acquired fund fees and expenses assumes annualized management fees, other expenses and incentive fees incurred by LCP Capital Fund, LLC (“LCP”) and Gryphon Partners 3.5, L.P. (“Gryphon”). Such fees and expenses are netted against distributions received by the Company.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

In addition to factors previously identified elsewhere in this prospectus supplement and the accompanying prospectus, including the “Risks” section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus supplement and the accompanying prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

CAPITALIZATION

The following table set forth our actual capitalization at March 31, 2013. You should read this table together with “Use of Proceeds” and our consolidated statement of assets and liabilities in the accompanying prospectus.

As of March 31, 2013 (dollar amounts in thousands)
Assets:
Cash	$828
Investments at fair value	$431,058
Other assets	$13,074

Total assets	$444,960
Liabilities:
Revolving facility(1)	$19,850
Term loan facility(1)	$70,000
Other Liabilities	$7,695

Total Liabilities	$97,545
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 26,315,202 shares issued and outstanding	$26
Capital in excess of par value	$347,389

Total net assets	$347,415

(1)	The above table reflects the carrying value of indebtedness outstanding as of March 31, 2013. As of June 18, 2013, indebtedness under the Revolving Facility and Term Loan Facility was $92.25 million and $70.0 million, respectively. The net proceeds from the sale of our common stock in this offering are expected to be used to pay down outstanding indebtedness under the Revolving Facility and for general corporate purposes, including working capital requirements. See “Use of Proceeds” in this prospectus supplement for additional information.

USE OF PROCEEDS

The net proceeds from the sale of 6,600,000 shares of our common stock in this offering are approximately $92.3 million (or $106.2 million if the option to purchase additional shares is exercised in full) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $0.34 million payable by us.

We intend to use the net proceeds from this offering to repay $92.25 million of debt outstanding under our Revolving Facility as of June 18, 2013, which debt currently bears interest at a rate of 3.66%, and for general corporate purposes, including working capital requirements. Through reborrowing under our Revolving Facility, we intend to invest in debt and equity securities of middle market companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment advisor will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

UNDERWRITING

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Barclays Capital Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, our investment adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,914,000
Citigroup Global Markets Inc.	1,122,000
Credit Suisse Securities (USA) LLC	1,122,000
Barclays Capital Inc.	1,122,000
Keefe, Bruyette & Woods, Inc.	660,000
BB&T Capital Markets, a division of BB&T Securities, LLC	231,000
JMP Securities LLC	231,000
Maxim Group LLC	198,000

Total:	6,600,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We and our investment adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover page of this prospectus supplement and to dealers at that price less a concession not in excess of $.35 per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price	$14.62	$96,492,000	$110,965,800
Underwriting discount	$.5848	$3,859,680	$4,438,632
Proceeds, before expenses, to THL Credit, Inc.	$14.0352	$92,632,320	$106,527,168

The expenses of the offering, not including the underwriting discount, are estimated at $0.34 million and are payable by us. We will pay the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of shares of our common stock in this offering in an amount not to exceed $25,000.

Option to Purchase Additional Shares

We have granted an option to the underwriters, exercisable for 30 days after the date of this prospectus, to purchase up to 990,000 additional shares at the public offering price, less the underwriting discount. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors, THL Credit Advisors and other shareholders have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for 45 days after the date of this prospectus supplement without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly

•	offer, pledge, sell or contract to sell any common stock,

•	sell any option or contract to purchase any common stock,

•	purchase any option or contract to sell any common stock,

•	grant any option, right or warrant for the sale of any common stock,

•	lend or otherwise dispose of or transfer any common stock,

•	request or demand that we file a registration statement related to the common stock, or

•

enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of lock-up period referred to above, we issue an earnings release or material news or a material event relating to the Company occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Nasdaq Global Select Market Listing

Our common stock is traded on The Nasdaq Global Select Market under the symbol “TCRD.”

Price Stabilization, Short Positions

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representative may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares described above. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option granted to them. “Naked” short sales are sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the Nasdaq Global Select Market, in the over the counter market or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

In connection with this offering, underwriters and selling group members may engage in passive market making transactions in the common stock on the Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters and dealers are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Distribution

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions.

Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated are existing investors in the Company. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Keefe, Bruyette & Woods, Inc. are lenders under the Revolving Facility.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Notice to Prospective Investors in the European Economic Area

THIS DOCUMENT IS NOT A PROSPECTUS FOR THE PURPOSES OF THE PROSPECTUS DIRECTIVE (AS DEFINED BELOW)

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), no offer of shares may be made to the public in that Relevant Member State other than:

A.	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

B.	to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representative; or

C.	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall require the Company or the representative to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

Each person in a Relevant Member State (other than a Relevant Member State where there is a Permitted Public Offer) who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed that (A) it is a “qualified investor” within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive, and (B) in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than “qualified investors” as defined in the Prospectus Directive, or in circumstances in which the prior consent of the Subscribers has been given to the offer or resale. In the case of any shares being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any shares to the public other than their offer or resale in a Relevant Member State to qualified investors as so defined or in circumstances in which the prior consent of the representative has been obtained to each such proposed offer or resale.

The Company, the representative and their affiliates will rely upon the truth and accuracy of the foregoing representation, acknowledgement and agreement.

This prospectus has been prepared on the basis that any offer of shares in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of shares. Accordingly any person making or intending to make an offer in that Relevant Member State of shares which are the subject of the offering contemplated in this prospectus may only do so in circumstances in which no obligation arises for the Company or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither the Company nor the underwriters have authorized, nor do they authorize, the making of any offer of shares in circumstances in which an obligation arises for the Company or the underwriters to publish a prospectus for such offer.

For the purpose of the above provisions, the expression “an offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are “qualified investors” (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) and/or (ii) who are high net worth entities falling within Article 49(2)(a) to (d) of the Order and/or (iii) any other person to whom it may lawfully be communicated pursuant to the Order (all such persons together being referred to as “relevant persons”). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

All applicable provisions of the Financial Services and Markets Act 2000 must be complied with in respect to anything done by any person in relation to our common stock in, from or otherwise involving the United Kingdom.

Notice to Prospective Investors in Switzerland

The shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the Company, the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus supplement relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus supplement is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus supplement nor taken steps to verify the information set forth herein and has no responsibility for the prospectus supplement. The shares to which this prospectus supplement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus supplement you should consult an authorized financial advisor.

The principal business addresses of the underwriters are: Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036; Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013; Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010; and Barclays Capital Inc., 745 Seventh Avenue, New York, NY 10019.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Sidley Austin LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, our independent registered public accounting firm, is located at 125 High Street, Boston, Massachusetts 02110.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. The information is available free of charge by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.thlcredit.com.

Filed Pursuant to Rule 497
Registration Statement No. 333-175074

$250,000,000

THL Credit, Inc.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, up to $250,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 10, 2013, our common stockholders voted to allow us to issue up to 25% of our outstanding common stock at a price below net asset value per share for a period of one year ending June 10, 2014. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. For offerings of common stock made after June 10, 2014, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. Sales of common stock below net asset value per share are at the discretion of management with the approval of our board of directors but there is no maximum discount on the amount of dilution of existing stockholders. See “Risks” for more information.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle-market companies and invest in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds. Substantially all of the debt securities in which the Company invests are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain interest reset provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” On June 11, 2013, the last reported sale price of a share of our common stock on the NASDAQ Global Select Market was $15.20. The net asset value per share of our common stock at March 31, 2013 (the last date prior to the date of this prospectus on which we determined net asset value) was $13.20.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.thlcredit.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our common stock in “Risks” beginning on page 16 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 14, 2013.

You should rely only on the information contained in this prospectus and any prospectus supplement to this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of THL Credit, Inc. have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.

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ABOUT THIS PROSPECTUS

This prospectus and any accompanying prospectus supplement is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Additional Information” and “Risks” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus carefully, including “Risks.” Throughout this prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” THL Credit Advisors LLC as “THL Credit Advisors,” the “Advisor” or the “Administrator”, Thomas H. Lee Partners, L.P. as “THL Partners”.

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle-market companies and invest in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds.

We define middle market companies to mean both public and privately-held companies with annual revenues of between $25 million and $500 million. We expect to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments) and origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, we have been responsible for making, on behalf of ourselves and our managed funds, over an aggregate $802 million in commitments into 49 separate portfolio companies through a combination of both initial and follow-on investments

As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We have used, and expect to continue to use, our credit facilities, along with proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. The Company has formed wholly owned subsidiaries which serve as tax blockers, which includes THL Credit Holdings, Inc., THL Credit AIM Media Holdings, Inc. and THL Credit YP Holdings, Inc., and hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed wholly owned subsidiaries which serve as the administrative agents on certain investment transactions, which includes THL Corporate Finance, Inc. and THL Corporate Finance, LLC.

(1)	THL Credit Advisors LLC is owned and controlled by certain of the THL Credit Investment Principals (defined below) and a partnership consisting of certain of the partners of THL Partners (defined below).
(2)	THL Credit SLS Senior Loan Strategies LLC, a majority-owned subsidiary of THL Credit Advisors, focuses principally on broadly syndicated senior loans.
(3)	Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.
(4)	Greenway II is an investment fund with capital committed by third party investors, together with a nominal amount committed by the Company, which is managed by us.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and incentive fees as a percentage of our ordinary income and capital gains. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp and Sam W. Tillinghast, who, along with Terrence W. Olson, Stephanie Paré Sullivan and Christopher J. Flynn constitute its principals, collectively the THL Credit Principals. Messrs. Hunt, Stropp, Tillinghast and Flynn constitute the investment principals of THL Credit Advisors, which we refer to as THL Credit Investment Principals.

The THL Credit Principals and other investment professionals make up our investment team. THL Credit Advisors is owned and controlled by certain of the THL Credit Investment Principals and a partnership consisting of certain of the partners of THL Partners. The THL Credit Investment Principals have worked together over the past six years and in the past investing through multiple business and credit cycles, across the entire capital structure. We believe the THL Credit Investment Principals bring a unique investment perspective and skill set by virtue of their complementary, collective experience as both debt and equity investors. In addition, we believe they bring an active equity ownership mentality and focus on adding value to portfolio companies through board representation, when possible, active monitoring and direct dialogue with management.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit Advisors, acquired McDonnell Investment Management’s Alternative Credit Strategies group on June 29, 2012. THL Credit SLS focuses principally on broadly syndicated senior loans. The acquisition is intended to result in benefits to the Company by providing access to greater credit resources, including, but not limited to, origination sources, credit analysis and industry specialization that the THL Credit SLS team has developed over the years. The Company does not expect to co-invest with THL Credit SLS on transactions, except in limited circumstances on identical terms.

Thomas H. Lee Partners, L.P. (“THL Partners”)

Founded in 1974, THL Partners is a leading private equity firm based in Boston, MA. THL Partners focuses on identifying and obtaining substantial ownership positions in large growth-oriented companies where it can add managerial and strategic expertise to create value for its partners. As one of the oldest and most experienced private equity firms, THL Partners has raised approximately $20 billion of equity capital and invested in more than 100 businesses with an aggregate purchase price of more than $150 billion. THL Partners seeks to build companies of lasting value while generating superior returns for its investors and operating partners. We benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team to enhance its transaction sourcing capabilities and consults with the THL Partners team on specific industry issues, trends and other matters to complement our investment process.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case by case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored and unsponsored issuers, including subordinated or mezzanine debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock and other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds.

It is also our belief that a combination of sponsored and unsponsored investments in debt securities is important to having the most attractive opportunities across investment cycles. To that end, our nationwide origination efforts target both private equity sponsors and referral sources of unsponsored companies.

Market opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. Middle market companies are experiencing improved fundamentals driven by a stabilizing economy and an increase in confidence.

Consolidation among commercial banks has reduced the focus on middle market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Middle market companies are increasingly seeking lenders with long-term capital for debt and equity capital. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

The current market environment may mean more favorable opportunities for investing in lower middle market companies. We believe that as part of the path of economic recovery following the credit crisis, select market participants such as hedge funds and collateralized loan obligation (“CLO”) vehicles are not as active as lenders in the middle market, a space in which we focus, resulting in fewer lender participants and a greater opportunity for us to originate proprietary investment opportunities in the lower middle market.

Investment strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt loans tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive advantages

We believe that, through THL Credit Advisors, we possess the following competitive advantages over many other debt lenders to middle market companies:

Experienced management team. As stated above, the THL Credit Investment Principals are experienced and have worked together extensively through multiple business and credit cycles, investing across the entire capital structure with the objective of generating attractive, long-term, risk-adjusted returns. Each of the THL Credit Investment Principals brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Houston, Los Angeles and New York, the THL Credit Investment Principals have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Ability to execute unsponsored transactions. We believe we are one of the few credit market participants that actively seeks unsponsored investments and possesses the experience and resources, as a result of the long-standing relationships of the THL Credit Investment Principals and ongoing development of new relationships with referral sources and equity sponsors, to source unsponsored transactions. Furthermore, we have the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Affiliation with THL Partners and THL Credit SLS. We are managed by THL Credit Advisors, the credit affiliate of THL Partners and parent of THL Credit SLS. As such, we have access to the relationship network and industry knowledge of both THL Partners and THL Credit SLS to enhance transaction sourcing capabilities. This provides us with the opportunity to consult with the THL Partners investment teams on specific industry issues, trends and other complementary matters.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics and adhere to a repeatable underwriting process that enables our investment committee to make well reasoned decisions.

Investment Philosophy

Our investment philosophy will focus on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, THL Credit Advisors performs an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies, which include, among other things: (i) value orientation/positive cash flow; (ii) seasoned management team with significant equity ownership; (iii) strong competitive position; and (iv) exit strategy.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by THL Credit Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of security for each particular investment and negotiating the best and most favorable terms.

Investment Structure

We invest primarily in debt securities, including subordinated, or mezzanine debt, and second lien senior secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability.

Supervising

Successful supervision of our investments involves employing active monitoring methods and developing strong underlying management teams at each portfolio company.

Active Monitoring

We employ the use of board observation rights, regular dialogue with portfolio company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that is used by the investment committee to assess investment performance relative to its plan.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Tax Matters.” To maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be eligible to make a RIC election. If we do not qualify or do not make a RIC election, we would be taxed as a C corporation and the resulting corporate-level income tax could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Use of Proceeds

We intend to use the net proceeds from selling our securities for investing in debt and equity securities, repayment of any outstanding indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of March 31, 2013, the Company had $89.9 million of borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

On March 15, 2013, we entered into an amendment (the “Revolver Amendment”) to our existing revolving credit agreement (“Revolving Facility”) and an amendment (the “Term Loan Amendment”) to our existing term loan credit agreement (the “Term Loan Facility” and, together with the Revolving Facility, the “Facilities”) with ING Capital LLC (“ING”). The Revolver Amendment revised the Revolving Facility to, among other things, increase the amount available for borrowing under the Revolving Facility from $140 million to $170 million and extend the maturity date from May 2016 to May 2017, with a one year term out period beginning in May 2016. The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on our loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Term Loan Amendment revised the Term Loan Facility to, among other things, increase the amount of the term loan commitments from $50 million to $70 million and extend the maturity date from May 2017 to May 2018. The amendments also modified the accordion feature in the Facilities to permit the Company to increase the Facilities, if certain conditions are satisfied, to an aggregate amount not to exceed the lesser of $400,000,000 and the Company’s net worth , as determined under the facilities,. ING serves as administrative agent, lead arranger and bookrunner under each of the Facilities.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility.”

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Tax Matters.” We intend to continue to distribute quarterly dividends to our common stockholders, however, we may not be able to maintain the current level of dividend payments, including due to regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. For more information, see “Distributions.”

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders. See “Description of Our Preferred Stock.”

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees. The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net value per share of our common stock, affect our ability to pay dividends and service our contractual obligations, and may negatively impact the market price of shares of our common stock.

We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation. You may lose all or part of your investment in our securities.

See “Risks” beginning on page 16 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

Recent Developments

From April 1, 2013 through June 13, 2013, we made new investments of $83.8 million in the business services, financial services, healthcare, ambulatory surgery centers, and media industries. Of the $83.8 million of new investments, 51% were first lien senior secured debt, 18% were in second lien debt and 31% were in subordinated debt. Of the new investments, 60% were floating rate and 40% were fixed rate, and 40% have a PIK election and 60% do not have a PIK election. The weighted average yield of debt based upon cost at the time of the investment was 11.8%. We may seek to sell a portion of these investments in the future.

From April 1, 2013 through June 13, 2013, we received proceeds of $46.8 million from prepayments of investments in the healthcare, ambulatory surgery centers, media and restaurant industries, including prepayment premiums of $0.8 million. We also received $7.2 million in dividend income from our equity investments before the effect of income taxes paid by our wholly-owned blocker corporations. Of the aggregate principal amount of investments prepaid, 52% were first lien senior secured debt, 7% were second lien debt and 41% were subordinated debt. Of the investments prepaid, 49% were floating rate and 51% were fixed rate investments and 51% have a PIK election and 49% do not have a PIK election.

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.thlcredit.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses of the Company and its consolidated subsidiaries that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	%(1)
Offering Expenses (as a percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Debt Securities and/or Preferred Stock Offering Expenses Borne by Holders of Common Stock	—	%(4)

Total Stockholder Transaction Expenses (as a percentage of offering price)	—	%(4)

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	2.09	%(5)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	1.27	%(6)
Interest Payments on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)	1.58	%(7)
Other Expenses	1.04	%(8)
Acquired Fund Fees and Expenses	0.03	%(9)

Total Annual Expenses	6.01%

Example

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$60	$178	$293	$572

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the Example will be updated accordingly.
(2)	The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”
(4)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses. Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our board of directors determined that it was in the best interests of the Company and our stockholders, to issue debt securities. Accordingly, we have estimated debt securities offering expenses, based on our most recent debt financing, which are included in the “Interest Payment on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)” line item.
(5)	Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment Management Agreement.” The amount assumes borrowings of $240 million. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” and footnote 7 below. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.
(6)	Assumes incentive fee earned by the Advisor remains consistent with the amounts earned for the three months ended March 31, 2013. For more detailed information about incentive fees related to capital gains incurred by us that are not payable to the Advisor under the terms of the Investment Management Agreement, please see Note 3 to our consolidated financial statements for the three months ended March 31, 2013.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Preincentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20.0% of our preincentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The capital gains component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “The Advisor—Investment Management Agreement.”

(7)	We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our common stockholders. For purposes of this section, we have computed interest expense assuming that (i) we maintain no cash or cash equivalents, (ii) borrow for investment purposes an amount equal to 28.1% of our total assets ($240 million out of total assets of $854 million. The $240 million assumes borrowing up to our capacity on our $170 million existing credit facility, $70 million outstanding on our Term Loan Facility and (iii) the annual interest rate, representing interest, credit facility fees and amortization of debt securities offering costs, is 4.0%. Total assets of $854 million assumes full utilization of the $250 million under our shelf registration.
(8)	Other expenses include overhead expenses for the current fiscal year based on amounts incurred by us for the three months ended March 31, 2013, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. The Administrator performs services under the Administration Agreement at cost. See “The Advisor—Administration Agreement.”
(9)	Acquired fund fees and expenses assumes annualized management fees, other expenses and incentive fees incurred at LCP Capital Fund LLC (“LCP”) and Gryphon Partners 3.5, L.P. (“Gryphon”). Such fees and expenses are netted against distributions received by the Company.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2012, 2011 and 2010 and the selected statement of operations data for fiscal year 2012, 2011 and 2010 have been derived from our audited financial statements for the period then ended, which has been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the three months ended March 31, 2013 and other quarterly financial information is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

	For the three months ended March 31, 2013	For the three months ended March 31, 2012	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$13,889,640	$10,150,323	$49,807,892	$34,903,428	$12,260,072
Other income	34,630	68,934	269,317	415,529	65,360
Dividend income	—	—	456,432	279,676	—
From non-controlled, affiliated investments:
Other income	498,363	530,334	2,591,638	1,809,994	—

Total investment income	14,422,633	10,749,591	53,125,279	37,408,627	12,325,432
Expenses:
Base management fees	1,523,469	1,039,310	4,943,025	4,011,897	2,696,647
Incentive fees	2,311,768	1,426,248	7,017,252	4,790,457	—
Administrator expenses	888,910	823,892	3,224,597	2,871,778	1,715,694
Professional fees	226,917	205,678	1,200,161	1,092,364	649,249
Credit facility interest and fees	1,094,206	452,833	3,138,276	1,043,070	—
Other general and administrative expenses	235,636	177,327	906,089	793,548	291,132
Amortization of deferred financing costs	495,942	211,630	967,607	687,069	—
Directors’ fees	127,375	134,875	517,000	535,000	389,625
Insurance expenses	112,660	105,810	438,500	526,927	532,244
Organizational expenses	—	—	—	—	20,000

Total expenses	7,016,883	4,577,603	22,352,507	16,352,110	6,294,591

Excise and income tax provision	—	—	581,502	22,000	—

Net investment income	7,405,750	6,171,988	30,191,270	21,034,517	6,030,841
Interest rate derivative periodic interest payments, net	(104,063)	—	(179,581)	—	—
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on non-controlled, non-affiliated investments	—	—	353,199	979,643	—
Net change in unrealized appreciation on:
Non-controlled, non-affiliated investments	1,699,573	(465,010)	(1,240,783)	2,120,689	1,760,389
Non-controlled, affiliated investments	—	(632)	(632)	632	—

Net change in unrealized appreciation on investments	1,699,573	(465,642)	(1,241,415)	2,121,321	1,760,389

Net realized and unrealized gain (loss) on investments	1,699,573	(465,642)	(888,216)	3,100,964	1,760,389
Provision for taxes on unrealized appreciation on investments	(528,878)	—	(453,558)	—	—
Net change in unrealized depreciation on interest rate derivative	141,748	—	(1,053,221)	—	—

Net increase in net assets resulting from operations	$8,614,130	$5,706,346	$27,616,694	$24,135,481	$7,791,230

Net investment income per common share:
Basic and diluted	$0.28	$0.31	$1.38	$1.04	$0.31
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.33	$0.28	$1.26	$1.20	$0.39
Cash dividends declared per common share	$0.33	$0.34	$1.34	$1.02	$0.30

($ in thousands, except per share data)	As of March 31, 2013	As of December 31, 2012
Balance sheet data:
Investments, at fair value	$431,058	$394,349
Cash	828	4,819
Total assets	444,960	406,258
Total liabilities	97,545	58,774
Total net assets	347,415	347,485

Other Data:
Net asset value per share(1)	$13.20	$13.20

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the nine quarters up to and ending March 31, 2013. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

($ in thousands, except per share data)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Selected Quarterly Data (unaudited):
Total investment income	$14,423	$16,380	$14,237	$11,759
Net investment income	7,406	9,028	8,477	6,515
Net increase in net assets resulting from operations	8,614	9,775	6,169	5,967
Net increase in net assets resulting from operations per common share (basic and diluted)	$0.33	$0.37	$0.31	$0.29

($ in thousands, except per share data)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Selected Quarterly Data (unaudited):
Total investment income	$10,750	$10,914	$10,319	$9,117	$7,058
Net investment income	6,172	6,017	5,911	4,971	4,136
Net increase in net assets resulting from operations	5,706	7,076	5,625	6,550	4,884
Net increase in net assets resulting from operations per common share (basic and diluted)	$0.28	$0.35	$0.28	$0.32	$0.24

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

RISKS RELATED TO OUR BUSINESS

We are a new company with a limited operating history.

We were incorporated in May 2009, completed an initial public offering of our common stock in April 2010 and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

Our investment adviser and the members of its investment committee have limited experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs and RICs. For example, under the 1940 Act, BDCs companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level income taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our investment adviser and the majority of the members of our senior management only have limited experience managing or providing management consulting services to a BDC. Our investment adviser’s and the members of its investment committee’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We may suffer credit losses.

Investment in middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

The lack of liquidity in our investments may adversely affect our business.

Our investments generally are made in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager have material non-public information regarding such portfolio company.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is at all times consistent with U.S. generally accepted accounting policies (“GAAP”). Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of these securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

If we are unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of THL Credit Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of THL Credit Advisors’ investment process and, in conjunction with its role as Administrator, its ability to provide competent, attentive and efficient services to us.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. The benchmarks used to determine the floating rates earned on our interest earning investments are LIBOR with maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that a portion of our investments in debt will be at floating rates with a floor. However, in the event that we make investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and could significantly increase our costs of doing business. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

To the extent we use debt or preferred stock to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money, or issue preferred stock, to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, except to the extent we issue fixed rate debt or preferred stock, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

Because we borrow money, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged.

Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity.

On May 10, 2012, we entered into the Amendment to our $50.0 million Term Loan Facility expiring in May 2017 with ING Capital LLC. The Amendment revised the Revolving Facility, dated March 11, 2011, to, among other things, increase the amount available for borrowing from $125.0 million to $140.0 million and extended the maturity date from May 2014 to May 2016 (with a one year term out period beginning in May 2015). The Revolving Facility and Term Loan facility, together the Facilities contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

On March 15, 2013, we amended our Revolving Facility and Term Loan Facility with ING. The Revolver Amendment revised the Revolving Facility to, among other things, increase the amount available for borrowing under the Revolving Facility from $140.0 million to $170.0 million and extend the maturity date from May 2016 to May 2017, with a one year term out period beginning in May 2016. The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on our loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Term Loan Amendment revised the Term Loan Facility to, among other things, increase the amount of the term loan commitments from $50 million to $70 million and extend the maturity date from May 2017 to May 2018. The amendments also modified the accordion feature in the Facilities to permit the Company to increase the Facilities, if certain conditions are satisfied, to an aggregate amount not to exceed the lesser of $400,000,000 and the Company’s net worth, as determined under the facilities,. ING serves as administrative agent, lead arranger and bookrunner under each of the Facilities. As of March 31, 2013, there was $89.9 million of borrowings outstanding against the Facilities and our asset coverage ratio was over 200%. Our borrowings had a weighted average interest rate at the time of 4.05% exclusive of non-use and other fees associated with the Facilities. Accordingly, to cover the annual interest on our borrowings outstanding at March 31, 2013, at the then current rate, we would have to receive an annual yield of at least 0.20% (net of expenses). This example is for illustrative purposes only, and actual interest rates on our Facility borrowing are likely to fluctuate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital resources—Credit Facility” for additional information about the Amendment and the Term Loan Facility and the Facilities.

As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

The following table is designed to illustrate the effect on return to a holder of our common stock on the leverage created by our use of borrowing at March 31, 2013 of $89.9 million at an average interest rate at the time of 4.05%, and assuming hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we maintain a constant level of leverage and a constant weighted average interest rate.

The amount of leverage we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return to stockholders when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table below.

Assumed return on portfolio (net of expenses)(1)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Corresponding return to common stockholders(2)	(11.95%)	(6.11%)	(0.26%)	5.58%	11.43%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “corresponding return to common stockholders,” the “assumed return on the portfolio” is multiplied by the total value of our assets at the beginning of the period ($406.3 million as of December 31, 2012) to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period ($0.9 million) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period ($347.5 million) to determine the “corresponding return to common stockholders.”

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;

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if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

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our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•

such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;

•	we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on such securities;

•

if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares; and

•

any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 200%.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

There is a risk that we may not make distributions and consequently will become subject to corporate-level income tax.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or periodically increase our dividend rate.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s potential inability to meet its repayment obligations to us. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

To maintain our qualification as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use debt financing or preferred stock, we may become subject to certain asset coverage ratio requirements and other financial covenants under the terms of our debt or preferred stock, and could in some circumstances also become subject to similar requirements under the 1940 Act, that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we are unable to obtain cash from other sources, or otherwise prohibited from making distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are included in income before we receive any corresponding cash payments. In addition, the PIK interest of many subordinated loans effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan because more will be owed at the end of the term of the loan than was owed when the loan was initially originated. We also may be required to include in income certain other amounts that we do not receive in cash.

Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

We may pay an incentive fee on income we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment, but only to the extent that such an incentive fee is payable for that period because the write-off will not be carried forward to reduce any incentive fee payable in subsequent periods.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies, and, to the extent they provide an alternative form of financing, private equity and hedge funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles such as hedge funds, entities have begun to invest in areas in which they had not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of THL Credit Advisors, particularly its Chief Executive Officer and Chief Investment Officer, James K. Hunt, its Co-Presidents, W. Hunter Stropp and Sam W. Tillinghast, its Chief Operating Officer and Chief Financial Officer, Terrence W. Olson, its Chief Compliance

Officer and General Counsel, Stephanie Paré Sullivan, its Managing Director, Christopher J. Flynn, collectively, the THL Credit Principals. Messrs. Hunt, Stropp, Tillinghast and Flynn constitute the investment principals of THL Credit Advisors, or the THL Credit Investment Principals. The THL Credit Investment Principals and other investment professionals make up our investment team and are responsible for the identification, final selection, structuring, closing and monitoring of our investments. These investment team members have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on the continued service of the THL Credit Principals and the rest of our investment adviser’s senior management team. The departure of any of the members of THL Credit Advisors’ senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that THL Credit Advisors will remain our investment adviser or our administrator.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

THL Credit Advisors has the right, under our investment management agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a new replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level income taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest.

Our investment adviser, its senior management and employees serve or may serve as investment advisers, officers, directors or principals of entities that operate in the same or a related line of business. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by our investment adviser or focused on our business may change in ways that are detrimental to our business. Any affiliated investment vehicle formed in the future and managed by THL Credit Advisors or its affiliates may invest in asset classes similar to those targeted by us. As a result, THL Credit Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although THL Credit Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in such investments. In any such case, if THL Credit Advisors forms other affiliates in the future, it is possible we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

There are potential conflicts of interest between us and the fund managed by us which could impact our investment returns.

THL Credit Greenway Fund LLC, or Greenway, is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, which has been called and invested by Greenway, and is managed by us. THL Credit Greenway Fund II LLC, or Greenway II, was formed on January 31, 2013 as an investment fund and had its first closing on February 11, 2013. Greenway II is managed by us.

Certain of our officers serve or may serve in an investment management capacity to Greenway and Greenway II. As a result, investment professionals may allocate such time and attention as is deemed appropriate and necessary to carry out operations of Greenway and Greenway II. In this respect, they may experience diversions of their attention from us and potential conflicts of interest between their work for us and their work for Greenway and Greenway II in the event that the interests of Greenway and Greenway II run counter to our interests.

Greenway and Greenway II invests in the same or similar asset classes that we target. These investments may be made at the direction of the same individuals acting in their capacity on behalf of us, Greenway and Greenway II. As a result, there may be conflicts in the allocation of investment opportunities between us, Greenway and Greenway II. We may or may not participate in investments made by funds managed by us or one of our affiliates.

RISKS RELATED TO OUR INVESTMENTS

We invest primarily in debt and equity securities of middle market companies and we may not realize gains from our equity investments.

We are a direct lender to middle market companies, and invest in subordinated, or mezzanine, debt and second lien senior secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in prospective private and middle market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of THL Credit Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Our investments in lower credit quality obligations are risky and highly speculative, and we could lose all or part of our investment.

Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt in which we invest typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

The portfolio companies in which we have invested debt capital usually have, or may be permitted to incur with certain limitations, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the mezzanine, or subordinated, loans and second lien loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We will at times take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. There is a risk that the collateral securing these types of loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for these types of loans. Moreover, in the case of most of our investments, we do not have a first lien position on the collateral. Consequently, the fact that a loan may be secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as mezzanine debt, or senior secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we often make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans representing approximately 0.90% of the aggregate outstanding balance of our portfolio as of March 31, 2013. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment. We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our base management fee may induce our investment adviser to incur leverage.

Our base management fee is calculated on the basis of our total assets, including assets acquired with the proceeds of leverage. This may encourage the Advisor to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this conflict of interest.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to THL Credit Advisors may create an incentive for THL Credit Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to THL Credit Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our THL Credit Advisors to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, THL Credit Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on ordinary income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, THL Credit Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to THL Credit Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of THL Credit Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation payments even if we have incurred unrecovered cumulative losses from more than three years prior to such payments and may pay more than 20% of our net capital gains as incentive compensation payments because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter and subject to a total return requirement. The general effect of this total return requirement is to prevent payment of the foregoing incentive compensation except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Consequently, we may pay an incentive fee if we incurred losses more than three years prior to the current calendar quarter even if such losses have not yet been recovered in full. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. On May 10, 2012, we entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC concurrent with closing the Term Loan Facility. Under the swap agreement, with a notional value of $50.0 million, we pay a fixed rate of 1.1425% and receive a floating rate based upon the current three-month LIBOR rate. We entered into the swap agreement to manage interest rate risk and not for speculative purposes.

RISKS IN THE CURRENT ENVIRONMENT

Capital markets may experience periods of disruption and instability. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

Capital markets may experience periods of disruption and instability. For example, we believe that beginning in 2007, and continuing into 2010, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Such a period of economic disruption and instability could occur again, having a similar or worse impact on the broader financial and credit markets. Such conditions could also continue for a prolonged period of time. If these conditions occur and then persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may then be difficult to raise if our board of directors does not approve an offering in which we would issue and sell our common stock at a price below net asset value per share. In addition, the debt capital that would be available, if at all, may be at a higher cost, and on less favorable terms and conditions at such time. Conversely, the portfolio companies in which we may invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even losses. In a period of such adverse conditions, the inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

The downgrade in the U.S. credit rating could materially adversely affect our business, financial conditions and results of operations.

On August 5, 2011, Standard & Poor’s downgraded the U.S. credit rating to AA+ from its top rank of AAA. The current U.S. debt ceiling and budget deficit concerns have increased the possibility of other credit-rating agency downgrades and an economic slowdown. The downgrade of the U.S. credit rating could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. Additionally, austerity measures necessary to reduce the deficit could accelerate an already slowing economy in the near term.

Downgrading of the U.S. credit rating could negatively impact the trading market for U.S. government securities and would likely impact the credit risk associated with our investments in U.S. Treasury securities. This could reduce the value of the U.S. Treasury securities in our portfolio. In addition, adverse market and economic conditions that could occur due to a downgrade of the U.S. credit rating on the United States’ debt could result in rapidly rising interest rates, a falling dollar, shakier financial markets and slowing or negative economic growth in the near term. These events could adversely affect our business in many ways, including, but not limited to, adversely impacting our portfolio companies’ ability to obtain financing, or obtaining financing but at significantly lower valuations than the preceding financing rounds. If any of these events were to occur, it could materially adversely affect our business, financial condition and results of operations.

RISKS RELATED TO OUR OPERATIONS AS A BDC

Our ability to enter into transactions with our affiliates will be restricted.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business may in the future require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock) or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

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Senior Securities (including debt and preferred stock). As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. At our Annual Meeting of Stockholders on June 7, 2012, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. Except in connection with the exercise of warrants or the conversion of convertible securities, in any such case the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make subscription rights offerings or warrants representing rights to purchase shares of our securities to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Additionally, if we do raise additional capital in one or more subsequent financings, until we are able to invest the net proceeds of such any financing in suitable investments, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to pay dividends in the years of operation during which we have such net proceeds available to invest will be based on our ability to invest our capital in suitable portfolio companies in a timely manner. Further, the management fee payable to our investment adviser, THL Credit Advisors, will not be reduced while our assets are invested in such temporary investments.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which would have a material adverse effect on our results of operations and financial condition.

We intend to continue to qualify as a RIC under the Code. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Tax Matters.”

To maintain our qualification as a RIC under the Code, which is required in order for us to distribute our income without being taxed at the corporate level, we must maintain our status as a BDC and meet certain source-of-income, asset diversification and annual distribution requirements and including:

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The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and, thus, become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Internal Revenue

Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from our investment adviser;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

The shares of our common stock beneficially owned by our principal stockholders are generally available for resale, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our articles of incorporation dividing our board of directors into three classes with the term of one class expiring at each annual meeting of stockholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2013, our net asset value per share was $13.20. The last reported sale price of a share of our common stock on the NASDAQ Global Select Market on June 11, 2013 was $15.20. At our Annual Meeting of Stockholders on June 7, 2012, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires June 10, 2014. Our stockholders also approved a proposal to authorize us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then-current net asset value per share. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

At our Annual Meeting of Stockholders on June 10, 2013, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. There is no ceiling on the amount of dilution that could occur as a result of such an issuance.

In addition, at our 2013 Annual Meeting of Stockholders, our stockholders authorized us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then current net asset value. Such authorization expires on the one year anniversary of the date of the Annual Meeting.

Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convert into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

In addition, if we issue warrants or securities to subscribe for or convert into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our common shares at a 10% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.9% or $9 per $1000 of net asset value. For additional information and hypothetical examples of these risks, see “Sale of Common Stock Below Net Asset Value” and the prospectus supplement pursuant to which such sale is made.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.

Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” The following table sets forth the range of high and low sales prices of our common stock as reported on the NASDAQ Global Select Market, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Sales Price		Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year Ended December 31, 2011
First Quarter	$13.07	$14.86	$12.59	14%	(4)%
Second Quarter	$13.15	$14.39	$12.68	9%	(4)%
Third Quarter	$13.17	$13.26	$10.41	1%	(21)%
Fourth Quarter	$13.24	$12.25	$10.49	(7)%	(21)%

Year Ended December 31, 2012
First Quarter	$13.18	$13.49	$12.12	2%	(8)%
Second Quarter	$13.17	$13.50	$12.20	3%	(7)%
Third Quarter	$13.21	$14.74	$12.88	12%	(2)%
Fourth Quarter	$13.20	$15.07	$13.03	14%	(1)%

Year Ended December 31, 2013
First Quarter	$13.20	$16.08	$14.49	22%	10%
Second Quarter (through June 11, 2013)	*	$15.77	$14.00	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low sales price divided by NAV.
*	NAV for this period has not been determined.

The last reported price for our common stock on June 11, 2013 was $15.20 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

We have elected to be taxed as a regulated investment company under Subchapter M of the Code. In order to maintain our status as a regulated investment company, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our dividends declared and paid or to be paid on all shares:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33
May 2, 2013	June 14, 2013	June 28, 2013	$0.34

On May 2, 2013, our board of directors declared a dividend of $0.34 per share, payable on June 28, 2013 to stockholders of record at the close of business on June 14, 2013.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. With respect to our dividends and distributions paid to stockholders during the three months ended March 31, 2013 and 2012, dividends reinvested pursuant to our dividend reinvestment plan totaled $0 and $13, respectively. Stockholders who received distributions in the form of common shares will be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from us with which to pay such taxes.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our 2013 distributions as of March 31, 2013, 100% would be from ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2013 distributions to stockholders will actually be. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

RATIO OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Earnings to Fixed Charges(1)(2)	6.7:1	8.0:1	15.0:1	N/A

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Not applicable for year ending December 31, 2010 as the Company had no fixed charges.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risks” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. Our investment objective is to generate both current income and capital appreciation, primarily through the origination of privately negotiated investments in debt and equity securities in middle market companies.

We are a direct lender to middle-market companies and invest in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

On April 21, 2010, we completed our initial public offering, formally commencing principal operations, and sold 9,000,000 shares of our common stock through a group of underwriters at a price of $13.00 per share, less an underwriting discount and commissions totaling $0.8125 per share. Concurrently, we sold 6,307,692 shares of our common stock to THL Credit Partners BDC Holdings, L.P., or BDC Holdings, at $13.00 per share that was not subject to an underwriting discount and commission. We received $190.7 million of total net proceeds for the aforementioned offerings, which includes an underwriting discount and offering expenses. Since May 2011, BDC Holdings distributed an aggregate of 8.8 million shares of our common stock held by BDC Holdings to its partners. As of March 31, 2013, BDC Holdings owns 8% of our common stock.

On September 25, 2012, we closed on a public equity offering selling 6,095,000 shares of our common stock through a group of underwriters at a price of $14.09 per share, less an underwriting discount and offering expenses, and received $81.7 million in proceeds.

We have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level income taxes on any income we distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

We completed the three months ended March 31, 2013 with $431.1 million (at fair value) of investments, which represents a $36.8 million, or 9.3% increase from the $394.3 million (at fair value) as of December 31, 2012. We also increased our portfolio to forty companies, including THL Credit Greenway Fund LLC, or Greenway, and THL Credit Greenway Fund II LLC, or Greenway II, as of March 31, 2013, from thirty-four companies, including Greenway, as of December 31, 2012.

At March 31, 2013, our average portfolio company investment, exclusive of Greenway and Greenway II, at amortized cost and fair value was approximately $11.2 million and $11.3 million, respectively and our largest portfolio company investment by amortized cost and fair value was approximately $24.8 million and $24.8 million, respectively. At December 31, 2012, our average portfolio company investment at amortized cost and fair value was approximately $11.9 million and $11.9 million, respectively and our largest portfolio company investment by amortized cost and fair value was approximately $36.1 million and $36.1 million, respectively.

At March 31, 2013, 45.4% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 54.6% bore interest at fixed rates. The benchmarks used to determine the floating rates earned on our interest earning investments are LIBOR with maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. At December 31, 2012, 43.3% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 56.7% bore interest at fixed rates.

The weighted average yield of the debt and income-producing investments in our portfolio at their current cost was 13.7% at March 31, 2013 as compared to 13.9% at December 31, 2012. The weighted average yield on our debt securities at their current cost was 13.6% at March 31, 2013 as compared to 13.7% at December 31, 2012. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of upfront loan origination fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments, and cash.

Our portfolio companies, in which we have debt investments, currently have an average EBITDA of approximately $23 million, excluding one portfolio company with EBITDA levels not representative of a typical portfolio company, based on the latest available financial information provided by the portfolio companies. Our weighted average attachment point in the capital structure of our portfolio companies is approximately 3.9 times EBITDA based on the latest available financial information.

The following table summarizes the amortized cost and fair value of investments as of March 31, 2013 (in millions).

Description:	Amortized Cost	Percentage of Total	Fair Value(1)	Percentage of Total
First lien secured debt	$111.6	26.1%	$112.0	26.0%
Second lien debt	76.7	18.0%	76.3	17.7%
Subordinated debt	187.3	43.9%	187.0	43.4%
Investments in funds	9.5	2.2%	10.3	2.4%
Equity investments	3.9	0.9%	7.8	1.8%
Investment in payment rights	12.3	2.9%	12.3	2.8%
CLO residual interests	25.4	6.0%	25.4	5.9%

Total investments	$426.8	100.0%	$431.1	100.0%

The following table summarizes the amortized cost and fair value of investments as of December 31, 2012 (in millions).

Description:	Amortized Cost	Percentage of Total	Fair Value(1)	Percentage of Total
First lien secured debt	$101.8	26.0%	$102.2	26.0%
Second lien debt	70.6	18.0%	70.0	17.8%
Subordinated debt	184.1	47.1%	183.3	46.5%
Investments in funds	9.6	2.4%	10.3	2.6%
Equity investments	3.9	1.0%	6.8	1.7%
Investment in payment rights	12.3	3.1%	12.3	3.1%
CLO residual interest	9.4	2.4%	9.4	2.4%

Total investments	$391.7	100.0%	$394.3	100.0%

(1)	All investments are categorized as Level 3 in the fair value hierarchy.

The following is a summary of the industry classification in which the Company invests as of March 31, 2013 (in millions).

Industry:	Cost	Fair Value	% of Net Assets
Aerospace & defense	$4.0	$4.0	1.16%
Business services	106.4	105.8	30.44%
Chemicals	9.5	9.7	2.79%
Consumer products	32.2	32.4	9.32%
Election services	8.6	8.6	2.49%
Energy / Utilities	9.8	9.8	2.81%
Financial services	47.2	48.0	13.81%
Food & beverage	44.4	43.9	12.64%
Healthcare, ambulatory surgery centers	18.9	21.3	6.14%
Healthcare, consulting	12.3	12.5	3.60%
Healthcare, dental services	1.4	1.3	0.37%
Healthcare, device manufacturing	13.1	12.5	3.60%
Industrials	24.8	24.8	7.13%
Manufacturing	38.7	37.9	10.91%
Media	10.3	10.5	3.03%
Media, advertising	1.6	4.6	1.33%
Restaurants	8.2	8.5	2.44%
Retail & grocery	26.6	26.4	7.59%
Textiles	8.7	8.6	2.48%

Total investments	$426.7	$431.1	124.08%

The following is a summary of the industry classification in which the Company invests as of December 31, 2012 (in millions).

Industry:	Cost	Fair Value	% of Net Assets
Aerospace & defense	$4.0	$4.0	1.16%
Business services	67.2	66.3	19.09%
Chemicals	9.5	9.5	2.74%
Consumer products	50.0	50.0	14.39%
Election services	9.4	9.5	2.73%
Energy / utilities	9.8	9.8	2.81%
Financial services	31.2	31.9	9.19%
Food & beverage	44.1	43.6	12.54%
Healthcare, ambulatory surgery centers	18.8	20.8	5.99%
Healthcare, consulting	12.3	12.4	3.56%
Healthcare, dental services	1.4	1.4	0.40%
Healthcare, device manufacturing	13.0	12.4	3.57%
Industrials	25.0	25.0	7.19%
Manufacturing	39.0	38.1	10.98%
Media	10.5	10.5	3.03%
Media, advertising	3.2	5.1	1.47%
Restaurants	8.2	8.4	2.42%
Retail & grocery	26.5	27.0	7.76%
Textiles	8.6	8.6	2.47%

Total investments	$391.7	$394.3	113.49%

Investment Activity

The following is a summary of our investment activity, presented on a cost basis, for the three months ended March 31, 2013 and 2012 (in millions).

	Three months ended March 31,
	2013	2012
New portfolio investments(a)	$55.7	$20.3
Existing portfolio investments
Follow-on investments	—	13.4
Delayed draw and revolver investments	0.7	2.5

Total existing portfolio investments	0.7	15.9

Total portfolio investment activity	$56.4	$36.2

Number of new portfolio investments	5	2
Number of existing portfolio investments	1	3
First lien secured debt(a)	$12.5	$2.6
Second lien debt	7.9	—
Subordinated debt	20.0	33.6
Investments in funds	—	—
CLO residual interests	16.0	—

Total portfolio investments	$56.4	$36.2

Weighted average yield of new debt investments	13.4%	13.9%
Weighted average yield, including all new income-producing investments	13.4%	13.9%

(a)	Net of amounts sold following an initial investment as a co-investment as anticipated at time of closing.

The following is a summary of the proceeds received from prepayments and sales of our investments (in millions).

	Three months ended 31,
Investment	2013	2012
20-20 Technologies Inc.	$0.1	$—
AIM Media Texas Operating, LLC	0.3	—
Charming Charlie, Inc.	—	3.8
Chuy’s Opco, Inc.	—	0.0
CRS Reprocessing, LLC	0.5	—
Cydcor LLC	0.4	—
Embarcadero Technologies, Inc. (a)	3.1	—
Food Processing Holdings, LLC	—	12.6
Gold, Inc. (b)	17.8	—
Hart InterCivic, Inc.	0.8	—
Harrison Gypsum, LLC	0.3	—
HEALTHCAREfirst, Inc.	0.1	—
Loadmaster Derrick & Equipment, Inc.	0.8	—
Purple Communications, Inc.	—	0.3
YP Intermediate Holdings Corp.	1.7	—

Total(c)	$25.9	$16.7

(a)	Proceeds include $3.0 million sold, as anticipated at the time of closing.
(b)	Proceeds sold, as anticipated, at the time of closing.
(c)	For the three month periods ended March 31, 2013 and 2012, proceeds included $0 and $0.1 million, respectively, of prepayment premiums.

The frequency or volume of any prepayments or sales may fluctuate significantly from period to period. The increase between the March 31, 2013 and 2012 amounts are primarily the result of the partial sale of Gold, Inc. to THL Credit Greenway II LLC and outside investors.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Investment Risk

The value of our investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, our ability to dispose of investments at a price and time that we deem advantageous may be impaired.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Investment in Funds

We do not have the ability to redeem our investment in funds but distributions are expected to be received until the dissolution of the funds, which is anticipated to be between 2013 and 2021, as the underlying investments are expected to be liquidated.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway has $150 million of capital committed by affiliates of a single institutional investor, and is managed by the Company through the investment professionals that serve on the Company’s investment committee. The Company’s capital commitment to Greenway is $0.01 million. As of March 31, 2013 and December 31, 2012, all of the capital had been called by Greenway. As of March 31, 2013 and December 31, 2012, the value of the Company’s interest in Greenway was $0.01 million and $0.01 million, respectively, and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway, the Company acts as the investment adviser to Greenway and is entitled to receive certain fees. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2013 and 2012, the Company earned $0.5 million and $0.5 million in fees related to Greenway, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013 and December 31, 2012, $0.5 million and $0.4 million of fees related to Greenway, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II, was formed as a Delaware limited liability company. Greenway II, is a portfolio company of the Company. Greenway II is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II operates under a limited liability agreement dated February 11, 2013. Greenway II will continue in existence for eight years from the final closing date, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway II has a two year investment period.

Greenway II had its first closing on February 11, 2013, of which the Company had a nominal commitment. Greenway II is managed by the Company through the investment professionals that serve on our investment committee. As of March 31, 2013, the value of the Company’s interest in Greenway was $0.001 million and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway II, the Company acts as the investment adviser to Greenway II and is entitled to receive certain fees. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2013, the Company earned $0.02 million in fees related to Greenway II, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013, $0.02 million of fees related to Greenway II were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

LCP Capital Fund LLC

We have invested in a membership interest of LCP Capital Fund LLC, or LCP, a private investment company that was organized to participate in investment opportunities that arise when a special purpose entity, or SPE, or sponsor thereof, needs to raise capital to achieve ratings, regulatory, accounting, tax, or other objectives. LCP is a closed investment vehicle which provides for no liquidity or redemption options and is not readily marketable. LCP is managed by an unaffiliated third party. As of March 31, 2013 and December 31, 2012, we had contributed $12.0 million of capital in the form of membership interests in LCP, which is invested in an underlying SPE referred to as Series 2005-01. On May 1, 2012, we received $3.6 million in connection with a reduction in its commitment pursuant to the governing documents, which is related to the notional amount of the underlying credit default swaps. Our exposure is limited to the amount of its remaining contributed capital. As of March 31, 2013 and December 31, 2012, the value of our interest in LCP was $8.4 million, and is reflected in the Consolidated Schedules of Investments.

Our contributed capital in LCP is maintained in a collateral account held by a third-party custodian, who is neither affiliated with us nor with LCP, and acts as collateral on certain credit default swaps for the Series 2005-01 for which LCP receives fixed premium payments throughout the year, adjusted for expenses incurred by LCP. The SPE purchases assets on a non-recourse basis and LCP agrees to reimburse the SPE up to a specified amount for potential losses. LCP holds the contributed cash invested for an SPE transaction in a segregated account that secures the payment obligation of LCP. We expect to receive distributions from LCP on a quarterly basis. Such distributions are reflected in our Consolidated Statements of Operations as interest income in the period earned. LCP has a remaining life of 18 years; however, it is currently expected that Series 2005-01 will terminate on February 15, 2015, if not extended prior to this date pursuant to the terms of Series 2005-1 SPE. Regardless of the date of dissolution, LCP has the right to receive amounts held in the collateral account if there is an event of default under LCP’s operative agreements. LCP may have other series which will have investments in other SPEs to which we will not be exposed.

CLO residual interests

We invested in the subordinated notes, or residual interest of three CLOs. The subordinated notes are subordinated to the secured notes issued in connection with each CLO. The secured notes in each structure are collateralized by portfolios consisting primarily of broadly syndicated senior secured bank loans.

The first investment was in the income notes of a $625.9 million CLO of Octagon Investment Partners XIV, Ltd. The income notes are part of a class of subordinated notes, which are paid equal with other subordinated notes within this class. The subordinated notes are subordinated to the claims of $569.3 million in secured notes issued by the structure. The second investment was in the income notes of a $727.3 million CLO of Sheridan Square CLO Ltd. The income notes are part of a class of subordinated notes, which are paid equal with other subordinated notes within this class. The subordinated notes are subordinated to the claims of $661.5 million in secured notes issued by the structure. The third investment was in the subordinated notes of the $520.0 million CLO of Adirondack Park CLO Ltd. There is only one class of subordinated notes that are subordinated to the claims of $466.5 million in secured notes issued by the structure.

In each case, the subordinated notes do not have a stated rate of interest, but are entitled to receive distributions on quarterly payment dates subject to the priority of payments to secured note holders in the structures if and to the extent funds are available for such purpose. The payments on the subordinated notes are subordinated not only to the interest and principal claims of all secured notes issued, but to certain administrative expenses, taxes, and the base and subordinated fees paid to the collateral manager. Payments to the subordinated notes may vary significantly quarter to quarter for a variety of reasons and may be subject to 100% loss. Investments in subordinated notes, due to the structure of the CLO, can be significantly impacted by change in the market value of the assets, the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets along with prices, interest rates and other risks associated with the assets.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, we invested in a TRA that entitles us to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to us and entitles us to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, we are entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that we are entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 17 years. Pursuant to the TRA, we maintain the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, we will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation than all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, we have chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. The valuation will be based principally on a discounted cash flow analysis of projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of Duff & Phelps and the length of the remaining payment stream.

Asset Quality

We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that promotes compliance with these standards and that is used as a tool by the Advisor’s investment committee to assess investment performance relative to plan. In addition, our portfolio companies may rely on us to provide financial and capital market expertise and may view us as a value-added resource.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each investment a score of a 1, 2, 3, 4 or 5

The investment performance scores, or IPS, are as follows:

1 — The portfolio company is performing above our underwriting expectations.

2 — The portfolio company is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3 — The portfolio company is operating below our underwriting expectations, and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4 — The portfolio company is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5 — The portfolio company is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For any investment receiving a score of a 3 or lower, our manager increases its level of focus and prepares regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average investment score was 2.05 and 2.12 at March 31, 2013 and December 31, 2012, respectively. The following is a distribution of the investment scores of our portfolio companies at March 31, 2013 (in millions):

	March 31, 2013		December 31, 2012
Investment Score	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
1(a)	$38.8	9.0%	$20.0	5.1%
2(b)	332.4	77.1%	312.5	79.2%
3(c)	53.4	12.4%	55.5	14.1%
4(d)	6.5	1.5%	6.4	1.6%
5	—	—	—	—

Total	$431.1	100.0%	$394.3	100.0%

(a)	As of March 31, 2013 and December 31, 2012, Investment Score “1” included $9.9 million and $8.2 million, respectively, of loans to companies in which we also hold equity securities.
(b)	As of March 31, 2013 and December 31, 2012, Investment Score “2” included $32.9 million and $49.4 million, respectively, of loans to companies in which we also hold equity securities.
(c)	As of March 31, 2013 and December 31, 2012, Investment Score “3” included $40.6 million and $27.0 million, respectively, of loans to companies in which we also hold equity securities.
(d)	As of March 31, 2013 and December 31, 2012, Investment Score “4” included no loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2013 and December 31, 2012, we had no loans on non-accrual.

Results of Operations

The principal measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss), net unrealized appreciation (depreciation) and interest rate derivative periodic interest payments, net. Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation (depreciation) on interest rate derivative is the net change in the fair value of the interest rate derivative agreement. Interest rate derivative periodic interest payments, net are the difference between the proceeds received or the amounts paid on the interest rate derivative.

Comparison of the Three Months Ended March 31, 2013 and 2012

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Income-producing securities include investments in funds, investment in payment rights and collateralized loan obligation, or CLO, residual interests. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition, we may generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

The following shows the breakdown of investment income for the three months ended March 31, 2013 and 2012 (in millions):

	Three months ended March 31,
	2013	2012
Interest income on debt securities
Cash interest on debt securities	$11.2	$7.9
PIK interest	1.1	0.8
Prepayment premiums	—	0.1
Accretion of discounts and other fees	0.4	0.8

Total interest on debt securities	12.7	9.6
Interest income on income-producing securities	1.2	0.5
Fees related to Greenway and Greenway II	0.5	0.5
Other income	0.0	0.1

Total	$14.4	$10.7

The following shows a rollforward of PIK income activity for the three months ended March 31, 2013 and for the year ended December 31, 2012 (in millions):

Accumulated PIK balance at December 31, 2011	$3.5
PIK income capitalized/receivable	4.1
PIK received in cash from prepayments	(1.8)

Accumulated PIK balance at December 31, 2012	$5.8
PIK income capitalized/receivable	1.1

Accumulated PIK balance at March 31, 2013	$6.9

The increases in investment income from the respective periods were due to the growth in the overall investment portfolio.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We had no income from advisory services related to portfolio companies for the three months ended March 31, 2013 and 2012.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration agreement (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provide that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under these agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

Operating expenses totaled $7.0 million and $4.6 million for the three months ended March 31, 2013 and 2012, respectively, and consisted of base management fees, incentive fees, administrator expenses, and other expenses including fees related to our credit facility, professional fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due primarily to the increase in base management fees, incentive fee and credit facility expenses, including one-time amortization expenses related to deferred financing costs associated with an amendment, for the respective periods due to growth in the portfolio expenses and use of the credit facility.

The base management fees for the three months ended March 31, 2013 and 2012 were $1.5 million and $1.0 million, respectively, as provided for in the investment management agreement. The incentive fees incurred for the years ended March 31, 2013 and 2012 were $2.3 million and $1.4 million and such amounts include the effect of unrealized appreciation or depreciation of $0.4 million and $(0.1) million, respectively. There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued is currently not, and would not necessarily be, payable under the investment management agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. The accrued incentive fee related to capital gains may differ from the actual incentive fee that may be paid to the Advisor depending on whether we are ultimately able to generate a net realized capital gain. The increase in base management fees and incentive fee expenses for the respective periods is due to the growth in both the portfolio and net investment income.

For the three months ended March 31, 2013 and 2012, fees and expenses related to our credit facility, including amortization of deferred financing costs, were $1.6 million and $0.7 million, respectively. Borrowings under the credit facility were $107.7 million and $25.3 million, respectively, for the three months ended March 31, 2013 and 2012. Repayments under the credit facility were $67.9 million and $5.8 million, respectively, for the three months ended March 31, 2013 and 2012. As of March 31, 2013 and December 31, 2012, there were $89.9 million and $50.0 million of borrowings outstanding at a weighted average interest rate of 4.0478% and 4.2110%, respectively. The increase in expenses related to the credit facility is due principally to the average level of borrowings in connection with investment activity and amortization of deferred financing costs, including one-time amortization expenses related to deferred financing costs associated with an amendment.

Administrator expenses for the three months ended March 31, 2013 and 2012 totaled $0.8 million and $0.8 million, respectively. Expenses for professional fees, insurance expenses, directors’ fees, and other general and administrative expense for the three months ended March 31, 2013 and 2012 totaled $0.8 million and $0.7 million, respectively.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

Net investment income was $7.4 million, or $0.28 per common share based on a weighted average of 26,315,202 common shares outstanding for the three months ended March 31, 2013, as compared to $6.2 million, or $0.31 per common share based on a weighted average of 20,220,200 common shares outstanding for the three months ended March 31, 2012.

The increase in net investment income is primarily attributable to the growth in the portfolio and an increase in prepayment activity.

Net Realized Gains and Losses on Investments

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

We did not recognize any realized gains or losses on our portfolio investments during the three months ended March 31, 2013 and 2012.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal or previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation on investments totaled $1.7 million and $(0.5) million for the three months ended March 31, 2013 and 2012, respectively. The change in unrealized appreciation on our investments was driven primarily by changes in the capital market conditions and in the financial performance of certain portfolio companies.

The following shows the breakdown in the changes in unrealized appreciation of investments for the three months ended March 31, 2013 and 2012 (in millions):

	Three months ended March 31,
	2013	2012
Gross unrealized appreciation on investments	$2.8	$0.1
Gross unrealized depreciation on investments	(1.1)	(0.2)
Reversal of prior period net unrealized appreciation upon a realization	—	(0.4)

Total	$1.7	$(0.5)

Provision for Taxes on Unrealized Appreciation on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended March 31, 2013, the Company recognized a provision for tax on unrealized appreciation of $0.5 million for two consolidated subsidiaries. For the three months ended March 31, 2012, the Company did not recognize a provision for tax on unrealized appreciation.

Realized and Unrealized Gain (Loss) of Interest Rate Derivative

The interest rate derivative was entered into on May 10, 2012. Unrealized depreciation reflects the value of the interest rate derivative agreement during the reporting period. The net change of unrealized depreciation on interest rate derivative totaled $0.1 million for the three months ended March 31, 2013 and was due to capital markets changes impacting interest rate swap spreads.

We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amount paid on the interest rate derivative. We recognized a realized loss for the three months ended March 31, 2013 of $0.1 million as interest rate derivative periodic interest payments, net.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $8.6 million, or $0.33 per common share based on a weighted average of 26,315,202 common shares for the three months ended March 31, 2013, as compared to $5.7 million, or $0.28 per common share based on a weighted average of 20,220,200 common shares outstanding, for the three months ended March 31, 2012.

The increase in net assets resulting from operations is due to the continued growth in net investment income, which is a result of growing our portfolio.

Comparison of the Years Ended December 31, 2012, 2011 and 2010

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Income-producing securities include investments in funds, investment in payment rights and collateralized loan obligation, or CLO, residual interest. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK.

Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition, we may generate revenue in the form of fees from the management of Greenway, prepayment premiums, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

The following shows the breakdown of investment income for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Year ended December 31,
	2012	2011	2010
Interest income on debt securities
Cash interest on debt securities	$36.7	$26.9	$8.4
Interest earned from bank accounts	0.0	0.1	0.3
PIK interest	4.1	2.6	0.9
Prepayment premiums	2.6	1.1	—
Accretion of discounts and other fees	3.6	2.1	0.4

Total interest on debt securities	47.0	32.8	10.0
Interest income on income-producing securities	2.8	2.1	2.2
Fees related to Greenway	2.6	1.8	—
Dividend income(a)	0.4	0.3	—
Other income	0.3	0.4	0.1

Total	$53.1	$37.4	$12.3

(a)

For the year ended December 31, 2012, dividend income represents a tax distribution received by a wholly-owned blocker corporation. A corresponding expense has been recorded in excise and income tax provision on the Consolidated Statements of Operations.

The following shows a rollforward of PIK income for the years ended December 31, 2012 and 2011 (in millions):

Accumulated PIK balance at December 31, 2010	$0.9
PIK income capitalized/receivable	2.6

Accumulated PIK balance at December 31, 2011	$3.5
PIK income capitalized/receivable	4.1
PIK received in cash from prepayments	(1.8)

Accumulated PIK balance at December 31, 2012	$5.8

The increases in investment income from the respective periods were due to the growth in the overall investment portfolio, an increase in prepayment premiums and the closing of Greenway in January 2011.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We had no income from advisory services for the years ended December 31, 2012, 2011 and 2010.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration agreement (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

Operating expenses totaled $22.3 million, $16.4 million and $6.3 million for the years ended December 31, 2012, 2011 and 2010, respectively, and consisted of base management fees, incentive fees, administrator expenses, and other expenses including fees related to our credit facility, professional fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due primarily to the increase in base management fees, incentive fee, credit facility and excise and income tax provision expenses for the respective periods.

The base management fees for the years ended December 31, 2012, 2011 and 2010 were $4.9 million, $4.0 million and $2.7 million, respectively, as provided for in the investment management agreement. The incentive fees incurred for the years ended December 31, 2012, 2011 and 2010 were $7.0 million, $4.8 million and $0 and such amounts include the effect of unrealized appreciation or depreciation of ($0.5) million, $0.8 million and $0, respectively. Approximately $0.4 million of the accrued incentive fee for the year ended December 31, 2011 was related to unrealized appreciation on investments in periods prior to 2011. Such amounts were not material to current or prior periods’ financial statements. There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued is currently not, and would not necessarily be, payable under the investment management agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. The accrued incentive fee related to capital gains may differ from the actual incentive fee that may be paid to the Advisor depending on whether we are ultimately able to generate a net realized capital gain. The increase in base management fees and incentive fee expenses for the respective periods is due to the growth in both the portfolio and net investment income.

For the years ended December 31, 2012, 2011 and 2010, fees and expenses related to our credit facility, including amortization of deferred financing costs, were $4.1 million, $1.7 million and $0, respectively. Borrowings under the credit facility were $189.9 million and $28.5 million, respectively, for the years ended December 31, 2012 and 2011. Repayments under the credit facility were $144.9 million and $23.5 million, respectively, for the years ended December 31, 2012 and 2011. As of December 31, 2012 and December 31, 2011, there were $50.0 million and $5.0 million of borrowings outstanding at a weighted average interest rate of 4.2110% and 3.8125%, respectively. The increase in expenses related to the credit facility is due principally to the timing of the facility closing in March 2011, the level of borrowings in connection with investment activity and amortization of deferred financing costs.

Administrator expenses for the years ended December 31, 2012, 2011 and 2010 totaled $3.2 million, $2.9 million and $1.7 million, respectively. Expenses for professional fees, insurance expenses, directors’ fees, and other general and administrative expense for the years ended December 31, 2012, 2011 and 2010 totaled $3.1 million, $3.0 million and $1.9 million, respectively. The increase in administrator expenses is due principally to additional resources and related costs to support our portfolio growth.

Income tax provision and excise tax for the years ended December 31, 2012, 2011 and 2010 totaled $0.6 million ($0.1 million excise tax and $0.5 million income tax provision), $0.0 million ($0.0 excise tax) and $0, respectively. The increase in excise taxes is due to the retention of taxable income being higher during the current year. The increase in current year income tax provision is due to our consolidated taxable subsidiary receiving tax distributions from an underlying portfolio company for the payment of the current year’s tax obligation.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

Net investment income was $30.2 million, or $1.38 per common share based on a weighted average of 21,852,197 common shares outstanding for the year ended December 31, 2012, as compared to $21.0 million, or $1.04 per common share based on a weighted average of 20,167,092 common shares outstanding for the year ended December 31, 2011 and $6.0 million, or $0.31 per common share based on a weighted average of 19,762,756 common shares outstanding for the year ended December 31, 2010.

The increase in net investment income is primarily attributable to the growth in the portfolio and an increase in prepayment activity.

Net Realized Gains and Losses on Investments

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

We recognized realized gains on our portfolio company investments during the year ended December 31, 2012, 2011 and 2010 of $0.4 million, $1.0 million and $0, respectively.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal or previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation on investments totaled ($1.2) million, $2.1 million and $1.8 million for the years ended December 31, 2012, 2011 and 2010, respectively. The change in unrealized appreciation on our investments was driven primarily by the reversal of previously unrealized appreciation on investments, changes in the capital market conditions, and in the financial performance of certain portfolio companies.

The following shows the breakdown in the changes in unrealized appreciation of investments for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Year ended December 31,
	2012	2011	2010
Gross unrealized appreciation on investments	$4.5	$5.1	$1.8
Gross unrealized depreciation on investments	(2.8)	(1.2)	—
Reversal of prior period net unrealized appreciation upon a realization	(2.9)	(1.8)	—

Total	$(1.2)	$2.1	$1.8

Provision for taxes on unrealized appreciation on investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the years ended December 31, 2012, 2011 and 2010, the Company recognized a provision for tax on unrealized appreciation of $0.5 million, $0, and $0, respectively, for a consolidated subsidiary. The Company is not subject to income taxes, however, certain consolidated taxable subsidiaries may be subject to income taxes. The provision relates only to an individual subsidiary of the Company.

Realized and Unrealized Gain (Loss) of Interest Rate Derivative

The interest rate derivative was entered into on May 10, 2012. Unrealized depreciation reflects the value of the interest rate derivative agreement during the reporting period. Unrealized depreciation on interest rate derivative totaled $1.1 million for the year ended December 31, 2012 and was due to capital markets changes impacting interest rate swap spreads.

We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amount paid on the interest rate derivative. We recognized a realized loss for the year ended December 31, 2012 of $0.2 million as interest rate derivative periodic interest payments, net.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $27.6 million, or $1.26 per common share based on a weighted average of 21,852,197 common shares for the year ended December 31, 2012, as compared to $24.1 million, or $1.20 per common share based on a weighted average of 20,167,092 common shares outstanding, for the year ended December 31, 2011 and $7.8 million, or $0.39 per common share based on a weighted average of 19,762,756 common shares outstanding, for the year ended December 31, 2010.

The increase in net assets resulting from operations is due to the continued growth in net investment income, which is a result of growing our portfolio, and an increase in prepayment premiums.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our liquidity and capital resources are derived from our revolving credit agreement, or Revolving Facility, and senior secured term loan credit facility, or Term Loan Facility, equity raises and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies, payment of dividends to the holders of our common stock and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover in our portfolio and from public and private offerings of securities to finance our investment objectives, to the extent permitted by the 1940 Act.

We may raise additional equity or debt capital through both registered offerings off a shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowings. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2013 Annual Stockholder Meeting held on June 10, 2013, our stockholders authorized us, with the approval of our Board of Directors, to sell up to 25% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. There can be no assurance that these capital resources will be available.

On March 15, 2013, we closed an additional $50 million of commitments to our Facilities, which brings the aggregate size to $240 million of commitments. As of March 31, 2013, we had a total of $89.9 million outstanding on our credit facilities, including $70.0 million outstanding under our Term Loan Facility and $19.9 million outstanding under the Revolving Facility. The total amount outstanding had a weighted average interest rate of

4.0478%. We borrowed $87.7 million under our Revolving Facility and $20.0 million under our Term Loan Facility for the three months ended March 31, 2013 and repaid $67.9 million funds on our Revolving Facility from proceeds received from the term loan and investment income. As of March 31, 2012, we borrowed $25.3 million and repaid $5.8 million under our Revolving Facility during the three months ended March 31, 2012.

Our operating activities used cash of $33.8 million and $16.1 million for the three months ended March 31, 2013 and 2012, respectively, primarily in connection with the purchase of portfolio investments. For three months ended March 31, 2013, our financing activities provided cash of $39.9 million from net borrowings and used cash of $8.7 million for distributions to stockholders and $1.3 million for the payment of financing costs. For the three months ended March 31, 2012, our financing activities provided cash of $19.5 million from net borrowings and used cash of $6.9 million for distributions to stockholders.

As of March 31, 2013 and December 31, 2012, we had cash of $0.8 million and $4.8 million, respectively. We had no cash equivalents as of March 31, 2013 and December 31, 2012.

We believe cash balances, our Revolving Facility capacity and any proceeds generated from the sale or pay down of investments provides us with ample liquidity to acquit our pipeline for the coming quarters.

Credit Facility

On March 15, 2013, we entered into an amendment, or the Revolver Amendment, to our existing revolving credit agreement, or Revolving Facility, and entered into an amendment, or the Term Loan Amendment, to our term loan agreement credit facility, or Term Loan Facility, and together with the Revolving Facility, the Facilities, with ING Capital LLC.

The Revolver Loan Amendment revised the Revolving Facility, dated May 10, 2012, to among other things, increase the amount available for borrowing under the Revolving Facility from $140.0 million to $170.0 million and extend the maturity date from May 2016 to May 2017 (with a one year term out period beginning in May 2016). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on our loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolver Amendment also changes the interest rate of the Revolving Facility to (i) when the facility is more than or equal to 35% drawn and the step-down condition is satisfied, LIBOR plus 2.75%, (ii) when the facility is more than or equal to 35% drawn and the step-down condition is not satisfied, LIBOR plus 3.00%, (iii) when the facility is less than 35% drawn and the step-down condition is satisfied, LIBOR plus 2.75%, and (iv) when the facility is less than 35% drawn and the step-down condition is not satisfied, LIBOR plus 3.25%. The non-use fee is 1.00% annually if we use 35% or less of the Revolving Facility and 0.50% annually if we use more than 35% of the Revolving Facility. We can elect the LIBOR rate on the loans outstanding on our Revolving Facility, which can have a maturity date that is one, two, three or six months. Each of the LIBOR loans currently outstanding on our Revolving Facility have a one month maturity.

The Term Loan Amendment revised the Term Loan Facility, dated May 10, 2012, to increase the $50.0 million senior secured term loan, or Term Loan, to $70.0 million and extend the maturity date from May 2017 to May 2018. The Term Loan bears interest at LIBOR plus 4.00% (with no LIBOR Floor) and has substantially similar terms to our existing Revolving Facility (as amended by the Amendment). We can elect the LIBOR rate on our Term Loan, which can have a maturity date that is one, two, three or six months. The LIBOR rate on our Term Loan currently has a one month maturity.

Each of the Facilities includes an accordion feature permitting us to expand the Facilities, if certain conditions are satisfied; provided, however, that the aggregate amount of the Facilities, collectively, is capped at $400.0 million.

The benchmark used to determine the variable rates paid on the Facilities is LIBOR with maturities that range between one and six months.

The Facilities generally require payment of interest on a quarterly basis for ABR loans, and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR. All outstanding principal is due upon each maturity date. The Facilities also require a mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Facilities are subject to, among other things, a minimum borrowing/collateral base. The Facilities have certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of ours and our subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of us and our subsidiaries, of not less than 2.25:1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facilities (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in our portfolio.

The Facilities’ documents also include default provisions such as the failure to make timely payments under the Facilities, the occurrence of a change in control, and the failure by us to materially perform under the operative agreements governing the Facilities, which, if not complied with, could, at the option of the lenders under the Facilities, accelerate repayment under the Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Each loan originated under the Revolving Facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the Revolving Facility at any particular time or at all. We are currently in compliance with all financial covenants under the Facilities.

For the three months ended March 31, 2013, we borrowed $107.7 million and made $67.9 million of repayments under the Facilities. For the three months ended March 31, 2012, we borrowed $25.3 million and made $5.8 million of repayments under the Facilities. As of March 31, 2013 and December 31, 2012, there were $89.9 million and $50.0 million of borrowings outstanding at a weighted average interest rate of 4.0478% and 4.2110%, respectively. The fair values of our Facilities are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our Facilities are estimated based upon market interest rates and entities with similar credit risk. As of March 31, 2013 and December 31, 2012, the Facilities would be deemed to be level 3 of the fair value hierarchy.

Interest expense and related fees of $1.1 million and $0.5 million were incurred in connection with the Facilities during the three months ended March 31, 2013 and 2012, respectively.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of March 31, 2013 is in excess of 200%.

Interest Rate Derivative

On May 10, 2012, we entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC in connection with its Term Loan Borrowing. Under the swap agreement, with a notional value of $50 million, we pay a fixed rate of 1.1425% and receive a floating rate based upon the current three-month LIBOR rate. We entered into the swap agreement to manage interest rate risk and not for speculative purposes.

We use an income approach using a discounted cash flow methodology to value the interest rate derivative. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

We record the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly swap amounts are paid or received under the swap agreement, the amounts are recorded as a realized gain (loss).

For the three months ended March 31, 2013, we recognized $0.1 million of realized loss from the swap agreement, which is reflected as interest rate derivative periodic interest payments, net in the Consolidated Statements of Operations.

For the three months ended March 31, 2013, we recognized $0.1 million of net change in unrealized depreciation from the swap agreement, which is listed under net change in unrealized depreciation on interest rate derivative in the Consolidated Statements of Operations. As of March 31, 2013 and December 31, 2012, our fair value of the swap agreement is $(0.9) million and $(1.1) million, respectively, which is listed as an interest rate derivative liability on the Consolidated Statements of Assets and Liabilities.

Commitments and Contingencies

From time to time, we, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither we, nor the Advisor, are currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of March 31, 2013 and December 31, 2012, we have the following unfunded commitments to portfolio companies (in millions):

	As of
	March 31, 2013	December 31, 2012
Unfunded revolving commitments	$11.7	$10.9
Unfunded delayed draw and capital expenditure facilities	8.0	12.0
Unfunded commitments to investments in funds	4.0	4.0

Total unfunded commitments	$23.7	$26.9

Dividends

We have elected to be taxed as a regulated investment company under Subchapter M of the Code. In order to maintain our status as a regulated investment company, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our dividends declared and paid or to be paid on all shares:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33
May 2, 2013	June 14, 2013	June 28, 2013	$0.34

On May 2, 2013, our board of directors declared a dividend of $0.34 per share, payable on June 28, 2013 to stockholders of record at the close of business on June 14, 2013.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level. We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our 2013 distributions as of March 31, 2013, 100% would be from ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2013 distributions to stockholders will actually be. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

Contractual obligations

We have entered into a contract with the Advisor to provide investment advisory services. Payments for investment advisory services under the investment management agreement in future periods will be equal to (a) an annual base management fee of 1.5% of our gross assets and (b) an incentive fee based on our performance. In addition, under our administration agreement, the Advisor will be reimbursed for administrative services incurred on our behalf. See description below under Related Party Transactions.

The following table shows our contractual obligations as of March 31, 2013 (in millions):

	Payments due by period
Contractual Obligations(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Term Loan Facility	$70.0	—	—	$70.0	—

(1)	Excludes commitments to extend credit to our portfolio companies.

We entered into an interest rate derivative to manage interest rate risk. We record the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly interest rate swap amounts are paid or received under the swap agreement, the amounts are recorded as a realized gain (loss). Further discussion of the interest rate derivative is included in Note 1 “Significant Accounting Policies” and Note 7 “Interest Rate Derivative” in the “Notes to Consolidated Financial Statements”.

Off-Balance sheet arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Related Party Transactions

Investment Management and Administration Agreements

On February 27, 2013, our investment management agreement with the Advisor was re-approved by our Board of Directors. Under the investment management agreement, the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. The base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2013 and 2012, we incurred base management fees payable to the Advisor of $1.5 million, and $1.0 million, respectively. As of March 31, 2013 and December 31, 2012, $1.5 million and $1.5 million, respectively, was payable to the Advisor.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until we actually receive such interest in cash.

For the three months March 31, 2013 and 2012, we incurred $1.9 million and $1.5 million, respectively, of incentive fees related to ordinary income.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. The capital gains incentive fee payable to our Advisor under the investment management agreement as of March 31, 2013 and December 31, 2012 was $0 and $0.03 million, respectively.

As of March 31, 2013 and December 31, 2012, $1.8 million and $2.3 million, respectively, of such incentive fees are currently payable to the Advisor. For the three months ended March 31, 2013, $0.1 million of incentive fees incurred by us for the three months ended March 31, 2013 were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

GAAP requires that the incentive fee accrual considers the cumulative aggregate unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such unrealized capital appreciation or depreciation were realized, even though such unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential incentive fee that would be payable for a given period as if all unrealized gains or losses were realized, we have accrued incentive fees of $0.7 million and $0.3 million as of March 31, 2013 and December 31, 2012, respectively, based upon unrealized appreciation or depreciation of investments and the interest rate derivative for that period (in accordance with the terms of the investment management agreement). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods.

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2013 and 2012 we incurred administrator expenses payable to the Advisor of $0.8 million and $0.8 million, respectively. As of March 31, 2013 and December 31, 2012, $0.01 million and $0.3 million, respectively, was payable to the Advisor.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Due to and from Affiliates

The Advisor paid certain other general and administrative expenses on our behalf. As of March 31, 2013, $0.02 million of expenses were included in Due to affiliate on the Consolidated Statements of Assets and Liabilities. There were no amounts due to affiliate as of December 31, 2012.

As manager of Greenway and Greenway II, we act as the investment adviser to Greenway and Greenway II and are entitled to receive certain fees. As a result, Greenway and Greenway II are classified as an affiliate of us. As of March 31, 2013 and December 31, 2012, $0.6 million and $0.4 million of fees and expenses related to Greenway and Greenway II, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Managed Funds

Greenway

On January 14, 2011, Greenway was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway has $150.0 million of capital committed by affiliates of a single institutional investor, and is managed by the Company. through the investment professionals that serve on our investment committee. Our capital commitment to Greenway is $0.0 million. As of March 31, 2013 and December 31, 2012, all of the capital had been called by Greenway. As of March 31, 2013 and December 31, 2012, the value of the investment in Greenway was $0.01 million and $0.01 million, respectively, and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway, we act as the investment adviser to Greenway and are entitled to receive certain fees. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2013, and 2012, we earned $0.5 million and $0.5 million in fees related to Greenway, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013 and December 31, 2012, $0.5 million and $0.4 million, respectively, of fees related to Greenway were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invests in securities similar to those of ours pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and us. However, we have the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II, was formed as a Delaware limited liability company. Greenway II, is a portfolio company of the Company. Greenway II is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II operates under a limited liability agreement dated February 11, 2013. Greenway II will continue in existence for eight years from the final closing date, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway II has a two year investment period.

Greenway II had its first closing on February 11, 2013, of which the Company had a nominal commitment. Greenway II is managed by the Company through the investment professionals that serve on our investment committee. As of March 31, 2013, the value of the Company’s interest in Greenway was $0.001 million and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway II, the Company acts as the investment adviser to Greenway II and is entitled to receive certain fees. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2013, the Company earned $0.02 million in fees related to Greenway II, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013, $0.02 million of fees related to Greenway II, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Affiliated Stockholders

BDC Holdings owns 2,047,720 shares, or 7.78%, of our common stock as of March 31, 2013, compared with 4,047,720 shares, or 15.38%, as of December 31, 2012.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, the Company’s significant accounting policies are further described in the notes to the consolidated financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, it is expected that many of our portfolio investments’ values will be determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by us conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, the Advisor and our board of directors, in consultation with our independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by our board of directors. For debt investments, we determine the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

We value our interest rate derivative agreement using an income approach that analyzes the discounted cash flows associated with the interest rate derivative agreement. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

We value our CLO residual interest investments in collateralized loan obligations using an income approach that analyzes the projected discounted cash flows of our residual interest. Significant inputs to the discounted cash flows methodology include the risk associated with the underlying investments and the expected term of the collateralized loan obligation.

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity and enterprise values, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity. We will cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect amounts to be collectible. We do not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2013 and December 31, 2012, we did not have any loans on non-accrual status. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts as interest income using the effective yield method. We record prepayment premiums on loans and debt investments as interest income. Interest income from our investment in TRA and CLO residual interest investments are recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. We monitor the anticipated cash flows from our TRA and CLO residual interest investments and will adjust our effective yield periodically.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amounts paid on the interest rate derivative. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values or value of the interest rate derivative during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Federal Income Taxes, including excise tax

We operate so as to maintain our status as a RIC under Subchapter M of the Code and intend to continue to do so. Accordingly, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. In order to qualify for favorable tax treatment as a RIC, we are required to distribute annually to our stockholders at least 90% of our investment company taxable income, as defined by the Code. To avoid a 4% federal excise tax, we must distribute each calendar year the sum of (i) 98% of our ordinary income for each such calendar year, and (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We may choose not to distribute all of our taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. We will accrue excise tax on undistributed taxable income as required. Please refer to “Dividends” above for a summary of the distributions made in 2012.

Certain consolidated subsidiaries are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended March 31, 2013 and 2012, we recognized a provision for tax on unrealized appreciation of $0.5 million for consolidated subsidiaries in the Consolidated Statements of Operations. We did not recognize a provision for tax on unrealized appreciation during the three months ended March 31, 2012. As of March 31, 2013 and December 31, 2012 $1.0 million and $0.5 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized appreciation on investments. The provision relates to two individual subsidiaries of the Company.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Developments

On April 11, 2013, we received $19.3 million in proceeds in connection with the realization of a subordinated debt investment in one of our portfolio companies, which included a prepayment premium. In addition, we received $1.2 million in dividend proceeds from our equity holdings in the portfolio company. We subsequently closed on a $15.0 million second lien investment in the portfolio company on April 19, 2013.

On May 2, 2013, our board of directors declared a dividend of $0.34 per share, payable on June 28, 2013 to stockholders of record at the close of business on June 14, 2013.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2013, 50.0%, or eighteen, of the debt investments in our portfolio bore interest at fixed rates. Eighteen of the debt investments in our portfolio have interest rate floors, which have effectively converted the debt investments to fixed rate loans in the current interest rate environment. In the future, we expect other debt investments in our portfolio will have floating rates. Our borrowings as well as the amount we receive under the interest rate derivative agreement are based upon floating rates. Assuming that the Consolidated Statement of Assets and Liabilities as of March 31, 2013 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical one percent increase in LIBOR would decrease our net investment income by $0.9 million. A hypothetical decrease in LIBOR would not affect our net income, again, due to the aforementioned floors in place. Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate. We currently hedge against interest rate fluctuations by using an interest rate swap whereby we pay a fixed rate of 1.1425% and receive three-month LIBOR. In the future, we may use other standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations on April 21, 2010 and as of March 31, 2013. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2012, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Facility
Fiscal 2013 (as of March 31, 2013, unaudited)	$19,850,000	$22,028	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$5,000,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

Term Loan Facility
Fiscal 2013 (as of March 31, 2013, unaudited)	$70,000,000	$6,247	$—	N/A
Fiscal 2012	$50,000,000	$7,950	$—	N/A
Fiscal 2011	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2013 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio company	Industry	Type of Investment	Yield(2)	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts(3)	Cost	Fair Value
20-20 Technologies, Inc.
400 Armand-Frappier Blvd Laval Quebec, Canada H7V 4B4	Business Services	Senior Secured Term Loan(4)	13.2%(5) (LIBOR + 11.00%)	9/12/17		$13,912,500	$13,593,314	$13,703,813

							13,593,314	13,703,813
Adirondack Park CLO Ltd
c/o GSO/Blackstone Debt Funds Management LLC 345 Park Ave New York, NY 10154	Financial services	Subordinated Notes, Residual Interest(4)	13.7%(21)	4/15/24		$10,000,000	$9,300,953	$9,300,953

							9,300,953	9,300,953
AIM Media Texas Operating, LLC
100 Highland Park Village, Ste 200 Dallas, TX 75205	Media	Second Lien Loan	16.0%(6) (13.0% Cash and 3.0% PIK)	6/21/17		$9,712,500	$9,495,296	$9,615,375
		Member interest(7)(8)			2.04%	0.763636	763,636	900,000

							10,258,932	10,515,375
Airborne Tactical Advantage Company, LLC
1 Lear Drive, Newport News, VA 23602	Aerospace & defense	Senior Secured Note	11.0%	3/7/16		$4,000,000	3,863,104	3,900,000
		Class A Warrants(9)			2.30%	511,812	112,599	120,000

							3,975,703	4,020,000
C&K Market, Inc.
615 5th Street, Brookings, OR 97415	Retail & grocery	Senior Subordinated Note	16.0% (14.0% Cash and 2.0% PIK)	11/3/15		$13,649,702	13,272,427	13,376,708
		Warrant for Class B				156,552	349,000	—

							13,621,427	13,376,708
Country Pure Foods, LLC
681 W. Waterloo Road, Akron, OH 44314	Food & beverage	Subordinated Term Loan	15.0%(6) (12.5% Cash and 2.5% PIK)	2/13/16		$16,181,058	15,986,057	15,938,343

							15,986,057	15,938,343

Portfolio company	Industry	Type of Investment	Yield(2)	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts(3)	Cost	Fair Value
Connecture, Inc.
18500 W. Corporate Drive Suite 250 Brookfield, WI 53045	Business services	Second Lien Term Loan	12.5% (LIBOR + 11.0%)	7/15/18		$8,052,563	7,892,426	7,892,426

							7,892,426	7,892,426
CRS Reprocessing, LLC
13551 Triton Park Blvd., Ste. 1200, Louisville, KY 40223	Manufacturing	Senior Secured Term Loan	10.3% (LIBOR + 9.3%)	6/16/15		$7,957,389	7,862,096	7,897,708

							7,862,096	7,897,708
Cydcor, LLC
3011 Townsgate Road, Suite 400 Westlake Village, CA 91361 6645	Business Services	Senior Secured Term Loan	12.3% (LIBOR + 9.8%)	9/17/16		$14,298,701	13,947,585	14,012,727

							13,947,585	14,012,727
Dr. Fresh Inc.
6645 Caballero Blvd., Buena Park, CA 90620	Consumer products	Subordinated Term Loan	14.0%(6) (12.0% Cash and 2.0% PIK)	11/15/17		$14,228,833	13,973,383	14,157,689

							13,973,383	14,157,689
Duff & Phelps Corporation
55 East 52nd Street, New York, NY 10055	Financial services	Tax Receivable Agreement Payment Rights(11)	16.8%(12)	12/31/29		—	12,261,736	12,261,736

							12,261,736	12,261,736
Embarcadero Technologies, Inc.
100 California Street, 12th Floor San Francisco, CA 94111	Business services	First Lien Term Loan	10.5% (LIBOR + 6.75%)(5)	12/28/17		$11,821,021	11,647,442	11,647,442

							11,647,442	11,647,442
Express Courier International, Inc.
238 Bedford Way, Franklin, TN 37064	Business services	Secured Subordinated Term Loan	15.0%(PIK) (13)	7/17/16		$7,663,957	7,549,413	6,514,363

							7,549,413	6,514,363
Firebirds International, LLC
13850 Ballantyne Corporate Place, Suite 450, Charlotte, NC 28277	Restaurants	Senior Secured Term Loan,	10.5% (LIBOR + 9.0%)	5/17/16		$8,200,000	8,087,482	8,241,000
		Senior Secured Revolving Loan(14)(15)	10.5% (LIBOR + 9.0%)	5/17/16		—	(62,506)	—
		Common stock(9)			0.40%	1,906	190,600	230,000

							8,215,576	8,471,000

Portfolio company	Industry	Type of Investment	Yield(2)	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts(3)	Cost	Fair Value
Food Processing Holdings, LLC
130 Quality Drive, Albertville, AL 35950	Food & beverage	Senior Subordinated Note(16)	15.0%(6) (12.0% Cash and 3.0% PIK)	8/28/17		$13,952,446	13,836,346	13,533,872
		Class A Units(9)			0.40%	162.44	163,268	181,000
		Class B Units(9)			1.00%	406.09	408,161	150,000

							14,407,775	13,864,872
Gold, Inc.
18245 East 40th AvenueAurora, CO 80011	Consumer products	Suboriented Term Loan	15.0%(6) (13.0% Cash and 2.0% PIK)	12/31/17		$18,570,573	18,212,592	18,212,592

							18,212,592	18,212,592
Gryphon Partners 3.5, L.P.
One Market Plaza, Steuart Tower, 24th Floor, San Francisco, CA, 94105	Financial services	Partnership Interest		12/21/18		—	1,195,014	1,899,782

							1,195,014	1,899,782
Harrison Gypsum, LLC
1550 Double Drive, Norman, OK 73069	Industrials	Senior Secured Term Loan	10.5%(6)(LIBOR + 8.5% and 0.5% PIK)	12/21/17		$25,130,094	24,769,935	24,769,935

							24,769,935	24,769,935
Hart InterCivic, Inc.
15500 Wells Port Drive, Austin, TX 78728	Election services	Senior Secured Term Loan,	10.5% (LIBOR + 9.0%)	7/1/16		$8,774,769	8,650,386	8,643,147
		Senior Secured Revolving Loan(10)(15)	10.5% (LIBOR + 9.0%)	7/1/16		—	(38,982)	—

							8,611,404	8,643,147
HEALTHCAREfirst, Inc.
340 North Towne Centre Drive, Ozark, MO 65721	Business services	Senior Secured Term Loan	11.5%(5) (LIBOR + 10.0%)	8/30/17		$9,750,000	9,483,509	9,457,500

							9,483,509	9,457,500
IMDS Corporation
13600 Heritage Parkway, Suite 170, Fort Worth, TX 76177	Healthcare, device manufacturing	Subordinated Term Loan	15.5%(6) (12.5% Cash and 3.0% PIK)	11/2/17		$13,365,594	13,077,409	12,496,830

							13,077,409	12,496,830

Portfolio company	Industry	Type of Investment	Yield(2)	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts(3)	Cost	Fair Value
Jefferson Management Holdings, LLC
3101 L.B.J. Freeway, Dallas, TX 75234	Healthcare, dental services	Member interest(7)(8)	N/A		2.40%	1,393	1,393,309	1,270,000

							1,393,309	1,270,000
LCP Capital Fund LLC
40 Wall Street, New York, NY 10005	Financial services	Member interest(8)(17)(18)	12.6%(19)	2/15/15	23.87%	$8,354,033	8,354,033	8,354,033

							8,354,033	8,354,033
Loadmaster Derrick & Equipment. Inc.
1084 S Cruse Ave, Broussard, LA 70518	Energy / Utilities	Senior Secured Term Loan	9.3% (LIBOR + 8.3%)	9/28/17		$9,709,456	9,471,611	9,471,611
		Senior Secured Revolving Loan(10)	9.3% (LIBOR + 8.3%)	9/28/17		$290,485	290,485	290,485
		Senior Secured Delayed Draw Term Loan	9.3% (LIBOR + 8.3%)	9/28/17		—	—	—

							9,762,096	9,762,096
Martex Fiber Southern Corp.
325 Chestnut Street, Suite 725 Philadelphia, PA 19106	Textiles	Subordinated Term Loan	13.5%(6) (12.0% Cash and 1.5% PIK)	10/31/19		$8,788,634	8,668,182	8,612,861

							8,668,182	8,612,861
Octagon Income Note XIV, Ltd.
100 Bishops Gate Boulevard, Suite 300, Mt. Laurel, NJ 08054	Financial services	Income Notes, Residual Interest(4)	15.5%(20)	1/15/24		$10,000,000	9,422,449	9,422,449

							9,422,449	9,422,449
OEM Group, Inc.
2120 W Guadalupe Road, Gilbert, AZ 85233	Manufacturing	Senior Secured Note	15.0%(6) (12.5% Cash and 2.5% PIK)	10/7/15		$14,875,903	14,621,855	13,685,831
		Warrant for Common			9.00%		—	—

							14,621,855	13,685,831
Pinnacle Operating Corporation
900 W 70th Street, Shreveport, LA 71106	Chemicals	Senior Secured Term Loan	11.5% (LIBOR + 10.3%)	5/15/19		$10,000,000	9,526,706	9,700,000

							9,526,706	9,700,000

Portfolio company	Industry	Type of Investment	Yield(2)	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts(3)	Cost	Fair Value
SeaStar Solutions (f.k.a. Marine Acquisition Corp)
1 Sierra Place, Litchfield, IL 62056	Manufacturing	Senior Subordinated Note	13.5%(6) (11.5% Cash and 2.0% PIK)	5/18/17		$16,500,000	16,160,753	16,335,000

							16,160,753	16,335,000
Sheplers, Inc.
6501 West Kellogg Drive, Wichita, KS 67209	Retail & grocery	Senior Secured (2nd Lien) Term Loan(7)	13.2% (LIBOR + 11.65%)	12/20/16		$11,426,463	11,192,593	11,197,934
		Mezzanine Loan(7)(23)	17.0% (10.0% Cash and 7.0% PIK)	12/20/17		$1,807,479	1,779,333	1,780,367

							12,971,926	12,978,301
Sheridan Square CLO, Ltd
c/o GSO/Blackstone Debt Funds Management LLC 345 Park Ave New York, NY 10154	Financial Services	Income Notes, Residual Interest(4)	13.2%(22)	4/15/25		$6,851,000	6,715,407	6,715,407

							6,715,407	6,715,407
Surgery Center Holdings, Inc.
5501 W. Gray Street, Tampa, FL 33609	Healthcare, ambulatory surgery centers	Senior Subordinated Note	15.0%(6) (12.0% Cash and 3.0% PIK)	8/4/17		$18,772,751	18,418,926	19,335,933
		Member interest(8)(9)				469,673	469,673	2,000,000

							18,888,599	21,335,933
The Studer Group, L.L.C.
913 Gulf Breeze Parkway, Suite 6, Gulf Breeze, FL 32561	Healthcare, consulting	Senior Subordinated Note	14.0%(6) (12.0% Cash and 2.0% PIK)	3/29/17		$12,518,145	12,323,557	12,518,145

							12,323,557	12,518,145
Trinity Services Group, Inc
380 Scarlet Blvd., Oldsmar, FL 34677	Food & beverage	Senior Subordinated Note	13.5%(6) (12.0% Cash and 1.5% PIK)	9/29/17		$14,196,437	14,014,308	14,125,454

							14,014,308	14,125,454
Tri Starr Management Services, Inc.
99 Bow St., Suite 300W, Portsmouth NH, 03801	Business services	Senior Subordinated Note	15.0%(6) (12.5% Cash and 2.5% PIK)	3/4/19		$20,433,882	20,029,321	20,029,321

							20,029,321	20,029,321

Portfolio company	Industry	Type of Investment	Yield(2)	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts(3)	Cost	Fair Value
Vision Solutions, Inc.
15300 Barranca Parkway, Irvine, CA 92618	Business services	Second Lien Term Loan	9.5% (LIBOR + 8.0%)	7/23/17		$11,625,000	11,550,567	11,625,000

							11,550,567	11,625,000
Washington Inventory Service
9265 Sky Park Court, Suite 100, San Diego, CA 92123	Business services	Senior Secured Term Loan	10.3% (LIBOR + 9.0%)	6/20/19		$11,000,000	10,841,625	10,890,000

							10,841,625	10,890,000
YP Intermediate Holdings Corp.
2247 Northlake Parkway, Tucker, GA 30084	Media, advertising	Senior Secured Term Loan	15.0% (12.0% Cash and 3.0% PIK)	5/8/17		$1,657,168	1,618,606	1,657,168
		Warrant for Member interest(7)(8)			0.93%		93	2,975,000

							1,618,699	4,632,168
THL Credit Greenway Fund LLC
100 Federal Street, 31st Floor, Boston, MA 02110	Financial Services	Member interest(8)(18)				—	10,024	10,024

							10,024	10,024
THL Credit Greenway Fund II LLC
100 Federal Street, 31st Floor, Boston, MA 02110	Financial Services	Member interest(8)(18)				—	1,331	1,331

							1,331	1,331

Total Portfolio Investments							$426,718,428	$431,058,295

(1)	All debt investments are income-producing. Equity and member interests are non-income-producing unless otherwise noted.
(2)

Variable interest rate investments bear interest in reference to LIBOR or ABR, which reset monthly or quarterly, subject to interest rate floors. Unless otherwise noted, for each debt investment we have provided the interest rate in effect as of December 31, 2012.

(3)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(4)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(5)	Unitranche investment; yield reflected represents the effective yield earned on the investment.
(6)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the portfolio company.
(7)	Interest held by a wholly owned subsidiary of THL Credit, Inc.
(8)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(9)	Equity ownership may be held in shares or units of companies related to the portfolio company.

(10)	Issuer pays 0.5% unfunded commitment fee on facility.
(11)

Publicly-traded company with a market capitalization in excess of $250 million at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.

(12)	Income-producing security with no stated coupon; yield from initial investment through March 31, 2013 was approximately 16.8%.
(13)	Issuer will pay 15% PIK until April 1, 2013, 13.0% cash interest thereafter.
(14)	Issuer pays 0.25% unfunded commitment fee on revolving loan quarterly.
(15)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(16)	Interest held in companies related to the portfolio company.
(17)

The Company’s investment in LCP Capital Fund LLC is in the form of membership interests and its contributed capital is maintained in a collateral account held by a custodian and acts as collateral for certain credit default swaps for the Series 2005-1 equity interest.

(18)	Non-registered investment company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(19)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 12.6%.
(20)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 15.5%.
(21)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 13.7%.
(22)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 13.2%.
(23)	Issuer has the option to increase its aggregate interest rate to 18.5% all PIK for a period of time under certain conditions in the credit agreement.

THE COMPANY

General

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a BDC under the 1940 Act. In addition, we have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle-market companies and invest in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds.

We define middle market companies to mean both public and privately-held companies with annual revenues of between $25 million and $500 million. We expect to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments) and origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, we have been responsible for making, on behalf of ourselves and our managed funds, over an aggregate $802 million in commitments into 49 separate portfolio companies through a combination of both initial and follow-on investments.

As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We have used, and expect to continue to use, our credit facilities, along with proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and incentive fees as a percentage of our ordinary income and capital gains. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp and Sam W. Tillinghast, who, along with Terrence W. Olson, Stephanie Paré Sullivan and Christopher J. Flynn constitute its principals, collectively the THL Credit Principals. Messrs. Hunt, Stropp, Tillinghast and Flynn constitute the investment principals of THL Credit Advisors, or the THL Credit Investment Principals.

The THL Credit Principals and other investment professionals make up our investment team. THL Credit Advisors is owned and controlled by certain of the THL Credit Investment Principals and a partnership consisting of certain of the partners of THL Partners. The THL Credit Investment Principals have worked together over the past six years and in the past investing through multiple business and credit cycles, across the entire capital structure. We believe the THL Credit Investment Principals bring a unique investment perspective and skill set by virtue of their complementary, collective experience as both debt and equity investors. In addition, we believe they bring an active equity ownership mentality and focus on adding value to portfolio companies through board representation, when possible, active monitoring and direct dialogue with management.

The THL Credit Principals and other investment professionals make up our investment team. THL Credit Advisors is owned and controlled by certain of the THL Credit Investment Principals and a partnership consisting of certain of the partners of THL Partners. The THL Credit Investment Principals have worked together over the past six years and in the past investing through multiple business and credit cycles, across the entire capital structure. We believe the THL Credit Investment Principals bring a unique investment perspective and skill set by virtue of their complementary, collective experience as both debt and equity investors. In addition, we believe they bring an active equity ownership mentality and focus on adding value to portfolio companies through board representation, when possible, active monitoring and direct dialogue with management.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit Advisors, acquired McDonnell Investment Management’s Alternative Credit Strategies group on June 29, 2012. THL Credit SLS focuses principally on broadly syndicated senior loans. The acquisition is intended to result in benefits to the Company by providing access to greater credit resources, including, but not limited to, origination sources, credit analysis and industry specialization that the THL Credit SLS team has developed over the years. The Company does not expect to co-invest with THL Credit SLS on transactions, except in limited circumstances on identical terms.

Thomas H. Lee Partners, L.P. (“THL Partners”)

Founded in 1974, THL Partners is a leading private equity firm based in Boston, MA. THL Partners focuses on identifying and obtaining substantial ownership positions in large growth-oriented companies where it can add managerial and strategic expertise to create value for its partners. As one of the oldest and most experienced private equity firms, THL Partners has raised approximately $20 billion of equity capital and invested in more than 100 businesses with an aggregate purchase price of more than $150 billion. THL Partners seeks to build companies of lasting value while generating superior returns for its investors and operating partners. We benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team to enhance its transaction sourcing capabilities and consults with the THL Partners team on specific industry issues, trends and other matters to complement our investment process.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case by case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored and unsponsored issuers, including subordinated or mezzanine debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock and other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time. We also may provide advisory services to managed funds.

It is also our belief that a combination of sponsored and unsponsored investments in debt securities is important to having the most attractive opportunities across investment cycles. To that end, our nationwide origination efforts target both private equity sponsors and referral sources of unsponsored companies.

Unsponsored companies are either privately-held companies typically owned and controlled by entrepreneurs rather than private equity firms or microcap public companies, or those public companies with market capitalization of less than $300 million. We believe that unsponsored middle market companies represent a large, attractive and less competitive investment opportunity for two primary reasons: (1) the number of unsponsored companies far exceeds the number of sponsored companies; and (2) many debt investors focus primarily on sponsored companies. We also believe because unsponsored companies often have less access to capital providers, they generally provide us more attractive economics, greater alignment of interests with management, and greater control over the business and capital structure.

With respect to sponsored transactions, which we define as those companies controlled by private equity firms, or sponsors, we expect the demand for leveraged buyouts to grow as mergers and acquisition activity increases, although with reduced senior lending from banks and what may be reduced participation from collateralized loan obligation vehicles in the middle market. We believe debt providers will see increasing opportunities to fill this financing gap. We expect significant demand from sponsors who need to recapitalize the balance sheets of certain of their portfolio companies or, in certain situations, acquire portfolio companies.

Market opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. Middle market companies are experiencing improved fundamentals driven by a stabilizing economy and an increase in confidence. During

2012, middle market companies displayed improvements in operating performance, resulting in stronger credit quality. Default levels remain relatively low, and volatility in the broader capital markets has eased, resulting in more middle market companies seeking growth capital at attractive lender credit metrics.

Consolidation among commercial banks has reduced the focus on middle market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing issuers to reduce leverage.

Middle market companies are increasingly seeking lenders with long-term capital for debt and equity capital. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of skilled, reliable and predictable providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of their businesses.

The current market environment may mean more favorable opportunities for investing in lower middle market companies. We believe that as part of the path of economic recovery following the credit crisis, select market participants such as hedge funds and CLO vehicles are not as active as lenders in the middle market, a space in which we focus, resulting in fewer lender participants and a greater opportunity for us to originate proprietary investment opportunities in the lower middle market. Fewer participants also results in a more disciplined approach to investment opportunities, a situation on which we are well positioned to capitalize given the extensive level of experience of the THL Credit Investment Principals, who have worked closely together and have invested through multiple business and credit cycles. In addition, investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. For example, such securities generally involve better pricing terms, access to information, and the ability to diligence and evaluate management teams.

Investment strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt loans tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive advantages

We believe that, through THL Credit Advisors, we possess the following competitive advantages over many other debt lenders to middle market companies:

Experienced management team. As stated above, the THL Credit Investment Principals are experienced and have worked together extensively through multiple business and credit cycles, investing across the entire capital structure with the objective of generating attractive, long-term, risk-adjusted returns. Each of the THL Credit Investment Principals brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Houston, Los Angeles and New York, the THL Credit Investment Principals have a deep and diverse relationship network in the debt capital and private equity markets. National origination activities and relationships are centrally managed by a dedicated director of origination. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy. The THL Credit Investment Principals have activities and relationships with investment bankers, commercial bankers (national, regional and local), lawyers, accountants and business brokers as well as access to the extensive network of THL Partners, which has 38 years of experience. The THL Credit Investment Principals actively utilize these activities, relationships and networks to source and execute attractive investments, and maintain a database and set of reports where the details of all potential investment opportunities are tracked. Further, we believe the investment history and long-standing reputation of the THL Credit Investment Principals provides us with an early look at new investment opportunities.

Ability to execute unsponsored transactions. We believe we are one of the few credit market participants that actively seeks unsponsored investments and possesses the experience and resources, as a result of the long-standing relationships of the THL Credit Investment Principals and ongoing development of new relationships with referral sources and equity sponsors, to source unsponsored transactions. Furthermore, we have the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Affiliation with THL Partners and THL Credit SLS. We are managed by THL Credit Advisors, the credit affiliate of THL Partners and parent of THL Credit SLS. As such, we have access to the relationship network and industry knowledge of both THL Partners and THL Credit SLS to enhance transaction sourcing capabilities. This provides us with the opportunity to consult with the THL Partners investment teams on specific industry issues, trends and other complementary matters.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics and adhere to a repeatable underwriting process that enables our investment committee to make well reasoned decisions.

Investment Philosophy

Our investment philosophy will focus on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Capital Preservation. We believe that the key to capital preservation is comprehensive and fundamental credit analysis. We take a long term view of our investments and portfolios with the perspective that most of our investments may need to endure through economic cycles. We refrain from market timing and generally do not enter into investments with the sole intention of realizing short term gains based on changes in market prices. However, we will not hesitate to sell an investment if we believe that it is deteriorating in value and that more recovery will be obtained by selling rather than holding the investment.

Relative Value. Relative value is an essential part of every investment decision. Relative value is determined in a variety of ways including comparisons to other opportunities available in the same asset class and with portfolio companies in the same or similar industries. Relative value is also analyzed across asset classes (senior vs. subordinate, secured vs. unsecured, debt vs. equity) to ensure that the return of a potential investment is appropriate relative to its position in the capital structure.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, THL Credit Advisors performs an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Value orientation/positive cash flow. Our investment philosophy places a premium on fundamental credit analysis and has a distinct value orientation. We generally focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Although we obtain liens on collateral when appropriate and available, we are primarily focused on the predictability of future cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

Seasoned management with significant equity ownership. Strong, committed management teams are important to the success of an investment and we focus on companies where strong management teams are either already in place or where new management teams have been identified. Additionally, we will generally require the portfolio companies to have in place compensation provisions that appropriately incentivize management to succeed and to act in our interests as investors.

Strong competitive position. We will seek to invest in companies that have developed competitive advantages and defensible market positions within their respective markets and are well positioned to capitalize on growth opportunities.

Exit strategy. We will seek companies that we believe will generate consistent cash flow to repay our loans and reinvest in their respective businesses. We expect such internally generated cash flow in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will invest in companies whose business models and expected future cash flows offer attractive exit possibilities for the equity component of our returns. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects. In addition to our own analysis, we will frequently use the service of third parties (either those of the sponsor, if applicable, or those which we retain) for quality of earnings reports, environmental diligence, legal reviews, industry and customer surveys, and background checks. We conduct thorough reference and background checks on senior management for all investments, including, but not limited to reference calls to several constituencies including senior management of past employers, business associates, customers, industry experts, such as equity research analysts and, when appropriate, competitors.

We seek borrowers that have proven management teams that have a vested interest in the company in the form of a meaningful level of equity ownership, that generate stable and predictable cash flow, and whose market position is defensible. We invest in companies with the expectation that we will own the investment through a complete business cycle, and possibly a recession, and we determine the appropriate amount of debt for the company accordingly. In addition, we view a sale of the company which might result in a refinancing of our investment as a possibility but not an expectation. Our intention is to craft strong and lender-friendly credit agreements with covenants, events of default, remedies and inter-creditor agreements being an integral part of our legal documents.

Our due diligence will typically include the following elements (although not all elements will necessarily form part of every due diligence project):

Portfolio Company Characteristics: key levers of the business including a focus on drivers of cash flow and growth; revenue visibility; customer and supplier concentrations; historical revenue and margin trends; fixed versus variable costs; free cash flow analysis; portfolio company performance in view of industry performance; and sensitivity analysis around various future performance scenarios (with a focus on downside scenario analysis);

Industry Analysis: including the portfolio company’s position within the context of the general economic environment and relevant industry cycles; industry size and growth rates; competitive landscape; barriers to entry and potential new entrants; product position and defensibility of market share; technological, regulatory and similar threats; and pricing power and cost considerations;

Management: including the quality, breadth and depth of the portfolio company’s management; track record and prior experience; background checks; reputation; compensation and equity incentives; corporate overhead; motivation; interviews with management, employees, customers and vendors;

Financial Analysis: an understanding of relevant financial ratios and statistics, including various leverage, liquidity, free cash flow and fixed charge coverage ratios; impact on ratios in various future performance scenarios and comparison of ratios to industry competitors; satisfaction with the auditor of the financial statements; quality of earnings analysis;

Capital Structure: diverse considerations regarding leverage (including understanding seniority and leverage multiples); ability to service debt; collateral and security protections; covenants and guarantees; equity investment amounts and participants (where applicable); review of other significant structural terms and pertinent legal documentation; and

Collateral and Enterprise Value: analysis of relevant collateral coverage, including assets on a liquidation basis and enterprise value on a going concern basis; matrix analysis of cash flow and valuation multiples under different scenarios along with recovery estimates; comparison to recent transaction multiples and valuations.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by THL Credit Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment sourcing are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the investment committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Our investment committee currently consists of James K. Hunt, W. Hunter Stropp, Sam W. Tillinghast and Christopher J. Flynn. To approve a new investment, or to exit or sell an existing investment, the consent of a majority of the four members of the committee is required, with Mr. Hunt, the Chief Executive Officer and Chief Investment Officer, having veto power.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of security for each particular investment and negotiating the best and most favorable terms.

Investment Structure

We invest primarily in debt securities, including subordinated, or mezzanine debt, and second lien senior secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. We may also selectively invest in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments, or loan structures that combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans. In certain instances we will also make direct equity investments, including equity investments into or through funds, and we may also selectively invest in more broadly syndicated first lien secured loans from time to time.

We generally do not intend to invest in start-up companies, operationally distressed situations or companies with speculative business plans. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include high-yield bonds, private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including, as applicable, senior, junior, and equity capital providers, to structure an investment, typically investing an average of approximately $10 million to $25 million of capital per transaction. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Security types we invest in include:

Mezzanine Loans. We structure our subordinated, or mezzanine investments, primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with current interest income. Generally, mezzanine loans rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years and may include an associated equity component such as warrants, preferred stock or other similar securities. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. In determining whether a prospective mezzanine loan investment satisfies our investment criteria, we generally seek a high total return potential, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Second Lien Loans. We structure our second lien investments as junior, secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. Second lien loans may provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, although there can be no assurance we will find investments providing for such amortization.

First Lien Senior Secured Loans. To the extent we invest in first lien or senior secured loans, we expect such loans to have terms of three to ten years and may provide for deferred interest payments in the first few years of the term of the loan. To the extent we invest in senior secured loans, we obtain first lien security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. First lien secured loans may also include unitranche loan structures, which typically combine characteristics of traditional first lien senior secured and second lien and subordinated loans. We may obtain security interests in the asset of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company and may provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, although there can be no assurance we will find investments providing for such amortization. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Supervising

Successful supervision of our investments involves employing active monitoring methods and developing strong underlying management teams at each portfolio company.

Monitoring

We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that promotes compliance with these standards and that is used as a tool by the Advisor’s investment committee to assess investment performance relative to plan. In addition, our portfolio companies may rely on us to provide financial and capital market expertise and may view us as a value-added resource.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each investment a score of a 1, 2, 3, 4 or 5.

The revised investment performance scores, or IPS, are as follows:

1—The portfolio company is performing above our underwriting expectations.

2—The portfolio company is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3—The portfolio company is operating below our underwriting expectations, and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4—The portfolio company is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5—The portfolio company is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For any investment receiving a score of a 3 or lower, our manager increases its level of focus and prepares regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average investment score was 2.05 and 2.12 at March 31, 2013 and December 31, 2012, respectively. The following is a distribution of the investment scores of our portfolio companies at March 31, 2013 (in millions):

	March 31, 2013		December 31, 2012
Investment Score	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
1(a)	$38.8	9.0%	$20.0	5.1%
2(b)	332.4	77.1%	312.5	79.2%
3(c)	53.4	12.4%	55.5	14.1%
4(d)	6.5	1.5%	6.4	1.6%
5	—	—	—	—

Total	$431.1	100.0%	$394.3	100.0%

(a)	As of March 31, 2013 and December 31, 2012, Investment Score “1” included $9.9 million and $8.2 million, respectively, of loans to companies in which we also hold equity securities.

(b)	As of March 31, 2013 and December 31, 2012, Investment Score “2” included $32.9 million and $49.4 million, respectively, of loans to companies in which we also hold equity securities.
(c)	As of March 31, 2013 and December 31, 2012, Investment Score “3” included $40.6 million and $27.0 million, respectively, of loans to companies in which we also hold equity securities.
(d)	As of March 31, 2013 and December 31, 2012, Investment Score “4” included no loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2013 and December 31, 2012, we had no loans on non-accrual.

Staffing

We do not currently have any employees and do not expect to have any employees. Our Advisor and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan and investment objective, including experience in middle market investment, leveraged finance and capital markets. Each of our executive officers is an employee and executive officer of our Advisor or Administrator. Our day-to-day investment operations are managed by our Advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our advisor. Our Advisor’s investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. We reimburse our Advisor for costs and expenses incurred by our Advisor for office space rental, office equipment and utilities allocable to our Advisor under the management agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us. In addition, we reimburse our Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 100 Federal Street, 31st Floor, Boston, MA 02110. THL Credit Advisors furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor THL Credit Advisors are currently subject to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies or prospective investments.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of six members, five of whom are not “interested persons” of our company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of The NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our current charter, each of our directors will hold office for one year terms. At each annual meeting of our stockholders, the successors to the directors whose terms expire at each such meeting will be elected to hold office for a one year term expiring at the next annual meeting of stockholders following their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since
Interested Director:
James K. Hunt	61	Director, Chairman of the Board, Chief Executive Officer and Chief Investment Officer	2009
Independent Directors:
David K. Downes	73	Director	2009
Nancy Hawthorne	62	Director	2009
Keith W. Hughes	66	Lead Independent Director	2009
John A. Sommers	74	Director	2009
David P. Southwell	52	Director	2009

The address for each director is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Sam W. Tillinghast	50	Co-President and Chief Risk Officer
W. Hunter Stropp	42	Co-President
Terrence W. Olson	46	Chief Financial Officer, Chief Operating Officer, Assistant Secretary and Treasurer
Stephanie Paré Sullivan	40	General Counsel, Chief Compliance Officer and Secretary

The address for each executive officer is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Biographical information

Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the board’s conclusion that the director should serve as a director of the Company, is provided in below, in “Biographical Information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. The board’s chairman, James K. Hunt, is an interested director by virtue of his serving as our Chief Executive Officer and his employment with THL Credit Advisors. In part because the Company is an externally managed investment company, the board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of THL Credit Advisors greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the board believes that Mr. Hunt’s employment with THL Credit Advisors allows for the efficient mobilization of THL Credit Advisors’ resources at the board’s behest and on its behalf.

Keith W. Hughes has been appointed as the board’s Lead Independent Director. In this capacity, Mr. Hughes presides over executive sessions of the independent directors and serves as a liaison between management and the independent directors between board meetings.

Interested director

James K. Hunt. Mr. Hunt, 61, serves as our Chairman, CEO and Chief Investment Officer. He also serves as Director, Chief Executive Officer and Chief Investment Officer of THL Credit Advisors and as a Director and Chief Executive Officer of THL Credit SLS. In 2007, Mr. Hunt founded and led our predecessor entities in association with THL Partners. Mr. Hunt was most recently Managing Partner and Chief Executive Officer of Bison Capital which he co-founded in 2001. Previously, he was President of SunAmerica Corporate Finance and an Executive Vice President of SunAmerica Investments, Inc. (subsequently, AIG SunAmerica) through 2000. At SunAmerica, Mr. Hunt was responsible for high-yielding investments including private placements, acquisition financing, term loans and portfolio purchases, structured finance and corporate acquisitions. The asset portfolio managed by Mr. Hunt exceeded $8 billion, with total investments of more than $19 billion during his tenure. Investments were partially made through five CDOs (collateralized debt obligations) exceeding $3.5 billion. He was President and CEO of the Anchor Pathway Funds and SunAmerica Series Trust with assets exceeding $11 billion. For SunAmerica, Mr. Hunt was the executive responsible for the acquisition of First City Texas Leasing in 1991, Southeast Bank Leasing in 1993 and Imperial Premium Finance in 1994 and served as the senior officer managing these finance companies. Mr. Hunt joined SunAmerica in 1990 from the Davis Companies, a private equity investment firm, where he was responsible for acquisitions. Prior to that he worked at Citicorp for over 14 years, where he held a variety of leveraged lending, credit and finance positions, culminating in the role of Senior Credit Officer and Vice President / Area Head for the Far West U.S. leveraged lending group. At Citicorp, Mr. Hunt also had responsibilities for various workout transactions and the Western asset based lending group. Mr. Hunt currently serves on the board of directors of PennyMac Financial Services, Inc. (NYSE: PFSI) and Lender Processing Services, Inc. (NYSE: LPS). Mr. Hunt is a former Chairman and member of the board of directors of Financial Pacific Leasing, LLC, formerly Lead Trustee for Falcon Financial (Nasdaq: FLCN), and a former member of the boards of directors of Primus Guaranty Ltd, LLC. (NYSE: PRS), CLS Worldwide Services, LLC, GTS Holdings, Inc., Helinet Aviation Services, LLC, Metagenics, Inc., Fidelity National Information Services Inc. (NYSE: FIS) and Mobile Storage Group. Mr. Hunt earned his BBA in economics from the University of Texas at El Paso and an MBA in finance and accounting from the University of Pennsylvania’s Wharton School.

Independent directors

David K. Downes. Since 2004, Mr. Downes, 73, has served as the Chief Executive Officer and board member of Community Capital Management, an investment management company and the President of The Community

Reinvestment Act Qualified Investment Fund, an investment management company. From 1993 to 2003, Mr. Downes was Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc., a subsidiary of Lincoln National Corporation, and Delaware Investments U.S., Inc., an investment management subsidiary of Lincoln National Corporation, President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds, President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC and Chairman and Chief Executive Officer of Retirement Financial Services, Inc., a registered transfer agent and investment adviser and a subsidiary of Delaware Investments U.S., Inc. From 1995 to 2003, Mr. Downes was President and Chief Executive Officer of Delaware Service Company, Inc. and from 1985 to 1992 held the roles of Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation, an investment subsidiary of Equitable Life Assurance Society. Mr. Downes was Corporate Controller of Merrill Lynch & Co., Inc. from 1977 to 1985. Prior to that, he held positions with Colonial Penn Group, Inc., and Price Waterhouse & Company. Mr. Downes was in the United States Marine Corps from 1957 to 1959. He currently serves as a director of Internet Capital Group, an information technology company, including roles of chair of the audit committee and a member of the compensation committee, since October 2003; and oversees numerous portfolios as a trustee of various funds in the OppenheimerFunds complex. Mr. Downes has a BS from Pennsylvania State University.

Nancy Hawthorne. Since August 2001, Ms. Hawthorne, 62, has served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm. Prior to that, from 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne served as the lead independent director for Avid Technologies from January 2008 to December 2011, where she also served as interim Chief Executive Officer from August 2007 through December 2007 and chairperson from May 2004 to May 2007, is a director of the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company, and is on the Investment Committee at Wellesley College. Ms. Hawthorne has a BA from Wellesley College and an MBA from Harvard Business School.

Keith W. Hughes. Since April 2001, Mr. Hughes, 66, has been a management consultant to domestic and international financial institutions. He previously served as Vice Chairman of Citigroup Inc., a commercial banking firm, in New York City from November 2000 to April 2001. Additionally, his experience includes Chairman and Chief Executive Officer of Associates First Capital Corporation, a consumer and commercial finance firm, in Dallas from February 1995 through November 2000. He is a director of Fidelity National Information Services, Inc., a financial industry technology and services provider. Mr. Hughes holds BS and MBA degrees from Miami University in Ohio.

John A. Sommers. Mr. Sommers, 74, is a Managing Principal of Income Research & Management, or IR&M, which he co-founded in 1987. IR&M is an investment grade fixed-income advisory firm for institutional and private clients. Prior to IR&M, he was Director of Fixed Income at the Putnam Companies, or Putnam (now Putnam Investments), an investment advisory firm. Mr. Sommers joined Putnam in 1976 and actively managed fixed income portfolios until 1985, when he was named President and Chief Executive Officer of Putnam Advisory Company, LLC, an investment advisory firm. Prior to his work at Putnam, Mr. Sommers was a Partner and Director of Fixed Income Sales and Trading at Loeb, Rhoades & Co., an investment banking and securities firm, and a Director at F.S. Smithers & Co., an investment banking firm, and an officer in the National Bank Division of the Irving Trust Company. Mr. Sommers has a BA from Bucknell University and an MBA from NYU.

David P. Southwell. Mr. Southwell, 52, was Executive Vice President and the Chief Financial Officer of Human Genome Sciences, Inc. until the purchase by GlaxoSmithKline in August 2012. Mr. Southwell served as Executive Vice President and Chief Financial Officer of Sepracor Inc., a pharmaceutical company, from 1994 to May 2008. From August 1984 to July 1986 and from September 1988 until July 1994, Mr. Southwell was associated with Lehman Brothers, a financial-services firm, in various positions within the investment banking division, including in the position of Vice President. Mr. Southwell is also a director of PTC Therapeutics, Inc., a biopharmaceutical company, the former Chairman of the Board of Biosphere Medical, Inc., a medical device company, prior to its acquisition by Merit Medical in 2010, and a former director of Human Genome Sciences, Inc., a pharmaceutical company. In addition, he serves on the Board of Overseers of the Tuck School of Business at Dartmouth College. Mr. Southwell has a BA from Rice University and an MBA from the Tuck School of Business at Dartmouth College.

Executive officers who are not directors

Sam W. Tillinghast. Mr. Tillinghast, 50, is Co-President and Chief Risk Officer of the Company and THL Credit Advisors. He leads both transaction origination for the Southeast region and underwriting, execution and portfolio management for the Houston investment team. Mr. Tillinghast also serves on the Investment Committee and is responsible for risk management for our entire portfolio. Prior to joining THL Credit in 2007, Mr. Tillinghast was formerly Managing Director and Head of the Private Placement Group for AIG where he was responsible for private debt investments, project finance transactions and private asset-backed securitizations. Mr. Tillinghast joined AIG with the acquisition of SunAmerica Inc. in January 1999, and successfully integrated the private debt investment groups of SunAmerica, AIG and American General (acquired by AIG in 2001). Mr. Tillinghast managed the approximately $28 billion AIG private debt portfolio and was responsible for $20 billion of investments made over a five year period. Mr. Tillinghast was an executive vice president of American General Investment Management Corporation and was named Head of AIG Global Investment Group in Houston, Texas. While at SunAmerica, where he joined in 1988, Mr. Tillinghast was Executive Vice President of SunAmerica Corporate Finance and his investment experience included corporate bonds, securitizations, leveraged loans, CDOs, portfolio acquisitions, and equipment leasing. He is a former member of the board of directors of Falcon Financial, LLC. Mr. Tillinghast currently maintains a board observer role for Food Processing Holdings, LLC, Hart InterCivic, Inc., Martex Fiber Southern Corp., and Trinity Services Group, Inc. Mr. Tillinghast received his BS in finance at the University of South Alabama and his MBA from the University of Texas at Austin.

W. Hunter Stropp. Mr. Stropp, 42, is Co-President of the Company and THL Credit Advisors. Mr. Stropp serves on the Investment Committee and manages transaction allocation across the organization. He leads transaction origination for the Western region and underwriting, execution and portfolio management for the Los Angeles investment team. Prior to joining THL Credit in 2007, Mr. Stropp served as a Vice President and Investment Manager in the Private Equity Group of GE Asset Management Inc. from 2000 to 2007. Previously, Mr. Stropp served in private equity and business development positions at Koch Industries, Inc. and began his career as a consultant with Arthur Andersen LLP. Mr. Stropp currently serves on the board of directors of JDC Healthcare, Inc. and maintains a board observer role for C & K Market, Inc., CRS Reprocessing, LLC, OEM Group, Inc., Cydcor, LLC, Gold, Inc., and Dr. Fresh Inc. Mr. Stropp previously served on the boards of directors of Octane Fitness LLC, HB&G Building Products, Inc., Homegrown Natural Foods, Inc. and Coast Crane Company, Inc. Mr. Stropp holds a BA in economics and political science from the University of Texas at Austin and an MBA from Texas A&M University.

Terrence W. Olson. Mr. Olson, 46, is the Chief Operating Officer and Chief Financial Officer of the Company, THL Credit Advisors and THL Credit SLS. He also serves on the Board of Directors of THL Credit SLS. As a member of our senior management team, he is responsible for finance, operations, administration and information technology. He is also directly involved in strategic initiatives, capital raising and investor relations. Prior to joining THL Credit in February 2008, Mr. Olson spent ten years at Highland Capital Partners (“Highland”), a venture capital firm, where he served as Director of Finance and was responsible for the financial, tax and operational matters for Highland’s funds as well global activities in Europe and China. Before joining Highland, Mr. Olson was a Senior Manager at the accounting firm of PricewaterhouseCoopers LLP where he worked with public and private companies in the financial services and technology sectors between 1989 and 1998. He has been a presenter and speaker at numerous financial and private equity conferences and is active with several related industry groups, including the Financial Executive Alliance, where he serves on the Board of Directors. Mr. Olson holds a BS in accounting from Boston College.

Stephanie Paré Sullivan. Ms. Sullivan, 40, is the General Counsel and Chief Compliance Officer of the Company and THL Credit Advisors and the General Counsel of THL Credit SLS. As a member of senior management, her role includes legal and compliance review of THL Credit’s business operations, investing transactions, regulatory filings and strategic initiatives. Prior to joining THL Credit in early 2010, Ms. Sullivan was a partner in the law firm of Goodwin Procter LLP, where she worked from 1997 to 2010, primarily focusing on mergers and acquisitions, private equity transactions and the representation of early- and later-stage growth companies. While at Goodwin Procter LLP, she worked with THL Credit in connection with its initial formation in 2007 and its continuing operations. Ms. Sullivan received her BA from Williams College and her JD from New York University School of Law.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of James K. Hunt. Mr. Hunt is an interested person of the Company due to his positions as officers of the Company.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Chairman and CEO

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Five of the six current directors of the Company are independent directors;

•	All of the members of the Audit Committee and Governance Committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Hunt and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Hunt;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	The Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Keith W. Hughes currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Has the authority to call meetings of the independent directors;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding Board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate THL Credit, Inc. personnel will review and sort through communications before forwarding them to the addressee(s).

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of THL Credit Advisors or other service providers (depending on the nature of the risk) subject to the supervision of THL Credit Advisors. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by THL Credit Advisors and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for THL Credit Advisors, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the board regarding compliance matters for the Company and THL Credit Advisors. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board met five times during fiscal year 2012. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Each director attended the 2012 Annual Meeting of Stockholders.

Our board of directors currently has two committees: an audit committee and a governance committee.

Audit Committee

The Audit Committee is presently composed of four persons, David K. Downes (Chairperson), Nancy Hawthorne, John A. Sommers and David P. Southwell, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met four times during the 2011 fiscal year.

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://investor.thlcredit.com.

Governance Committee

The Governance Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance Committee, including making nominations for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The Governance Committee consists of David P. Southwell (Chairperson), Nancy Hawthorne and Keith W. Hughes, each of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. The Governance Committee met two times during the 2012 fiscal year.

The Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance Committee reviews the size of the board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the board. The Governance Committee believes that the directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the directors bring to the Company. The Governance Committee does not currently consider stockholder nominees for the office of director.

One of the goals of the Governance Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance Committee or the Board decides not to re-nominate a member for re-election, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

A charter of the Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://investor.thlcredit.com.

Compensation Committee

The Company does not have a compensation committee because our executive officers do not receive any direct compensation from us.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. The Company’s Code of Ethics and Business Conduct is also available on our website at http://investor.thlcredit.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://investor.thlcredit.com as well as file a Form 8-K with the SEC.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Director
James K. Hunt(3)	—	—
Independent Directors
David K. Downes	$111,000	$111,000
Nancy Hawthorne	$107,500	$107,500
Keith W. Hughes	$90,000	$90,000
John A. Sommers	$98,500	$98,500
David P. Southwell	$110,000	$110,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As an employee director, Mr. Hunt does not receive any compensation for his service as a director. Mr. Hunt is employed by THL Credit Advisors, not by the Company.

As compensation for serving on our board of directors, for the calendar year 2012 we paid each independent director an annual fee of $35,000. We also paid our independent directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting, and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we paid the Lead Independent Director an annual fee of $10,000, the Chairperson of the audit committee an annual fee of $25,000, each chairperson of any other committee an annual fee of $10,000 and other members of the audit committee and any other standing committee an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

As of January 1, 2013, as compensation for serving on our board of directors, we will pay each independent director an annual fee of $47,500. There were no other changes to director compensation.

No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

Staffing

We do not currently have any employees and do not expect to have any employees. Our Advisor and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan and investment objective, including experience in middle market investment, leveraged finance and capital markets. Each of our executive officers described under “Management” is an employee of our Advisor. Our day-to-day investment operations are managed by our Advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Advisor. THL Credit Advisors’ investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See “The Advisor—Investment Management Agreement.” We reimburse our Advisor for costs and expenses incurred by our Advisor for office space rental, office equipment and utilities allocable to our Advisor under the management agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us. In addition, we reimburse our Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. See “The Advisor—Administration Agreement.”

Compensation of Executive Officers

None of our officers will receive direct compensation from us. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of our chief financial officer and chief compliance officer are paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him or her to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrator.

CERTAIN RELATIONSHIPS

We entered into an investment management agreement on April 1, 2010 under which THL Credit Advisors, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us. In addition, THL Credit Advisors may in the future manage investment funds with investment objectives similar to ours. Accordingly, we may not be given the opportunity to participate in certain investments made by such investment funds. However, THL Credit Advisors intends that in such a situation it would allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client, which could include pro rata, rotational or other methods of allocation. See “Risks—Risks relating to our business—Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest.”

Investment Management and Administration Agreements

On February 27, 2013, our investment management agreement with the Advisor was re-approved by our Board of Directors. Under the investment management agreement, the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. The base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2013 and 2012 the Company incurred base management fees payable to the Advisor of $1.5 million and $1.0 million, respectively. As of March 31, 2013 and December 31, 2012, $1.5 million and $1.5 million, respectively, was payable to the Advisor.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until we actually receive such interest in cash.

For the three months ended March 31, 2013 and 2012 we incurred $1.9 million and $1.5 million respectively, of incentive fees related to ordinary income.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. The capital gains incentive fee payable to our Advisor under the investment management agreement as of March 31, 2013 and December 31, 2012 was $0 and $0.03 million, respectively.

As of March 31, 2013 and December 31, 2012, $1.8 million and $2.3 million, respectively, of such incentive fees are currently payable to the Advisor. For the three months ended March 31, 2013, $0.1 million of incentive fees incurred by us were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

GAAP requires that the incentive fee accrual considers the cumulative aggregate unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such unrealized capital appreciation or depreciation were realized, even though such unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential incentive fee that would be payable for a given period as if all unrealized gains or losses were realized, we have accrued incentive fees of $0.7 million and $0.3 million as of March 31, 2013 and December 31, 2012, respectively, based upon unrealized appreciation or depreciation of investments and the interest rate derivative for that period (in accordance with the terms of the investment management agreement). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods.

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2013 and 2012 we incurred administrator expenses of $0.8 million and $0.8 million, respectively. As of March 31, 2013 and December 31, 2012, $0.01 million and $0.3 million, respectively, was payable to the Advisor.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Due to Affiliate

The Advisor paid certain other general and administrative expenses on our behalf. Such amounts, if any, have been recorded in the Consolidated Statements of Assets and Liabilities as “Due to affiliate.”

Managed Funds

Greenway

On January 14, 2011, Greenway was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway has $150.0 million of capital committed by affiliates of a single institutional investor, and is managed by the Company. through the investment professionals that serve on our investment committee. Our capital commitment to Greenway is $0.0 million. As of March 31, 2013 and December 31, 2012, all of the capital had been called by Greenway. As of March 31, 2013 and December 31, 2012, the value of the investment in Greenway was $0.01 million and $0.01 million, respectively, and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway, we act as the investment adviser to Greenway and are entitled to receive certain fees. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2013, and 2012, we earned $0.5 million and $0.5 million in fees related to Greenway, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013 and December 31, 2012, $0.5 million and $0.4 million, respectively, of fees related to Greenway were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invests in securities similar to those of ours pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and us. However, we have the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II, was formed as a Delaware limited liability company. Greenway II, is a portfolio company of the Company. Greenway II is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II operates under a limited liability agreement dated February 11, 2013. Greenway II will continue in existence for eight years from the final closing date, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway II has a two year investment period.

Greenway II had its first closing on February 11, 2013, of which the Company had a nominal commitment. Greenway II is managed by the Company through the investment professionals that serve on our investment committee. As of March 31, 2013, the value of the Company’s interest in Greenway was $0.001 million and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway II, the Company acts as the investment adviser to Greenway II and is entitled to receive certain fees. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2013, the Company earned $0.02 million in fees related to Greenway II, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013, $0.02 million of fees related to Greenway II, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Affiliated Stockholders

BDC Holdings owns 2,047,720 shares, or 7.78%, of our common stock as of March 31, 2013, compared with 4,047, 720 shares, or 15.38%, as of December 31, 2012.

Other

A wholly owned subsidiary of the Company, THL Corporate Finance, Inc., serves as the administrative agent on certain investment transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 11, 2013, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 26,315,202 shares of common stock outstanding as of June 11, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Name	Number of Shares Owned Beneficially	Percentage
Other:

Leon G. Cooperman(1)(2) 2700 No. Military Trail, Suite 230 Boca Raton, FL 33431	1,880,307	7.15%

Robeco Investment Management, Inc.(1)(3) 909 Third Ave. New York, NY 10022	1,742,721	6.62%

Interested Director:

James K. Hunt(4)(5)	255,803	0.97%

Independent Directors:

David K. Downes(4)	9,933	*

Nancy Hawthorne(4)(6)	14,163	*

Keith W. Hughes	39,500	*

John A. Sommers(4)(7)	34,173	*

David P. Southwell(4)	46,201	*

Executive Officers:

Sam W. Tillinghast(4)	58,184	*

W. Hunter Stropp(4)(8)	12,767	*

Terrence W. Olson(4)(9)	11,768	*

Stephanie Paré Sullivan(4)(10)	10,882	*

All executive officers and directors as a group (10 persons)	493,374	1.87%

*	Represents less than 1%.
(1)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.

(2)	Based on information included in the Schedule 13G/A filed by Leon G. Cooperman on February 8, 2013, as of December 31, 2012, Mr. Cooperman beneficially owned 1,880,307 shares of the Company’s common stock, had sole voting and dispositive power over 1,360,385 shares of the Company’s common stock and had shared voting and dispositive power over 519,922 shares of the Company’s common stock. Mr. Cooperman is the Managing Member of Omega Associates, L.L.C. (“Associates”), a Delaware limited liability company. Associates is the general partner of the Delaware limited partnerships known as Omega Capital Partners, L.P. (“Capital LP”), Omega Equity Investors, L.P. (“Equity LP”), and Omega Capital Investors, L.P. (“Investors LP”). Mr. Cooperman is the President, CEO, and majority stockholder of Omega Advisors, Inc. (“Omega Advisors”), a Delaware corporation and Mr. Cooperman is deemed to control Omega Advisors. Omega Advisors serves as the investment manager to Omega Overseas Partners, Ltd. (“Overseas”), a Cayman Islands exempted company. Mr. Cooperman has investment discretion over portfolio investments of Overseas and is deemed to control such investments. Omega Advisors serves as a discretionary investment adviser to a limited number of institutional clients (the “Managed Accounts”). Mr. Cooperman’s ownership consists of 250,000 shares owned by Mr. Cooperman; 150,000 shares owned by Toby Cooperman; 83,536 shares owned by Capital LP; 360,800 shares owned by Equity LP; 19,400 shares owned by Investors LP; 72,649 shares owned by Overseas; 519,922 shares owned by the Managed Accounts; 50,000 shares owned by Michael Cooperman; 150,000 shares owned by the WRA Trust; 24,00 shares owned by the Cooperman Family Fund; 25,000 shares owned by the Leon and Toby Cooperman Family Foundation; and 175,000 owned by Omega Charitable Partnership, L.P.
(3)	Based on information included in the Schedule 13G/A filed by Robeco Investment Management, Inc., on February 6, 2013, as of December 31, 2012, Robeco Investment Management, Inc. beneficially owned and had dispositive power over 1,742,721 shares of the Company’s common stock and had sole voting power over 845,766 shares. Robeco Investment Management Inc. holds shares of the Company’s common stock for the discretionary account of certain clients.
(4)	Includes shares purchased through a dividend reinvestment plan.
(5)	Includes 255,803 shares held in the Hunt Living Trust, for which Mr. Hunt is the trustee and has sole voting and dispositive power.
(6)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(7)	25,142 shares are held in the John A. Sommers Revocable Trust for which Mr. Sommers is the trustee and has sole voting and dispositive power. 9,031 shares are held in the John Sommers IRA FBA John Sommers for which Mr. Sommers has sole voting and dispositive power.
(8)	Includes 8,768 shares held as an individual and 3,999 shares held by THL Credit Advisors FBO Hunter W. Stropp for which Mr. Stropp has sole voting and dispositive power.
(9)	Includes 4,539 shares held as an individual and 7,229 shares held in THL Credit Advisors FBO Terrence W. Olson, for which Mr. Olson has sole voting and dispositive power.
(10)	3,433 shares are held as an individual. 7,449 shares are held in the Stephanie Paré Sullivan Rollover IRA for which Ms. Paré Sullivan has sole voting and dispositive power.

The following table sets forth, as of June 11, 2013, the dollar range of our equity securities that is beneficially owned by each of our directors and portfolio management employees. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
James K. Hunt	Over $1,000,000
Independent Directors:
David K. Downes	$100,001—$500,000
Nancy Hawthorne	$100,001—$500,000
Keith W. Hughes	$500,001—$1,000,000
John A. Sommers	$500,001—$1,000,000
David P. Southwell	$500,001—$1,000,000
Portfolio Management
Sam W. Tillinghast	$500,001—$1,000,000
W. Hunter Stropp	$100,001—$500,000
Christopher J. Flynn	$100,001—$500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $15.20 on June 11, 2013 on The NASDAQ Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000; or over $1,000,000.

THE ADVISOR

THL Credit Advisors will serve as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, Boston, Massachusetts 02110.

Portfolio managers

The members of THL Credit Advisors’ investment committee are our portfolio managers. The investment committee currently consists of James K. Hunt, Sam W. Tillinghast, W. Hunter Stropp and Christopher J. Flynn. Biographical information with respect to Messrs. Hunt, Tillinghast and Stropp is set forth under “Management of the Company—Biographical information.”

Christopher J. Flynn. Mr. Flynn, 40, is a Managing Director at the Company and THL Credit Advisors. He serves as a member of the Investment Committee and also manages capital markets actively as it relates to syndications. He leads both transaction origination for the Northeast and Central regions and underwriting, execution and portfolio management for the Boston and New York City investment team. Prior to joining THL Credit in 2007, Mr. Flynn was previously a Vice President at AIG in the Leveraged Capital Group. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund with offices in Illinois and Connecticut. Mr. Flynn was a Senior Financial Analyst at Black Diamond where he was responsible for underwriting new debt investment opportunities as well as monitoring a portfolio of leveraged loans. From 2000 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a financial analyst and at Bank One as a commercial banker. Mr. Flynn currently maintains a board observer role for Airborne Tactical Advantage Company, LLC, Country Pure Foods, Inc., Express Courier International Inc., HEALTHCAREfirst, Inc., IMDS Corporation, Sheplers, Inc., Marine Acquisition Corp., Connecture, Inc. and Surgery Center Holdings, Inc. Mr. Flynn earned his MBA with a concentration in finance and strategy from Northwestern University’s Kellogg Graduate School of Business and his BA in Finance from DePaul University.

The compensation of the members of the Investment Committee paid by THL Credit Advisors includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to THL Credit Advisors determined on the same basis as the annual bonus. In addition, the investment committee members have equity interests in THL Credit Advisors and may receive distributions of profits in respect of those interests. THL Credit Advisors has employment agreements with the members of the Investment Committee, which contain confidentiality, nonsolicitation and, in most cases, noncompetition provisions to assist THL Credit Advisors in retaining their services.

Our investment support team also includes Howard Wu, Walter Chung, James Bartling, Darren B. Felfeli, Daniel R. Dubé, J. Lee Incandela and Todd B. Stern who focus on the origination and transaction analysis and diligence and ongoing monitoring of our investments:

Investment Support

Howard H. Wu. Mr. Wu, 34, is a Director of THL Credit Advisors. As a member of the Boston investment team, his role includes sourcing and evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2007, Mr. Wu worked in the Corporate Finance department at Yahoo! Inc. where he executed mergers & acquisitions and strategic partnerships. He was previously in the Investment Banking Division at Bear, Stearns & Co. in San Francisco and Los Angeles. Mr. Wu holds a BA in Economics from the University of California, Berkeley.

Walter S. Chung. Mr. Chung, 32, is a Director of THL Credit Advisors. As a member of the Los Angeles investment team, his role includes sourcing and evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2009, Mr. Chung worked in the Corporate Finance department at Libra Securities where he executed private placements and mergers & acquisitions. Prior to Libra Securities, he worked in the Corporate Finance department at FTI Consulting, Inc. and in the Assurance & Advisory practice at Ernst & Young, LLP. Mr. Chung holds a B.A. in Business Economics and a minor in Accounting from the University of California, Los Angeles.

James W. Bartling. Mr. Bartling, 36, is a Director and Senior Counsel of THL Credit Advisors. His role includes structuring, negotiation, and review of all portfolio investments and investment opportunities. Prior to joining THL Credit in mid-2011, Mr. Bartling was an Associate at the law firm of Proskauer Rose LLP, where he worked from 2007 to 2011 and had a general corporate practice, with an emphasis in commercial finance transactions, particularly those involving junior capital. Prior to joining Proskauer, Mr. Bartling worked in-house as an Associate Counsel at Investors Bank & Trust Company. Mr. Bartling received his BS from the University of Vermont and his JD from Suffolk University Law School.

Darren B. Felfeli. Mr. Felfeli, 26, is a Vice President of THL Credit Advisors. As a member of the Houston investment team, his role includes sourcing and evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2010, Mr. Felfeli worked in the Global Investment Banking Division of RBC Capital Markets in the Energy Group where he executed mergers & acquisitions and capital markets transactions. Mr. Felfeli holds a B.S. in Business Administration with a major in Finance and a minor in Accounting from the University of Texas at Austin.

Daniel R. Dubé. Mr. Dubé, 30, is a Vice President of THL Credit Advisors. As a member of the Los Angeles investment team, his role includes sourcing and evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2010, Mr. Dubé worked in the Private Equity Group of Macquarie Capital Funds in New York where he evaluated new acquisition opportunities and managed existing portfolio companies. He was previously in the Global Investment Banking Division of Lehman Brothers in the Communications and Media Group in New York where he executed mergers & acquisitions and capital markets transactions. Mr. Dubé holds a B.S. in Business Administration from the University of Southern California.

J. Lee Incandela. Mr. Incandela, 28, is a Vice President of THL Credit Advisors. As a member of the Boston and New York City investment team, his role includes sourcing and evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2010, Mr. Incandela worked in the Global Investment Banking Division of BMO Capital Markets in the Healthcare Group where he executed mergers & acquisitions and capital markets transactions. He was previously in the M&A and Healthcare Investment Banking Divisions at Jefferies & Company in Boston, MA. Mr. Incandela holds a B.S. in Economics from Vanderbilt University.

Todd B. Stern. Mr. Stern, 36, is a Vice President of THL Credit Advisors. As a member of the Houston investment team, his role includes sourcing and evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2012, Mr. Stern worked at Capital Point Partners, an investment firm, where he sourced, evaluated, executed and managed subordinated debt and equity investments. Prior to Capital Point, he worked at W Capital Partners, a private equity firm focused on direct investments in the secondary market. Mr. Stern also has previous experience in investment banking at JP Morgan Securities Inc. and as an attorney in the Public Finance group at the law firm of Sidley Austin LLP. Mr. Stern holds a B.B.A. in Finance and Business Honors from The University of Texas at Austin, a J.D. from The University of Texas School of Law and an M.B.A. from Columbia Business School.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
James K. Hunt	Over $1,000,000
Sam W. Tillinghast	$500,001—$1,000,000
W. Hunter Stropp	$100,001—$500,000
Christopher J. Flynn	$100,001—$500,000
Walter Chung	$1—$10,000
Howard Wu	None
James W. Bartling	None
Todd Stern	$1—$10,000
Darren Felfeli	None
Daniel Dubé	$1—$10,000
Lee Incandela	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $15.20 on June 11, 2013 on The NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Investment management agreement

THL Credit Advisors serves as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors manages the day-to-day operations of, and provides investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, 31st Floor, Boston, Massachusetts 02110.

Under the terms of our investment management agreement, THL Credit Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

THL Credit Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay THL Credit Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee. The base management fee is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Beginning with our second quarter of operations, the base management fee was calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are appropriately prorated. For the three months ended March 31, 2013 and 2012, THL Credit Advisors earned base management fees of $1.5 million and $1.0 million, respectively, from us.

Incentive Fee. The incentive fee has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and will be 20.0% of the amount, if any, by which our preincentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our preincentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser receives 20.0% of our preincentive fee net investment income as if a hurdle rate did not apply. For this purpose, preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive preincentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to first component of incentive fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2010, and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2010 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2010. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment management agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. For the three months ended March 31, 2013 and 2012 we incurred $1.9 million and $1.5 million, respectively, of incentive fees related to ordinary income.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 2.00%

•	Base management fee(2) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.40%

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.5% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.475%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.90%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.125%

Preincentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (preincentive fee net investment income – 2.5%)))

= (100.0% x (preincentive fee net investment income – 2.00%)) +0%

= (100.0% x (2.125% – 2.00%))

= 100% x 0.125%

= 0.125%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.725%

Preincentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (preincentive fee net investment income – 2.5%)))

= (100% × (2.5% – 2.0%)) + (20.0% × (2.725% – 2.5%))

= 0.5% + (20.0% × 0.225%)

= 0.5% + 0.045%

= 0.545%

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 2.00%

(1)	Represents 8.0% annualized hurdle rate.

•	Base management fee(2) = 0.375%

•	Other expenses (legal, accounting, transfer agent, etc.)(3)= 0.40%

•	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.725%

•	20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our preincentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 3.50%

•	Preincentive fee net investment income (investment income – (base management fee + other expenses)) = 2.725%.

•	20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our preincentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

(2)	Represents 1.5% annualized base management fee.
(3)	Excludes organizational and offering expenses.

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.20 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•

Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•	Year 4: None

•

Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of our expenses

All investment professionals and staff of THL Credit Advisors, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), are provided and paid for by THL Credit Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

•

expenses, including travel-related expenses, incurred by THL Credit Advisors or payable to third parties in originating investments for the portfolio, performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administrator expenses payable under our administration agreement;

•	transfer agent and custody fees and expenses;

•	the allocated costs incurred by THL Credit Advisors as our Administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	dues, fees and charges of any trade association of which we are a member; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We reimburse THL Credit Advisors for costs and expenses incurred by THL Credit Advisors for office space rental, office equipment and utilities allocable to the performance by THL Credit Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred by THL Credit Advisors relating to any non-investment advisory, administrative or operating services provided by THL Credit Advisors to us or in the form of managerial assistance to portfolio companies that request it.

THL Credit Advisors may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse THL Credit Advisors for such amounts paid on our behalf.

Limitation of liability and indemnification

The investment management agreement provides that THL Credit Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of THL Credit Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and termination

The investment management agreement was re-approved by our board of directors on February 27, 2013, as described further below under “Business—Board Approval of the Investment Advisory Agreement.” Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risk Factors—Risks relating to our business.” We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on February 27, 2013, our board of directors unanimously voted to re-approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by THL Credit Advisors LLC;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to THL Credit Advisors LLC from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of THL Credit Advisors LLC and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement as being in the best interests of our stockholders.

Administration agreement

We have entered into an administration agreement with THL Credit Advisors, which we refer to as the “administration agreement,” under which the Administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

The Administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse the Administrator for such amounts paid on our behalf.

Additionally, at our request, the Administrator provides on our behalf significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

License agreement

We and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to us and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or THL Credit Advisors by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or THL Credit Advisors at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and THL Credit Advisors must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and THL Credit Advisors have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risks—A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by us conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We utilize an income approach to value its debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, we determine the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity and enterprise values, among other factors.

Our investments are generally structured as debt and equity investments in the form of subordinated debt, senior secured loans, member interests and equity investments. The purchase price, excluding upfront fees and transaction costs, is typically the best estimate of fair value at time of purchase. When evidence supports a subsequent change to the carrying value from the original purchase price, adjustments are made to reflect the expected exit values. Ongoing reviews by the Advisor and our independent valuation firm are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for Investment Companies as of the reporting entity’s measurement date.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our investment adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment adviser’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, we will follow the process set forth in “Sales of Common Stock Below Net Asset Value.”

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 10, 2013, our common stockholders voted to allow us to issue up to 25% of our outstanding common stock at a price below the Company’s then current net asset value per share common stock at a discount from our net asset value (NAV) per share for a period ending June 10, 2014.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to NAV.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by any post-effective amendments, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by any post-effective amendments, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $13.00 and we have 20 million shares outstanding, the sale of 5 million shares at net proceeds to us of $6.50 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $14.00 on the then 25 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 6.25 million shares at net proceeds to us of $10.50 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risks—Risks Relating to an Investment in Our Securities—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.”

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases. Further, if existing stockholders do not purchase any shares to maintain their percentage interests, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that the Company has 26,315,202 common shares outstanding, $444,959,970 in total assets and $97,544,914 in total liabilities. The current net asset value and NAV per share are thus $347,415,056 and $13.20, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,315,760 shares (5% of the outstanding shares) with proceeds to the Company at $12.54 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 2,631,520 shares (10% of the outstanding shares) with proceeds to the Company at $11.88 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 5,263,040 shares (20% of the outstanding shares) with proceeds to the Company at $10.56 per share after offering expenses and commissions (a 20% discount from NAV); and (4) an offering of 6,578,801 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). This prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$13.20		$12.51		$11.12		$0.01
Net Proceeds per Share to Issuer	—	$12.54		$11.88		$10.56		$0.01

Decrease to NAV		1,315,760		2,631,520		5,263,040		6,578,801
Total Shares Outstanding	26,315,202	27,630,962	5.00%	28,946,722	10.00%	31,578,242	20.00%	32,894,003	25.00%
NAV per Share	$13.20	$13.17	(0.23)%	$13.08	(0.91)%	$12.76	(3.33)%	$10.56	(20.00)%

Share Dilution to Stockholder
Shares Held by Stockholder A	263,152	263,152		263,152		263,152		263,152
Percentage of Shares Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$3,473,606	$3,465,712	(0.23)%	$3,442,028	(0.91)%	$3,357,820	(3.33)%	$2,778,885	(20.00)%
Total Investment by Stockholder A (Assumed to be $15 per share)	$3,947,280	$3,947,280		$3,947,280		$3,947,280		$3,947,280
Total Accretion (Dilution) to Stockholder A (Change in Total NAV Held by Stockholder)		$(481,568)		$(505,252)		$(589,460)		$(1,168,395)
Per Share Amounts
NAV per Share Held by Stockholder A		$13.17		$13.08		$12.76		$10.56
Investment per Share Held by Stockholder A (Assumed to be $15 per Share on Shares Held Prior to Sale)	$15.00	$15.00		$15.00		$15.00		$15.00
Accretion (Dilution) per Share Held by Stockholder A		$(1.83)		$(1.92)		$(2.24)		$(4.44)
Percentage Accretion (Dilution) per Share Held by Stockholder A			(12.20)%			(12.80)%	(14.93)%		(29.60)%

(1)	Assumes 5% in selling compensation and expenses paid by the Company.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$11.12		$11.12
Net Proceeds per Share to Issuer	—	$10.56		$10.56
Decrease to NAV
Total Shares Outstanding	26,315,202	31,578,242	20.00%	31,578,242	20.00%
NAV per Share	$13.20	$12.76	(3.33)%	$12.76	(3.33)%
Share (Dilution) Accretion to Stockholder
Shares Held by Stockholder A	263,152	289,467	10.00%	342,098	30.00%
Percentage of Shares Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$3,473,606	$3,693,601	6.33%	$4,365,165	25.67%
Total Investment by Stockholder A (Assumed to be $15 per share on shares held prior to sale)	$3,420,976	$3,713,601		$4,298,851
Total (Dilution) Accretion to Stockholder A		$(20,000)		$66,314

(1)	Assumes 5% in selling compensation and expenses paid by the Company.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$13.20		$12.51		$11.12
Net Proceeds to Issuer	—	$12.54		$11.88		$10.56
Decrease to NAV
Total Shares Outstanding	26,315,202	27,630,962	5.00%	28,946,722	10.00%	31,578,242	20.00%
NAV per Share	$13.20	$13.17	(0.23)%	$13.08	(0.91)%	$12.76	(3.33)%
Share Dilution to Stockholder
Shares Held by Stockholder A	—	131,576		263,152		526,304
Percentage of Shares Held by Stockholder A	0.00%	0.48%	N/A	0.91%	N/A	1.67%	N/A
Total Asset Values
Total NAV Held by Stockholder A	$—	$1,732,856	N/A	$3,442,028	N/A	$6,715,639	N/A
Total Investment by Stockholder A	$—	$1,736,803		$3,292,032		$5,852,500
Total (Dilution) Accretion to Stockholder A (Change in Total NAV Held by Stockholder)		$(3,947)		$149,996		$863,139

Per Share Amounts

NAV per Share Held by Stockholder A		$13.17		$13.08		$12.76
Investment per Share Held by Stockholder A (Assumed to be $15 per Share on Shares Held Prior to Sale)		$13.20		$12.51		$11.12
(Dilution) Accretion per Share Held by Stockholder A	$—	$(0.03)		$0.57		$1.64
Percentage (Dilution) Accretion per Share Held by Stockholder A			(0.23)%		4.56%		14.75%

(1)	Assumes 5% in selling compensation and expenses paid by the Company.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at (866) 710-4835. You will need to know your AST ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

We were incorporated on May 26, 2009 under the laws of the state of Delaware. Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 26,315,202 shares were outstanding as of June 11, 2013, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of June 11, 2013. Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “TCRD.” The table below sets forth our capital stock as of June 11, 2013.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	26,315,202
Preferred Stock, $0.001 par value per share	100,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

Our certificate of incorporation and bylaws provide that:

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote;

•	directors may be removed with or without cause by approval of at least 66 2/3% of the “continuing” directors (as such term is defined in our certificate of incorporation); and

•

subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

The limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice Chairman, Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to adopt, amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors. Stockholders do not have the right to adopt, amend or repeal any of the provisions of our bylaws.

Limitations of liability and indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director. A director may be removed with or without cause by approval of at least 66 2/3% of the continuing directors.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval, although we have no immediate intention to do so. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of THL Credit and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to an Investment in our Securities—“Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

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we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

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the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

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under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

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if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

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we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

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we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

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we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Convertible Debt and Certain 1940 Act Limitations

At our 2012 Annual Meeting of Stockholders, we received stockholder approval of a proposal to authorize the Company to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then-current net asset value per share. Each issuance of debt with warrants or debt convertible into shares of our common stock would comply with Section 61(a) of the 1940 Act, to the extent applicable. If Section 61 is applicable:

(i)	the exercise or conversion rights in such warrants or debt expire by their terms within 10 years;

(ii)	the warrants and the exercise or conversion rights in such warrants or debt are not separately transferable;

(iii)	the exercise or conversion price of such warrants or debt that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below NAV at the date of issuance of such warrants or convertible debt;

(iv)	the issuance of such warrants or convertible debt is approved by a majority of the Board who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders; and

(v)	the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time. However, if the number of shares of our common stock that would result from the exercise of all outstanding securities convertible, exercisable, or exchangeable into shares of our common stock held by our directors, officers and employees pursuant to equity compensation plans exceeds 15% of our outstanding common stock, then the total amount of common stock that will result from the exercise of all outstanding warrants, convertible debt, and all other securities convertible, exercisable, or exchangeable into shares of common stock will not exceed 20% of our outstanding common stock at such time.

Pursuant to certain interpretations of the staff of the SEC, not all types of convertible securities that we may issue are required to comply with Section 61(a), including circumstances in which the value of the conversion feature is not the predominate value of the convertible bond. Any convertible securities we issue that are not subject to Section 61(a) will be issued in compliance with the then current views of the SEC and its staff.

REGULATION

Regulated Investment Company and Business Development Company Regulations

We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. At our Annual Meeting of Stockholders on June 10, 2013, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires June 10, 2014. Our stockholders also approved a proposal to authorize us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then-current net asset value per share.

As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

Recently, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to BDCs. The legislation provides for (i) increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment adviser subsidiaries. There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Business—Regulation—

Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

No-action relief from registration as a commodity pool operator

We are relying on a no-action letter (the “No-Action Letter”) issued by the staff of the Commodity Futures Trading Commission (the “CFTC”) as a basis to avoid registration with the CFTC as a commodity pool operator (“CPO”). The No-Action Letter allows an entity to engage in CFTC-regulated transactions (“commodity interest transactions”) that are “bona fide hedging” transactions (as that term is defined and interpreted by the CFTC and its staff), but prohibit an entity from entering into commodity interest transactions if they are non-bona fide hedging transactions, unless immediately after entering such non-bona fide hedging transaction (a) the sum of the amount of initial margin deposits on the entity’s existing futures or swaps positions and option or swaption premiums does not exceed 5% of the market value of the entity’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the entity’s commodity interest transactions would not exceed 100% of the market value of the entity’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. We are required to operate pursuant to these trading restrictions if we intend to continue to rely on the No-Action Letter as a basis to avoid CPO registration.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to THL Credit Advisors. The Proxy Voting Policies and Procedures of THL Credit Advisors are set forth below. The guidelines are reviewed periodically by THL Credit Advisors and our independent directors, and, accordingly, are subject to change.

Introduction

THL Credit Advisors is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, THL Credit Advisors has fiduciary duties to us. As part of this duty, THL Credit Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. THL Credit Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

THL Credit Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and THL Credit Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

THL Credit Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If THL Credit Advisors has determined that management is generally socially responsible, THL Credit Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. THL Credit Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. THL Credit Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, THL Credit Advisors believes stability and continuity promote profitability. THL Credit Advisors’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, THL Credit Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, THL Credit Advisors’ employees shall vote the proxy in accordance with THL Credit Advisors’ proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

General Counsel

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

Code of ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics requirements. Our code of ethics is available, free of charge, on our website at www.thlcredit.com. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Global Select Market by filing such amendment or waiver with the Securities and Exchange Commission and by posting it on our website. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to this Registration Statement on Form N-2 and will be available on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and THL Credit Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and THL Credit Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

Our internet address is www.thlcredit.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

TAX MATTERS

The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or our common stock that will hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•

A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our preferred stock or common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

•	obtain and maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we obtain and maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations , such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our net capital gain but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its preferred stock or common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during

January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the preferred stock or common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our preferred stock or common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2014, no withholding is required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that any of our distributions would be designated as eligible for this exemption. In addition, no assurance can be provided that this exception will be extended for taxable years beginning on or after January 1, 2014.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding (subject to the same effective dates) on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of Non-U.S. stockholders and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, Non-U.S. stockholders might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we were unable to maintain our qualification for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that would be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. At our Annual Meeting of Stockholders on June 7, 2012, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires June 7, 2013. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN

State Street Bank & Trust Company provides administrative and accounting services under a sub-administration agreement. State Street provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

TRANSFER AGENT

American Stock Transfer and Trust Company provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, New York 10007.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, THL Credit Advisors is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. THL Credit Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While THL Credit Advisors generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, THL Credit Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if THL Credit Advisors determines in good faith that such commission is reasonable in relation to the services provided. For the three months ended March 31, 2013 and 2012, we paid $0 in brokerage commissions.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2012 included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of THL Credit, Inc. and its Subsidiaries (except where the context suggests otherwise, the terms “we,” “us,” “our,” and “THL Credit” refer to THL Credit, Inc. and its Subsidiaries) is responsible for establishing and maintaining adequate internal control over financial reporting as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2012. Internal control over financial reporting is a process designed by, or under the supervision of, our principal executive and principal financial officers, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Management performed an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2012 based upon the criteria set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that our internal control over financial reporting was effective as of December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

THL Credit, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets (deficit), and of cash flows present fairly, in all material respects, the financial position of THL Credit, Inc. and its subsidiaries (the “Company”) at December 31, 2012 and 2011, and the results of their operations, of their changes in net assets (deficit), and of their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our audits (which were integrated audits in 2012 and 2011). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2012 by correspondence with the issuers or custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 4, 2013

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

	December 31, 2012	December 31, 2011
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $391,698,777 and $263,100,758, respectively)	$394,339,072	$266,981,836
Non-controlled, affiliated investments (cost of $10,062 and $10,864, respectively)	10,062	11,496

Total investments at fair value (cost of $391,708,839 and $263,111,622, respectively)	394,349,134	266,993,332
Cash	4,818,614	5,572,753
Deferred financing costs	3,817,044	1,860,484
Interest receivable	2,594,082	1,440,057
Due from affiliate	420,301	511,842
Deferred offering costs	—	327,267
Receivable for paydown of investment	125,000	258,621
Prepaid expenses and other assets	134,319	185,075

Total assets	$406,258,494	$277,149,431

Liabilities:
Loans payable	$50,000,000	$5,000,000
Accrued incentive fees	3,277,937	2,689,030
Base management fees payable	1,514,422	1,013,048
Dividends payable	1,315,760	—
Interest rate derivative	1,053,221	—
Accrued expenses	739,149	466,030
Accrued credit facility fees and interest	115,013	5,451
Deferred tax liability	453,558	—
Accrued administrator expenses	304,491	338,569
Due to affiliate	—	20,597

Total liabilities	58,773,551	9,532,725
Net Assets:
Preferred stock, par value $.001 per share, 100,000,000 preferred shares authorized, no preferred shares issued and outstanding	—	—
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 26,315,202 and 20,220,200 shares issued and outstanding at December 31, 2012 and December 31, 2011, respectively	26,315	20,220
Paid-in capital in excess of par	343,722,878	262,289,351
Net unrealized appreciation on investments, net of provision for taxes	2,186,737	3,881,710
Net unrealized depreciation on interest rate derivative	(1,053,221)	—
Interest rate derivative periodic interest payments, net	(179,581)	—
Accumulated net realized gain	348,548	917,830
Accumulated undistributed net investment income	2,433,267	507,595

Total net assets	347,484,943	267,616,706

Total liabilities and net assets	$406,258,494	$277,149,431

Net asset value per share	$13.20	$13.24

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the years ended December 31,
	2012	2011	2010
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$49,807,892	$34,903,428	$12,260,072
Dividend income	456,432	279,676	—
Other income	269,317	415,529	65,360
From non-controlled, affiliated investments:
Other income	2,591,638	1,809,994	—

Total investment income	53,125,279	37,408,627	12,325,432
Expenses:
Incentive fees	7,017,252	4,790,457	—
Base management fees	4,943,025	4,011,897	2,696,647
Administrator expenses	3,224,597	2,871,778	1,715,694
Professional fees	1,200,161	1,092,364	649,249
Credit facility interest and fees	3,138,276	1,043,070	—
Amortization of deferred financing costs	967,607	687,069	—
Other general and administrative expenses	906,089	793,548	291,132
Directors’ fees	517,000	535,000	389,625
Insurance expenses	438,500	526,927	532,244
Organizational expenses	—	—	20,000

Total expenses	22,352,507	16,352,110	6,294,591
Excise and income tax provision	581,502	22,000	—

Net investment income	30,191,270	21,034,517	6,030,841
Interest rate derivative periodic interest payments, net	(179,581)	—	—
Realized and Unrealized Gain on Investments:
Net realized gain on non-controlled, non-affiliated investments	353,199	979,643	—
Net change in unrealized appreciation on:
Non-controlled, non-affiliated investments	(1,240,783)	2,120,689	1,760,389
Non-controlled, affiliated investments	(632)	632	—

Net change in unrealized appreciation on investments	(1,241,415)	2,121,321	1,760,389

Net realized and unrealized (loss) gain from investments	(888,216)	3,100,964	1,760,389
Provision for taxes on unrealized appreciation on investments	(453,558)	—	—
Unrealized depreciation on interest rate derivative	(1,053,221)	—	—

Net increase in net assets resulting from operations	$27,616,694	$24,135,481	$7,791,230

Net investment income per common share:
Basic and diluted	$1.38	$1.04	$0.31
Net increase in net assets resulting from operations per common share:
Basic and diluted	$1.26	$1.20	$0.39
Weighted average shares of common stock outstanding:
Basic and diluted	21,852,197	20,167,092	19,762,756

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (Deficit)

	For the years ended December 31,
	2012	2011	2010
Increase in net assets from operations:
Net investment income	$30,191,270	$21,034,517	$6,030,841
Interest rate derivative periodic interest payments, net	(179,581)	—	—
Net change in realized gain on investments	353,199	979,643	—
Net change in unrealized appreciation on investments	(1,241,415)	2,121,321	1,760,389
Provision for taxes on unrealized appreciation on investments	(453,558)	—	—
Unrealized depreciation on interest rate derivative	(1,053,221)	—	—

Net increase in net assets resulting from operations	27,616,694	24,135,481	7,791,230
Distributions to stockholders	(29,411,169)	(20,583,153)	(5,960,636)
Capital share transactions:
Issuance of common stock	85,878,550	—	265,488,445
Less offering costs	(4,215,864)	—	(8,804,862)
Reinvestment of dividends	26	4,048,609	1,572,685

Net increase in net assets from capital share transactions	81,662,712	4,048,609	258,256,268

Total increase in net assets	79,868,237	7,600,937	260,086,862
Net assets (deficit) at beginning of year	267,616,706	260,015,769	(71,093)

Net assets at end of year	$347,484,943	$267,616,706	$260,015,769

Common shares outstanding at end of year	26,315,202	20,220,200	19,916,107

Capital share activity:
Shares sold	6,095,000	—	19,785,188
Shares issued from reinvestment of dividends	2	304,093	124,219

Net increase in capital share activity	6,095,002	304,093	19,909,407

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the years ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net increase in net assets resulting from operations	$27,616,694	$24,135,481	$7,791,230
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for by operating activities:
Net change in unrealized appreciation on investments	1,241,415	(2,121,321)	(1,760,389)
Unrealized depreciation on interest rate derivative	1,053,221	—	—
Purchases of investments	(298,492,850)	(141,818,805)	(96,332,993)
Proceeds from sale and paydown of investments	177,671,038	34,892,177	7,975,341
Increase in investments due to PIK	(4,026,847)	(2,550,001)	(935,464)
Amortization of deferred financing costs	967,607	687,069	—
Accretion of discounts on investments and other fees	(3,614,937)	(2,124,824)	(368,225)
Increase in interest receivable	(1,154,025)	(807,689)	(632,368)
Decrease (increase) in due from affiliate	91,541	(511,842)	—
Decrease (increase) in prepaid expenses and other assets	107,915	(98,158)	(86,917)
Increase (decrease) in accrued expenses	215,960	239,856	(143,826)
Increase in accrued credit facility fees and interest	109,562	5,451	—
Increase in deferred tax liability	453,558	—	—
Increase in base management fees payable	501,374	33,732	979,316
(Decrease) increase in accrued administrator expenses	(34,078)	172,319	166,250
Increase in incentive fees payable	588,907	2,689,030	—
Increase in dividends payable	1,315,760	—	—
(Decrease) increase in due to affiliate	(20,597)	6,347	(157,110)

Net cash used for (provided by) operating activities	(95,408,782)	(87,171,178)	(83,505,155)

Cash flows from financing activities:
Borrowings under credit facility	189,900,000	28,500,000	—
Repayments under credit facility	(144,900,000)	(23,500,000)	—
Issuance of shares of common stock	85,878,550	—	203,380,996
Offering costs paid	(4,215,864)	—	(8,804,862)
(Increase) decrease in deferred financing costs	327,267	(2,547,553)	369,767
Distributions paid to stockholders	(29,411,143)	(19,521,960)	(1,400,535)
Increase in deferred offering costs	(2,924,167)	(327,267)	—

Net cash provided by (used for) financing activities	94,654,643	(17,396,780)	193,545,366

Net (decrease) increase in cash and cash equivalents	(754,139)	(104,567,958)	110,040,211
Cash and cash equivalents, beginning of year	5,572,753	110,140,711	100,500

Cash and cash equivalents, end of year	$4,818,614	$5,572,753	$110,140,711

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$1,499,104	$20,716	$—
Cash paid for income taxes	$456,502	$—	$—

Non-cash financing activities:

On April 20, 2010, the Company issued 4,140,496 shares of common stock to THL Credit Partners BDC Holdings, L.P. for the purchase of investments valued at $62,107,449 from THL Credit Opportunities, L.P.

For the years ended December 31, 2012, 2011 and 2010, 2 shares, 304,093 shares and 124,219 shares, respectively, of common stock were issued in connection with dividend reinvestments of $26, $4,048,609 and $1,572,685, respectively.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments—113.49% of net asset value
20-20 Technologies Inc.
Senior Secured Term Loan(4)	Business services	13.2%(5) (LIBOR + 11.00%)	9/12/12	9/12/17	$14,000,000	$13,665,832	$13,665,832

						13,665,832	13,665,832
AIM Media Texas Operating, LLC
Second Lien Loan	Media	16.0%(6)	6/21/12	6/21/17	$9,975,000	9,742,841	9,775,500
Member interest(7)(8)			6/21/12	—	0.763636	763,636	763,636

						10,506,477	10,539,136
Airborne Tactical Advantage Company, LLC
Senior Secured Note	Aerospace & defense	11.0%	9/7/11	3/7/16	$4,000,000	3,853,669	3,900,000
Class A Warrants(9)			9/7/11	—	511,812	112,599	120,000
Senior Secured Delayed Draw Term Loans(10)		11.0%	9/7/11	3/7/13	—	—	—

						3,966,268	4,020,000
C&K Market, Inc.
Senior Subordinated Note	Retail & grocery	16.0% (14.0% Cash and 2.0% PIK)	11/3/10	11/3/15	$13,581,793	13,176,297	13,479,930
Warrant for Class B			11/3/10	—	156,552	349,000	350,000

						13,525,297	13,829,930
Country Pure Foods, LLC
Subordinated Term Loan	Food & beverage	15.0% (12.5% Cash and 2.5% PIK)	8/13/10	2/13/16	$16,079,445	15,871,240	15,757,856

						15,871,240	15,757,856
CRS Reprocessing, LLC
Senior Secured Term Loan	Manufacturing	10.3% (LIBOR + 9.3%)	6/16/11	6/16/15	$8,437,945	8,326,829	8,374,660

						8,326,829	8,374,660
Cydcor LLC
Senior Secured Term Loan	Business services	12.3% (LIBOR + 9.8%)	9/18/12	9/17/16	$14,649,351	14,269,640	14,269,640

						14,269,640	14,269,640
Dr. Fresh, LLC
Subordinated Term Loan	Consumer products	14.0%(6) (12.0% Cash and 2.0% PIK)	5/15/12	11/15/17	$14,158,043	13,892,964	13,945,673

						13,892,964	13,945,673

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Duff & Phelps Corporation
Tax Receivable Agreement Payment Rights(11)	Financial services	16.4%(12)	6/1/12	12/31/29	—	12,261,736	12,261,736

						12,261,736	12,261,736
Express Courier International, Inc.	Business services
Secured Subordinated Term Loan		15.0% (PIK)(13)	1/17/12	7/17/16	$7,478,972	7,358,487	6,357,126

						7,358,487	6,357,126
Firebirds International, LLC
Senior Secured Term Loan	Restaurants	10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	$8,200,000	8,080,047	8,200,000
Senior Secured Revolving Loan(14)(15)		10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	—	(67,433)	—
Common stock(9)			5/17/11	—	1,906	190,600	215,000

						8,203,214	8,415,000
Food Processing Holdings, LLC
Senior Subordinated Note(6)(16)	Food & beverage	15.0% (12.0% Cash and 3.0% PIK)	2/28/12	8/28/17	$13,847,436	13,726,839	13,397,394
Class A Units(9)			4/20/10	—	162.44	163,268	181,000
Class B Units(9)			4/20/10	—	406.09	408,161	150,000

						14,298,268	13,728,394
Gold, Inc.
Subordinated Term Loan	Consumer products	15.0%(6) (13.0% Cash and 2.0% PIK)	12/31/12	12/31/17	$36,800,000	36,064,283	36,064,283

						36,064,283	36,064,283
Gryphon Partners 3.5, L.P.
Partnership interest	Financial services		11/20/12	12/21/18	—	1,195,014	1,895,014

						1,195,014	1,895,014
Harrison Gypsum, LLC
Senior Secured Term Loan	Industrials	10.5%(6) (LIBOR + 8.5% and 0.5% PIK)	12/21/12	12/21/17	$25,380,000	25,001,091	25,001,091

						25,001,091	25,001,091
Hart InterCivic, Inc.	Election services
Senior Secured Term Loan		10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	$9,594,834	9,450,127	9,498,885
Senior Secured Revolving Loan(10)(15)		10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	—	(41,938)	—

						9,408,189	9,498,885
HEALTHCAREfirst, Inc.		11.5%(5) (LIBOR + 10.0%)
Senior Secured Term Loan	Business services		8/31/12	8/30/17	$9,875,000	9,593,834	9,593,834

						9,593,834	9,593,834

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
IMDS Corporation
Subordinated Term Loan	Healthcare, device manufacturing	15.5%(6)) (12.5% Cash and 3.0% PIK)	5/2/12	11/2/17	$13,266,098	12,967,476	12,403,802

						12,967,476	12,403,802
Jefferson Management Holdings, LLC
Member interest(7)(8)	Healthcare, dental services	N/A	4/20/10	—	1,393	1,393,309	1,388,500

						1,393,309	1,388,500
LCP Capital Fund LLC
Member interest(8)(17)(18)	Financial services	16.2%(19)	4/20/10	2/15/15	$8,354,033	8,354,033	8,354,033

						8,354,033	8,354,033
Loadmaster Derrick & Equipment, Inc.
Senior Secured Term Loan	Energy / Utilities	9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	$9,709,456	9,461,653	9,461,653
Senior Secured Revolving Loan(10)		9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	$290,485	290,485	290,485
Senior Secured Delayed Draw Term Loans		9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	—	—	—

						9,752,138	9,752,138
Marine Acquisition Corp. (Teleflex Marine)
Senior Subordinated Note	Manufacturing	13.5%(6)	9/18/12	5/18/17	$16,500,000	16,145,801	16,170,000

						16,145,801	16,170,000
Martex Fiber Southern Corp.
Subordinated Term Loan	Textiles	13.5%(6) (12.0% Cash and 1.5% PIK)	4/30/12	10/31/19	$8,755,800	8,632,700	8,580,684

						8,632,700	8,580,684
Octagon Income Note XIV, Ltd.
Income Notes, Residual Interest(4)	Financial Services	15.5%(20)	12/19/12	1/15/24	$10,000,000	9,400,000	9,400,000

						9,400,000	9,400,000
OEM Group, Inc.
Second Lien Term Loan	Manufacturing	15.0%(6) (12.5% Cash and 2.5% PIK)	10/7/10	10/7/15	$14,783,506	14,509,705	13,600,826
Warrant for Common						—	—

						14,509,705	13,600,826
Pinnacle Operating Corporation
Second Lien Term Loan	Chemicals	11.5% (LIBOR + 10.3%)	11/26/12	5/15/19	$10,000,000	9,507,630	9,507,630

						9,507,630	9,507,630

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Sheplers, Inc.
Second Lien Term Loan(7)	Retail & grocery	13.2% (LIBOR + 11.65%)	12/20/11	12/20/16	$11,426,463	11,181,930	11,369,331
Mezzanine Loan(7)		17.0% (10.0% Cash and 7.0% PIK)	12/20/11	12/20/17	$1,776,476	1,747,347	1,767,593

						12,929,277	13,136,924
Surgery Center Holdings, Inc.
Senior Subordinated Note	Healthcare, ambulatory surgery centers	15.0%	4/20/10	8/4/17	$18,772,751	18,404,850	18,960,478
Member interest(8)(9)					469,673	469,673	1,850,000

						18,874,523	20,810,478
The Studer Group, L.L.C.
Senior Subordinated Note	Healthcare, consulting	14.0% (12.0% Cash and 2.0% PIK)	9/29/11	3/29/17	$12,454,488	12,251,181	12,361,080

						12,251,181	12,361,080
Trinity Services Group, Inc.
Senior Subordinated Note	Food & beverage	13.5%(6) (12.0% Cash and 1.5% PIK)	3/29/12	9/29/17	$14,143,399	13,954,176	14,072,682

						13,954,176	14,072,682
Vision Solutions, Inc.	Business services
Second Lien Term Loan		9.5% (LIBOR + 8.0%)	3/31/11	7/23/17	$11,625,000	11,547,123	11,625,000

						11,547,123	11,625,000
Washington Inventory Service
Second Lien Term Loan	Business services	10.3% (LIBOR + 9.0%)	12/27/12	6/20/19	$11,000,000	10,835,379	10,835,379

						10,835,379	10,835,379
YP Intermediate Holdings Corp.
Second Lien Term Loan	Media, advertising	15.0% (12.0% Cash and 3.0% PIK)	5/8/12	5/8/17	$3,321,826	3,235,570	3,321,826
Warrant for Member interest(7)(8)						93	1,800,000

						3,235,663	5,121,826

Non-controlled/non-affiliated investments—113.49% of net asset value						$391,698,777	$394,339,072

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/affiliated investment—0.00% of net asset value
THL Credit Greenway Fund LLC
Member interest(8)(18)	Financial services		1/27/11	1/14/21	—	10,062	10,062

						10,062	10,062

Total investments—113.49% of net asset value						$391,708,839	$394,349,134

Derivative Instruments
Counterparty	Instrument	Interest Rate	Expiration Date	# of Contracts	Notional	Cost	Fair Value
ING Capital Markets, LLC	Interest Rate Swap – Pay Fixed/Receive Floating	1.1425%/LIBOR	5/10/17	1	$50,000,000	$—	$(1,053,221)

Total derivative instruments—(0.30)% of net asset value						$—	$(1,053,221)

(1)	All debt investments are income-producing. Equity and member interests are non-income-producing unless otherwise noted.
(2)

Variable interest rate investments bear interest in reference to LIBOR or ABR, which reset monthly or quarterly, subject to interest rate floors. Unless otherwise noted, for each debt investment we have provided the interest rate in effect as of December 31, 2012.

(3)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(4)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(5)	Unitranche investment; yield reflected represents the effective yield earned on the investment.
(6)	At the option of the issuer, interest can be paid in cash or cash and PIK
(7)	Interest held by a wholly owned subsidiary of THL Credit, Inc.
(8)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(9)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(10)	Issuer pays 0.5% unfunded commitment fee on facility.
(11)

Publicly-traded company with a market capitalization in excess of $250 million at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.

(12)	Income-producing security with no stated coupon; yield from initial investment through December 31, 2012 was approximately 16.4%.
(13)	Issuer will pay 15% PIK until April 1, 2013, 13.0% cash interest thereafter.
(14)	Issuer pays 0.25% unfunded commitment fee on revolving loan quarterly.
(15)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(16)	Interest held in companies related to the portfolio company.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

(17)

The Company’s investment in LCP Capital Fund LLC is in the form of membership interests and its contributed capital is maintained in a collateral account held by a custodian and acts as collateral for certain credit default swaps for the Series 2005-1 equity interest. See Note 2 in the Notes to the Consolidated Financial Statements.

(18)	Non-registered investment company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(19)	Income producing security with no stated coupon; cash yield for the three months ended December 31, 2012 was approximately 16.2%.
(20)	Income producing security with no stated coupon; cash yield for the three months ended December 31, 2012 was approximately 15.5%.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2011

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments – 99.77% of net asset value
Airborne Tactical Advantage Company, LLC
Senior Secured Note	Aerospace & defense	11.0%	9/7/11	3/7/16	$4,000,000	$3,813,884	$3,813,884
Class A Warrants(4)		11.0%	9/7/11	—	511,812	112,599	112,599
Senior Secured Delayed Draw Term Loans(5)			9/7/11	3/7/13	—	—	—

						3,926,483	3,926,483

C&K Market, Inc.
Senior Subordinated Note Warrant for Class B	Retail & grocery	16.0% (14.0% Cash and 2.0% PIK)	11/3/10	11/3/15	$13,309,104	12,800,455	12,909,831
			11/3/10	—	156,552	349,000	87,250

						13,149,455	12,997,081
Charming Charlie, Inc.
Subordinated Term Loan	Retail & grocery	14.0%	1/27/11	7/27/15	$11,333,333	11,190,332	11,333,333

						11,190,332	11,333,333
Chuy’s Opco, Inc.
Senior Secured Term Loan	Restaurants	8.5% (LIBOR + 7.0%)	5/24/11	5/24/16	$7,489,562	7,421,884	7,452,114
Senior Secured Revolving Loan(5)		8.5% (LIBOR + 7.0%)	5/24/11	5/24/16	$499,500	491,374	499,500
Senior Secured Term Loan(5)(6)		8.5% (LIBOR + 7.0%)	5/24/11	5/24/16	—	(10,835)	—

						7,902,423	7,951,614

Country Pure Foods, Inc.
Subordinated Term Loan	Food & beverage	15.0% (12.5% Cash and 2.0% PIK)	8/13/10	2/13/16	$14,189,988	13,964,606	13,906,188

						13,964,606	13,906,188
CRS Reprocessing, LLC
Senior Secured Term Loan	Manufacturing	10.0% (LIBOR + 9.0%)	6/16/11	6/16/15	$11,533,333	11,328,752	11,328,752

						11,328,752	11,328,752
Firebirds International LLC
Senior Secured Term Loan	Restaurants	10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	$8,200,000	8,052,049	8,118,000
Senior Secured Revolving Loan(6)(7)		10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	—	(87,466)	—
Common stock(4)				—	1,906	190,600	190,600

						8,155,183	8,308,600

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2011

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Food Processing Holdings, LLC
Senior Subordinated Note	Food & beverage	16.0%(8) (13.5% cash and 2.5% PIK)	4/20/10	8/10/15	$12,569,273	12,131,303	12,569,273
Class A Units(4)			4/20/10	—	162.44	163,268	190,000
Class B Units(4)			4/20/10	—	406.09	408,161	408,161

						12,702,732	13,167,434
Hart InterCivic, LLC
Senior Secured Term Loan Senior Secured Revolving Loan(5)(6)	Election services	10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	$10,500,000	10,306,298	10,306,298
		10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	—	(53,957)	—

						10,252,341	10,306,298
HEALTHCAREfirst, Inc.
Senior Subordinated Note	Business services	16.5%(8) (13.5% Cash and 3.0% PIK)	6/4/10	12/4/15	$13,624,174	13,298,742	13,624,174

						13,298,742	13,624,174
Hickory Farms, Inc.
Senior Secured Term Loan	Food & beverage	12.0% (LIBOR + 7.8%)	6/2/11	9/28/12	$9,463,885	9,463,885	9,463,885

						9,463,885	9,463,885
JDC Healthcare Management, LLC
Senior Subordinated Note	Healthcare, dental services	15.5% (12.0% Cash and 3.5% PIK)	4/20/10	6/16/14	$10,938,684	10,523,464	10,938,684
Member interest(9)(10)				—	1,393	1,393,309	1,393,309

						11,916,773	12,331,993
LCP Capital Fund, LLC
Member interest(9)(11)(12)(13)	Financial services	19.1%	4/20/10	2/15/13	$12,000,000	12,000,000	12,000,000

						12,000,000	12,000,000
MedQuist Inc.
Senior Subordinated Note(14)	Business services	13.0%(8)	9/30/10	10/14/16	$6,000,000	5,845,968	6,120,000

						5,845,968	6,120,000

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2011

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
OEM Group, Inc.
Second Lien Term Loan	Manufacturing	15.0%(8) (12.5% Cash and 2.5% PIK)	10/7/10	10/7/15	$14,413,653	14,065,806	14,125,380
Warrant for Common				—	—	—	120,000

						14,065,806	14,245,380
Pomeroy IT Solutions, Inc.
Senior Subordinated Note	Business services	15.0% (13.0% Cash and 2.0% PIK)	2/11/11	2/11/16	$13,235,557	13,008,862	13,367,912

						13,008,862	13,367,912
Purple Communications, Inc.
Senior Secured Term Loan	Communications	10.8% (LIBOR + 7.8%)	12/3/10	12/3/14	$11,465,517	11,155,137	11,465,517

						11,155,137	11,465,517
Sheplers, Inc.
Second Lien Term Loan(10)	Retail & grocery	13.2% (LIBOR + 11.7%)	12/20/11	12/20/16	$11,426,463	11,142,051	11,142,051
Mezzanine Loan(10)(9)		17.0% (10.0% Cash and 7.0% PIK)	12/20/11	12/20/17	$1,677,067	1,643,697	1,643,697

						12,785,748	12,785,748
Surgery Center Holdings, Inc.
Senior Subordinated Note	Healthcare, ambulatory surgery centers	15.0% (12.0% Cash and 3.0% PIK)	4/20/10	8/4/17	$18,358,861	17,939,323	18,358,861
Member interest(4)(9)				—	469,673	469,673	1,025,000

						18,408,996	19,383,861
T&D Solutions, LLC
Senior Secured Term Loan(15)	Energy / Utilities	13.0%	10/14/10	1/29/15	$14,978,952	14,837,337	14,978,952

						14,837,337	14,978,952
Texas Honing, Inc.
Senior Secured Term Loan	Energy / Utilities	11.5% (LIBOR + 8.5% Cash and 2.0% PIK)	6/22/11	6/22/16	$12,061,333	11,840,577	12,061,333
Senior Secured Revolving Loan(6)(7)		11.0% (LIBOR + 10.0% Cash)	6/22/11	6/22/16	—	(35,774)	—

						11,804,803	12,061,333
The Studer Group, LLC
Senior Subordinated Notes	Healthcare, consulting	14.0% (12.0% Cash and 2.0% PIK)	9/29/11	3/29/17	$12,263,422	12,027,298	12,027,298

						12,027,298	12,027,298

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2011

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Vision Solutions, Inc.
Second Lien Term Loan	Business services	9.5%11.5% (LIBOR + 8.0%)	3/31/11	7/23/17	$10,000,000	9,909,096	9,900,000

						9,909,096	9,900,000
Non-controlled/ non-affiliated investments – 99.77% of net asset value						$263,100,758	$266,981,836
Non-controlled/ affiliated investment – 0.00% of net asset value
THL Credit Greenway Fund LLC
Member interest (9)(13)	Financial services		1/27/11	1/14/21	—	10,864	11,496

						10,864	11,496

Total investments – 99.77% of net asset value						$263,111,622	$266,993,332

(1)	All debt investments are income-producing. Equity and member interests are non-income-producing unless otherwise noted.
(2)

Variable interest rate investments bear interest in reference to LIBOR or ABR, which reset monthly or quarterly, subject to interest rate floors. Unless otherwise noted, for each debt investment we have provided the interest rate in effect as of December 31, 2012.

(3)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(4)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(5)	Issuer pays 0.5% unfunded commitment fee on facility.
(6)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(7)	Issuer pays 0.25% unfunded commitment fee on revolving loan quarterly.
(8)	At the option of the issuer, interest can be paid in cash or cash and PIK
(9)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(10)	Interest held by a wholly owned subsidiary of THL Credit, Inc.
(11)

The Company’s investment in LCP Capital Fund LLC is in the form of membership interests and its contributed capital is maintained in a collateral account held by a custodian and acts as collateral for certain credit default swaps for the Series 2005-1 equity interest. See Note 2 in the Notes to the Consolidated Financial Statements.

(12)	Income-producing security with no stated coupon; yield from initial investment through December 31, 2011 was approximately 19.1%.
(13)	Non-registered investment company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(14)

Publicly-traded company with a market capitalization in excess of $250 million at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.

(15)	Stated coupon adjusted to achieve a combined yield of 13.0% for Revolving Loan and Term Loan.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or the Code, as amended. In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of middle-market companies.

The Company was initially funded on July 23, 2009, issuing 6,700 shares of common stock at an aggregate purchase price of $100,500 to THL Credit Opportunities, L.P., an affiliate of THL Credit Advisors LLC, or the Advisor. While the Company incurred certain costs in connection with an anticipated initial public offering, which ultimately would have been borne by the Advisor had the offering not closed; the Company did not formally commence principal operations until the completion of the offering on April 21, 2010, as described below.

On April 20, 2010, in anticipation of completing an initial public offering and formally commencing principal operations, the Company entered into a purchase and sale agreement with THL Credit Opportunities, L.P. and THL Credit Partners BDC Holdings, L.P., or BDC Holdings, an affiliate of the Company, to effectuate the sale by THL Credit Opportunities, L.P. to the Company of certain securities valued at $62,107,449, as determined by the Company’s board of directors, and on the same day issued 4,140,496 shares of common stock to BDC Holdings valued at $15.00 per share, pursuant to such agreement, in exchange for the aforementioned securities. Subsequently, the Company filed an election to be regulated as a BDC.

On April 21, 2010, the Company completed its initial public offering, formally commencing principal operations, and sold 9,000,000 shares of its common stock through a group of underwriters at a price of $13.00 per share, less an underwriting discount and commissions totaling $0.8125 per share. Concurrently, the Company sold 6,307,692 shares of its common stock to BDC Holdings at $13.00 per share, the sale of which was not subject to an underwriting discount and commission. On April 27, 2010, the Company closed the sale of the aforementioned 15,307,692 shares and received $190,683,947 of net proceeds, which includes an underwriting discount and offering expenses.

On May 26, 2010, the underwriters exercised their over-allotment option under the underwriting agreement and elected to purchase an additional 337,000 shares of common stock at $13.00 per share resulting in additional net proceeds of $3,891,850, which includes an underwriting discount and offering expenses.

On September 25, 2012, the Company closed a public equity offering selling 6,095,000 shares of its common stock through a group of underwriters at a price of $14.09 per share, less an underwriting discount and offering expenses, and received $81,656,591 in proceeds.

The Company has established wholly owned subsidiaries, THL Credit AIM Media Holdings Inc., THL Credit Holdings, Inc. and THL Credit YP Holdings Inc, which are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Tax blockers are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

THL Credit SBIC, LP, or SBIC LP, and its general partner, THL Credit SBIC GP, LLC, or SBIC GP, were organized in Delaware on August 25, 2011 as a limited partnership and limited liability company, respectively. On January 16, 2013, the Company withdrew its application with the Investment Division of the U.S. Small Business Administration, or SBA, to license a small business investment company, or SBIC. The Company may consider pursuing a new application for a license from the SBA in the future. Both the SBIC LP and SBIC GP remain consolidated wholly owned subsidiaries of the Company.

As of December 31, 2012, the SBIC LP had three investments with an aggregate amortized cost basis of $28,920,464 and fair market value of $28,074,734. As of December 31, 2011, the SBIC LP had made one investment with an aggregate amortized cost basis and fair market value of $12,785,748. On February 22, 2013, investments held in the SBIC, LP were transferred to the Company.

2. Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio companies are not consolidated in the financial statements. The accounting records of the Company are maintained in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. The Company places its cash and cash equivalents with financial institutions and, at certain times, cash held in demand deposit accounts may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of December 31, 2012 and December 31, 2011.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the term of the credit facility.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement.

Interest Rate Derivative

The Company recognizes derivatives as either interest rate derivative assets or liabilities at fair value on its Consolidated Statements of Assets and Liabilities with valuation changes and interest rate payments recorded as net change in unrealized appreciation (depreciation) on interest rate derivative and interest rate derivative periodic interest payments, net, respectively, on the Consolidated Statements of Operations. See also the disclosure in Note 7, Interest Rate Derivative.

Valuation of Investments

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available, are valued at fair value as determined in good faith by the Company’s board of directors. Because we expect that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, the Company’s board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms engaged by the Company conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors. For debt investments, the Company determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

The Company values its interest rate derivative agreement using an income approach that analyzes the discounted cash flows associated with the interest rate derivative agreement. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

The Company values its CLO residual interest investment in a collateralized loan obligation using an income approach that analyzes the discounted cash flows of our residual interest. Significant inputs to the discounted cash flows methodology include the risk associated with the underlying investments and the expected term of the collateralized loan obligation.

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity and enterprise values, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which amends the existing fair value guidance within ASC 820-10. The amendments include: (1) application of the concepts of the highest and best use valuation premise only to measuring the fair value of nonfinancial assets (that is, it does not apply to financial assets or any liabilities), (2) an exception to fair value measurement principles for financial assets and financial liabilities (and derivatives) with offsetting positions in market risks or counterparty credit risk, which allows an entity to measure the fair value of the net risk position when several criteria are met, (3) extension of the prohibition of a blockage factor application to all fair value measurements, (4) a model for the fair value measurement of instruments classified within an entity’s stockholders’ equity which is consistent with the guidance of measuring the fair value for liabilities, (5) additional disclosures for fair value measurements categorized in Level 3 of the fair value hierarchy: (i) quantitative information about unobservable inputs used, (ii) a description of the valuation processes used by the entity and (iii) a qualitative discussion about the sensitivity of the measurements, (6) disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed and (7) disclosure of any transfers between Levels 1 and 2 of the fair value hierarchy, not just significant transfers. The provisions of ASU 2011-04 were adopted by the Company on January 1, 2012. The adoption of this standard has been reflected in the Company’s financial statement disclosures.

Investment Risk

The value of investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, the Company’s ability to dispose of investments at a price and time that the Company deems advantageous may be impaired. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Consolidated Statements of Assets and Liabilities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

The following is a summary of the industry classification in which the Company invests as of December 31, 2012:

Industry:	Cost	Fair Value	% of Net Assets
Aerospace & defense	$3,966,268	$4,020,000	1.16%
Business services	67,270,295	66,346,811	19.09%
Chemicals	9,507,630	9,507,630	2.74%
Consumer products	49,957,247	50,009,956	14.39%
Election services	9,408,189	9,498,885	2.73%
Energy / Utilities	9,752,138	9,752,138	2.81%
Financial services	31,220,845	31,920,845	9.19%
Food & beverage	44,123,684	43,558,932	12.54%
Healthcare, ambulatory surgery centers	18,874,523	20,810,478	5.99%
Healthcare, consulting	12,251,181	12,361,080	3.56%
Healthcare, dental services	1,393,309	1,388,500	0.40%
Healthcare, device manufacturing	12,967,476	12,403,802	3.57%
Industrials	25,001,091	25,001,091	7.19%
Manufacturing	38,982,335	38,145,486	10.98%
Media	10,506,477	10,539,136	3.03%
Media, advertising	3,235,663	5,121,826	1.47%
Restaurants	8,203,214	8,415,000	2.42%
Retail & grocery	26,454,574	26,966,854	7.76%
Textiles	8,632,700	8,580,684	2.47%

Total investments	$391,708,839	$394,349,134	113.49%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2012:

Region:	Cost	Fair Value	% of Net Assets
International	$13,665,832	$13,665,832	3.93%
Midwest	62,866,981	63,033,274	18.14%
Northeast	38,658,531	38,606,515	11.11%
Northwest	13,525,297	13,829,930	3.98%
Southeast	101,401,548	104,146,354	29.98%
Southwest	73,786,247	72,432,240	20.84%
West	87,804,403	88,634,989	25.51%

Total investments	$391,708,839	$394,349,134	113.49%

The following is a summary of the industry classification in which the Company invests as of December 31, 2011:

Industry:	Cost	Fair Value	% of Net Assets
Aerospace & defense	$3,926,483	$3,926,483	1.47%
Business services	42,062,668	43,012,086	16.08%
Communications	11,155,137	11,465,517	4.28%
Election services	10,252,341	10,306,298	3.85%
Energy / Utilities	26,642,140	27,040,285	10.10%
Financial services	12,010,864	12,011,496	4.49%
Food & beverage	36,131,223	36,537,507	13.65%
Healthcare, ambulatory surgery centers	18,408,996	19,383,861	7.24%
Healthcare, consulting	12,027,298	12,027,298	4.49%
Healthcare, dental services	11,916,773	12,331,993	4.61%
Manufacturing	25,394,558	25,574,132	9.56%
Restaurants	16,057,606	16,260,214	6.08%
Retail & grocery	37,125,535	37,116,162	13.87%

Total investments	$263,111,622	$266,993,332	99.77%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2011:

Region:	Cost	Fair Value	% of Net Assets
Midwest	$73,850,595	$74,476,659	27.82%
Northeast	17,856,832	18,131,496	6.78%
Northwest	13,149,455	12,997,081	4.86%
Southeast	70,058,029	71,792,628	26.83%
Southwest	67,132,478	68,229,951	25.50%
West	21,064,233	21,365,517	7.98%

Total investments	$263,111,622	$266,993,332	99.77%

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2012:

Description:	Fair Value	Level 1	Level 2	Level 3
First lien secured debt	$102,256,080	$—	$—	$102,256,080
Second lien debt	70,035,492	—	—	70,035,492
Subordinated debt	183,318,581	—	—	183,318,581
Investments in funds	10,259,109	—	—	10,259,109
Equity investments	6,818,136	—	—	6,818,136
Investment in payment rights	12,261,736	—	—	12,261,736
CLO residual interest	9,400,000			9,400,000

Total investments	$394,349,134	$—	$—	$394,349,134

Interest rate derivative	(1,053,221)	—	(1,053,221)	—

Total liability at fair value	$(1,053,221)	$—	$(1,053,221)	$—

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2011:

Description:	Fair Value	Level 1	Level 2	Level 3
First lien secured debt	$89,488,235	$—	—	$89,488,235
Second lien debt	60,124,938	—	—	60,124,938
Subordinated debt	101,841,744	—	—	101,841,744
Investments in funds	12,011,496	—	—	12,011,496
Equity investments	3,526,919	—	—	3,526,919

Total investments	$266,993,332	$—	$—	$266,993,332

The following table rolls forward the changes in fair value during the year ended December 31, 2012 for investments classified within Level 3:

	First lien secured debt	Second lien debt	Subordinated debt	Investments in funds	Equity investments	Investment in payment rights	CLO residual interest	Totals
Beginning balance, January 1, 2012	$89,488,235	$60,124,938	$101,841,744	$12,011,496	$3,526,919	$—	$—	$266,993,332
Purchases	102,786,035	41,530,740	130,313,397	1,198,949	763,729	12,500,000	9,400,000	298,492,850
Sales and repayments	(90,775,106)	(32,044,063)	(50,829,280)	(3,650,704)	—	(238,264)	—	(177,537,417)
Unrealized appreciation (depreciation)(1)	(592,844)	(1,043,598)	(2,831,829)	699,368	2,527,488		—	(1,241,415)
Net amortization of premiums, discounts and fees	1,183,133	836,230	1,595,574	—	—	—	—	3,614,937
PIK	166,627	631,245	3,228,975	—	—	—	—	4,026,847

Ending balance, December 31, 2012	$102,256,080	$70,035,492	$183,318,581	$10,259,109	$6,818,136	$12,261,736	$9,400,000	$394,349,134

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$477,167	$(294,650)	$(1,196,582)	$699,368	$2,527,488	$—	$—	$2,212,791

The following table rolls forward the changes in fair value during the year ended December 31, 2011 for investments classified within Level 3(2):

	First lien debt	Second lien debt	Subordinated debt	Investments in funds	Equity investments	Totals
Beginning balance, January 1, 2011	$35,184,846	$33,968,221	$66,576,890	$12,790,984	$5,008,238	$153,529,179
Purchases	68,110,035	42,024,135	31,289,982	11,602	383,051	141,818,805
Sales and repayments	(15,275,757)	(16,798,094)	(825,540)	(791,722)	(2,439,328)	(36,130,441)
Unrealized appreciation (depreciation)(1)	623,736	(55,130)	1,956,768	632	(404,685)	2,121,321
Realized gains	—	—	—	—	979,643	979,643
Net amortization of premiums, discounts and fees	778,042	583,780	763,002	—	—	2,124,824
PIK	67,333	402,026	2,080,642	—	—	2,550,001

Ending balance, December 31, 2011	$89,488,235	$60,124,938	$101,841,744	$12,011,496	$3,526,919	$266,993,332

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$965,090	$518,911	$1,956,768	$632	$247,130	$3,688,531

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(2)

For the year ended December 31, 2011, the Company has reclassified certain of the above investment categories to expand the classification of investments to reflect the security interest of the Company’s debt holdings. The opening balance as of January 1, 2011 has been adjusted to conform to the revised classifications.

The following provides quantitative information about Level 3 fair value measurements:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average) (1)
First lien secured debt	$102,256,080	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% (12%)
Second lien debt	70,035,492	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14% - 16% (15%)
Subordinated debt	183,318,581	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	15% - 17% (16%)
Investments in funds	10,259,109	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14% - 18% (16%)
Equity investments	6,818,136	Net asset value, as a practical expedient	Net asset value	N/A
		Market comparable companies (market approach)	EBITDA multiple	5.0 - 5.7 (5.3)
Investment in payment rights(2)	12,261,736	Discounted cash flows (income approach)	Weighted average cost of capital (WACC) and federal tax rates	14% - 18% (16%)
CLO residual interest	9,400,000	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	15% - 16% (16%)

Total investments	$394,349,134

(1)	Ranges were determined using a weighted average based upon the fair value of the investments in each investment category.
(2)	Investment in a tax receivable agreement, or TRA, payment rights

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds, payment rights and CLO residual interest is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including federal tax rates, in its analysis. In the case of the TRA and CLO residual interest, the Company considers the risk associated with the underlying investments and the expected term of the investment. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments is the EBITDA multiple, or the Multiple. Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, the Company invested in a TRA that entitles it to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to the Company and entitles the Company to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, the Company is entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that the Company is entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 17 years. Pursuant to the TRA, the Company maintains the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, the Company will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation than all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, the Company has chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. The valuation will be based principally on a discounted cash flow analysis of projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of Duff & Phelps and the length of the remaining payment stream. During the year ended December 31, 2012, the Company recognized $1,170,538 of income in connection with the TRA payment rights, respectively. As of December 31, 2012, the value of the Company’s interest in the TRA was $12,261,736 and is reflected in the Consolidated Schedule of Investments.

Investment in Funds

The Company does not have the ability to redeem its investment in funds but distributions are expected to be received until the dissolution of the funds, which is anticipated to be between 2013 and 2021, as the underlying investments are expected to be liquidated.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway has a two year investment period.

Greenway has $150,000,000 of capital committed by affiliates of a single institutional investor, and is managed by the Company through the investment professionals that serve on the Company’s investment committee. The Company’s capital commitment to Greenway is $15,000. As of December 31, 2012, all of the capital had been called by Greenway. As of December 31, 2011, $11,603 had been called by Greenway. As of December 31, 2012 and December 31, 2011, the value of the Company’s interest in Greenway was $10,062 and $11,496, respectively, and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway, the Company acts as the investment adviser to Greenway and is entitled to receive certain fees. As a result, Greenway is classified as an affiliate of the Company. For the years ended December 31, 2012 and 2011, the Company earned $2,591,638 and $1,809,994 in fees related to Greenway, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of December 31, 2012 and December 31, 2011, $402,116 and $410,479 of fees related to Greenway, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

LCP Capital Fund LLC

The Company has invested in a membership interest of LCP Capital Fund LLC, or LCP, a private investment company that was organized to participate in investment opportunities that arise when a special purpose entity, or SPE, or sponsor thereof, needs to raise capital to achieve ratings, regulatory, accounting, tax, or other objectives. LCP is a closed investment vehicle which provides for no liquidity or redemption options and is not readily marketable. LCP is managed by an unaffiliated third party. As of December 31, 2012 and December 31, 2011, the Company has contributed $12,000,000 of capital in the form of membership interests in LCP, which is invested in an underlying SPE referred to as Series 2005-01. On May 1, 2012, the Company received $3,645,967 in connection with a reduction in its commitment pursuant to the governing documents, which is related to the notional amount of the underlying credit default swaps. The Company’s exposure is limited to the amount of its remaining contributed capital. As of December 31, 2012 and December 31, 2011, the value of the Company’s interest in LCP was $8,354,033 and $12,000,000, respectively, and is reflected in the Consolidated Schedules of Investments.

The Company’s contributed capital in LCP is maintained in a collateral account held by a third-party custodian, who is neither affiliated with the Company nor with LCP, and acts as collateral on certain credit default swaps for the Series 2005-01 for which LCP receives fixed premium payments throughout the year, adjusted for expenses incurred by LCP. The SPE purchases assets on a non-recourse basis and LCP agrees to reimburse the SPE up to a specified amount for potential losses. LCP holds the contributed cash invested for an SPE transaction in a segregated account that secures the payment obligation of LCP. The Company expects to receive distributions from LCP on a quarterly basis. Such distributions are reflected in the Company’s Consolidated Statements of Operations as interest income in the period earned. LCP has a remaining life of 18 years; however, it is currently expected that Series 2005-01 will terminate on February 15, 2015, if not extended prior to this date pursuant to the terms of Series 2005-1 SPE. Regardless of the date of dissolution, LCP has the right to receive amounts held in the collateral account if there is an event of default under LCP’s operative agreements. LCP may have other series which will have investments in other SPEs to which the Company will not be exposed.

CLO residual interest

Interest income from the Company’s CLO residual interest is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. The Company monitors the anticipated cash flows from its CLO residual interest and will adjust its effective yield periodically.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation on investments in the Consolidated Statements of Operations. The Company reports changes in fair value of the interest rate derivative that is measured at fair value as a component of net change in unrealized appreciation or depreciation on interest rate derivative in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect amounts to be collectible. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income for the years ended December 31, 2012 and 2011:

Accumulated PIK balance at December 31, 2010	$935,464
PIK income capitalized/receivable	2,552,572

Accumulated PIK balance at December 31, 2011	$3,488,036
PIK income capitalized/receivable	4,124,150
PIK received in cash from prepayments	(1,804,847)

Accumulated PIK balance at December 31, 2012	$5,807,339

Interest income from the Company’s TRA and CLO residual interest is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. The Company monitors the anticipated cash flows from its CLO residual interest and will adjust its effective yield periodically as needed.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services for the years ended December 31, 2012, 2011 and 2010, respectively.

Other income includes commitment fees, fees related to the management of Greenway, amendment fees and unused commitment fees associated with investments in portfolio companies.

Expenses are recorded on an accrual basis.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 11, Dividends, for a summary of the dividends paid out during 2012. For the years ended December 31, 2012, 2011 and 2010, the Company incurred excise tax expense of $125,000, $22,000 and $0, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the years ended December 31, 2012, 2011 and 2010, the Company recognized current income tax expense of $456,502, $0, and $0, respectively, and a provision for tax on unrealized appreciation of $453,558, $0, and $0, respectively, for consolidated subsidiaries in the Consolidated Statements of Operations. During 2012, a taxable subsidiary received distributions of $456,432 from an underlying portfolio company for the payment of current year tax obligations, which is included as dividend income on the Consolidated Statement of Operations. As of December 31, 2012 and December 31, 2011, $453,558 and $0 of income tax expense, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized appreciation on investments. The Company is not subject to income taxes, however, certain consolidated taxable subsidiaries may be subject to income taxes. The provision relates only to an individual subsidiary of the Company.

The following table summarizes the activity related to the Company’s income tax expense incurred for the year ended December 31, 2012:

Tax expense on current earnings	$456,502
Increase in deferred tax liability on unrealized appreciation of investments	453,588

Total income tax expense	$910,060

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by taxing authorities.

Dividends

Dividends and distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

3. Related Party Transactions

On February 27, 2013, the Company’s investment management agreement was re-approved by its board of directors, including a majority of our directors who are not interested persons of the Company. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2012, 2011 and 2010, the Company incurred base management fees payable to the Advisor of $4,943,025, $4,011,897 and $2,696,647, respectively. As of December 31, 2012 and December 31, 2011, $1,514,422 and $1,013,048, respectively, was payable to the Advisor.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

For the years ended December 31, 2012, 2011 and 2010, the Company incurred $7,441,725, $3,818,186 and $0, respectively, of incentive fees related to ordinary income.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. The capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of December 31, 2012 and December 31, 2011 was $34,723 and $195,929, respectively.

As of December 31, 2012, $2,330,759 of such incentive fees are currently payable to the Advisor, as $630,020 of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

GAAP requires that the incentive fee accrual considers the cumulative aggregate unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such unrealized capital appreciation or depreciation were realized, even though such unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential incentive fee that would be payable for a given period as if all unrealized gains or losses were realized, the Company has accrued incentive fees of ($459,198) and $776,342 as of December 31, 2012 and December 31, 2011, respectively, based upon unrealized appreciation or depreciation of investments and the interest rate derivative for that period (in accordance with the terms of the investment management agreement). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. Approximately $350,000 of the accrued incentive fee for the year ended December 31, 2011 was related to unrealized appreciation on investments in periods prior to 2011. Such amounts were not material to current or to prior periods’ consolidated financial statements.

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the years ended December 31, 2012, 2011 and 2010, the Company incurred administrator expenses of $3,224,597, $2,871,778 and $1,715,694, respectively. As of December 31, 2012 and December 31, 2011, $304,491 and $338,569, respectively, was payable to the Advisor.

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Due to and from Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of December 31, 2012 and December 31, 2011, $0 and $20,597, respectively, of expenses were included in Due to affiliate on the Consolidated Statements of Assets and Liabilities.

As manager of Greenway, the Company acts as the investment adviser to Greenway and is entitled to receive certain fees. As a result, Greenway is classified as an affiliate of the Company. As of December 31,

2012 and December 31, 2011, $402,116 and $410,479 of fees related to Greenway, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Affiliated Stockholders

THL Credit Opportunities, L.P. and BDC Holdings own 6,974 and 4,047,720 shares, respectively, or 0.03% and 15.38%, respectively, of the Company’s common stock as of December 31, 2012, compared with 6,974 and 8,972,720 shares, respectively, or 0.03% and 44.38%, respectively, as of December 31, 2011.

4. Realized Gains on Investments

The Company recognized realized gains for the year s ended December 31, 2012, 2011 and 2010 of $353,199, $979,643 and $0, respectively.

5. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the years ended December 31,
	2012	2011	2010
Numerator—net increase in net assets resulting from operations:	$27,616,694	$24,135,481	$7,791,230
Denominator—basic and diluted weighted average common shares:	21,852,197	20,167,092	19,762,756
Basic and diluted net increase in net assets per common share resulting from operations:	$1.26	$1.20	$0.39

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

6. Credit Facility

On May 10, 2012, the Company entered into an amendment, or the Amendment, to its existing revolving credit agreement, or Revolving Facility, and entered into a new senior secured term loan credit facility, or Term Loan Facility, and together with the Revolving Facility, the Facilities, with ING Capital LLC.

The Amendment revised the Revolving Facility, dated March 11, 2011, to, among other things, increase the amount available for borrowing from $125,000,000 to $140,000,000; permit the Term Loan Facility; extend the maturity date from May 2014 to May 2016 (with a one year term out period beginning in May 2015); and change the non-use fee from 1.00% annually if the Company uses 50% or less of the Revolving Facility and 0.50% annually if the Company uses more than 50% of the Revolving Facility to 1.00% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility. The Amendment also changes the interest rate of the Revolving Facility from (a) Eurocurrency loans from LIBOR plus 3.50% to (i) when the facility is more than 35% drawn and the step-down condition is satisfied, LIBOR plus 3.00%, (ii) when the facility is more than 35% drawn and the step-down condition is not satisfied, LIBOR plus 3.25%, (iii) when the facility is less than or equal to 35% drawn and the step-down condition is satisfied, LIBOR plus 3.25%, and (iv) when the facility is less than or equal to 35% drawn and the step-down condition is not satisfied, LIBOR plus 3.50% and (b) alternative base rate loans based, or ABR, on the highest rate of the Prime Rate, Federal Funds Rate plus 0.5% or three month LIBOR plus 1.0% per annum to (i) when the facility is more than 35% drawn and the step-down condition is satisfied, ABR plus 2.00%, (ii) when the facility is more than 35% drawn and the step-down condition is not satisfied, ABR plus 2.25%, (iii) when the facility is less than or equal to 35% drawn and the step-down condition is satisfied, ABR plus 2.25%, and (iv) when the facility is less than or equal to 35% drawn and the step-down condition is not satisfied, ABR plus 2.50%.

The Term Loan Facility provides the Company with a $50,000,000 senior secured term loan, or Term Loan. The Term Loan expires in May 2017, bears interest at LIBOR plus 4.00% (with no LIBOR Floor) and has substantially similar terms to the Company’s existing Revolving Facility (as amended by the Amendment).

Each of the Facilities includes an accordion feature permitting the Company to expand the Facilities, if certain conditions are satisfied; provided, however, that the aggregate amount of the Facilities, collectively, is capped at $225,000,000.

The Facilities generally require payment of interest on a quarterly basis for ABR loans, and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR. All outstanding principal is due upon each maturity date. The Facilities also require a mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Facilities are subject to, among other things, a minimum borrowing/collateral base. The Facilities have certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its subsidiaries, of not less than 2.25:1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facilities (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The Facilities’ documents also include default provisions such as the failure to make timely payments under the Facilities, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Facilities, which, if not complied with, could, at the option of the lenders under the Facilities, accelerate repayment under the Facilities, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Each loan originated under the Revolving Facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facilities.

For the year ended December 31, 2012, the Company borrowed $189,900,000 and made $144,900,000 of repayments under the Facilities. For the year ended December 31, 2011, the Company borrowed $28,500,000 and made $23,500,000 of repayments under the Facilities. As of December 31, 2012 and December 31, 2011, there were $50,000,000 and $5,000,000 of borrowings outstanding at a weighted average interest rate of 4.2110% and 3.8125%, respectively. Interest expense and related fees of $3,138,276 and $1,043,070 were incurred in connection with the Facilities during the years ended December 31, 2012 and 2011, respectively.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of December 31, 2012 is in excess of 200%.

7. Interest Rate Derivative

On May 10, 2012, the Company entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC on its Term Loan Borrowing. Under the swap agreement, with a notional value of $50,000,000, the Company pays a fixed rate of 1.1425% and receives a floating rate based upon the current three-month LIBOR rate. The Company entered into the swap agreement to manage interest rate risk and not for speculative purposes.

The Company uses an income approach using a discounted cash flow methodology to value the interest rate derivative. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

The Company records the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly interest rate swap amounts are paid or received under the swap agreement, the amounts are recorded as a realized gain (loss).

The Company recognized a realized loss for the year ended December 31, 2012 of $179,581, which is reflected as interest rate derivative periodic interest payments, net on the Consolidated Statements of Operations.

For the year ended December 31, 2012, the Company recognized $1,053,221 of net unrealized depreciation from the swap agreement, which is listed under unrealized depreciation on interest rate derivative in the Consolidated Statements of Operations. As of December 31 2012, the Company’s fair value of its swap agreement is $1,053,221, which is listed as an interest rate derivative liability on the Consolidated Statements of Assets and Liabilities.

8. Offering Expenses

A portion of the net proceeds of the Company’s public equity offering of 6,095,000 shares of common stock on September 25, 2012 was used to pay offering expenses of $4,215,864. Offering costs, which include $3,435,142 of underwriter’s fees, have been charged against paid in capital in excess of par. For the year ended December 31, 2011, $327,267 of offering costs related to the Company’s shelf registration statement were incurred and are reflected in the Consolidated Statements of Assets and Liabilities. All offering costs were borne by the Company.

9. Commitments and Contingencies

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s balance sheet. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of December 31, 2012 and December 31, 2011, the Company has the following unfunded commitments to portfolio companies (in millions):

	As of
	December 31, 2012	December 31, 2011
Unfunded revolving commitments	$10,909,515	$10,425,500
Unfunded delayed draw and capital expenditure facilities	12,000,000	7,850,000
Unfunded commitments to investments in funds	3,979,986	—

Total unfunded commitments	$26,889,501	$18,275,500

10. Distributable Taxable Income

The following reconciles net increase in net assets resulting from operations to taxable income:

	For the years ended December 31,
	2012	2011
Net increase in net assets resulting from operations	$27,616,694	$24,135,481
Net change in unrealized depreciation (appreciation)	1,241,415	(2,121,321)
Provision for taxes on unrealized appreciation on investments	453,558	—
Net change in unrealized depreciation on interest rate derivative	1,053,221	—
Expenses not currently deductible and income not currently includable	996,123	814,230
Other non-deductible expenses	223,090	68,970

Taxable income before deductions for dividends paid or deemed paid	$31,584,101	$22,897,360

The above amount of 2012 taxable income before deductions for dividends is an estimate. Taxable income will be finalized before the Company files its Federal tax return in September 2013.

The tax character of distributions declared and paid in 2012 represented $28,493,313 from ordinary income, $917,830 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no affect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2012 and 2011 were $223,090 and $68,970, respectively.

At December 31, 2012 and 2011, the cost of investments for tax purposes was $391,797,012 and $263,487,213, respectively, resulting in net unrealized appreciation of $2,552,122 and $3,506,119, respectively. There was no net unrealized depreciation in the Company’s investments at December 31, 2012 and 2011. At December 31, 2012 and 2011, the Company had no net capital loss carry forwards.

11. Dividends

The Company has elected to be taxed as a regulated investment company under Subchapter M of the Code. In order to maintain its status as a regulated investment company, it is required to distribute at least 90% of its investment company taxable income. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s dividends declared and paid or to be paid on all shares:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33

On December 20, 2012, the Company’s board of directors declared a special dividend of $0.05 per share, which was paid on January 28, 2013 to stockholders of record at the close of business on December 31, 2012.

On February 27, 2013, the Company’s board of directors declared a dividend of $0.33 per share, payable on March 29, 2013 to stockholders of record at the close of business on March 15, 2013.

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. With respect to our dividends and distributions paid to stockholders during the years ended December 31, 2012 and 2011, dividends reinvested pursuant to our dividend reinvestment plan totaled $26 and $4,048,597, respectively.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders.

12. Financial Highlights

	For the years ended December 31,
	2012	2011	2010
Per Share Data:(7)
Net asset value, beginning of period	$13.24	$13.06	$12.99
Net investment income, after taxes(1)	1.38	1.04	0.31
Net change in realized gain on investments(1)	0.01	0.05	—
Net change in unrealized appreciation of investments(1)(2)	(0.06)	0.11	0.06
Provision for taxes on unrealized appreciation on investments(1)	(0.02)	—	—
Unrealized depreciation of interest rate derivative(1)	(0.06)	—	—

Net increase in net assets resulting from operations(3)	1.25	1.20	0.37
Accretive effect of share issuance	0.05	—	—
Distributions to stockholders	(1.34)	(1.02)	(0.30)

Net asset value, end of period	$13.20	$13.24	$13.06

Per share market value at end of period	$14.79	$12.21	$13.01
Total return(4)(5)	27.10%	1.87%	2.38%
Shares outstanding at end of period	26,315,202	20,220,200	19,916,107
Ratio/Supplemental Data:
Net assets at end of period	$347,484,943	$267,616,706	$260,015,769
Ratio of operating expenses to average net assets(6)	8.08%	6.18%	3.44%
Ratio of net investment income to average net assets(6)	10.39%	7.94%	3.39%
Portfolio turnover(5)	53.95%	15.43%	8.63%

(1)	Calculated based on weighted average common shares outstanding.
(2)	Net change in unrealized appreciation of investments includes the effect of rounding on a per share basis.
(3)	Includes the cumulative effect of rounding.
(4)

Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(5)	Not annualized.
(6)	Annualized.
(7)	Financial highlights for the period from May 26, 2009 (inception) through December 31, 2009 are not presented as the Company’s operations were limited to organization and offering activities only.

13. Subsequent Events

On January 31, 2013, THL Credit Greenway Fund II LLC was formed as a Delaware limited liability company. The Company has a nominal commitment in THL Credit Greenway Fund II LLC as part of a closing of the fund on February 11, 2013 and subsequently invested $1,751 on March 1, 2013.

On February 15, 2013, the Company closed on a $15,000,000 investment in Embarcadero Technologies, Inc., or Embarcadero, and subsequently sold $3,029,346 to Greenway II on March 1, 2013. Headquartered in San Francisco, CA, Embarcadero provides data management solutions to organizations.

On February 22, 2013, investments held in the SBIC, LP were transferred to the Company.

On February 27, 2013, the Company’s board of directors declared a dividend of $0.33 per share, payable on March 29, 2013 to stockholders of record at the close of business on March 15, 2013. The dividend will be paid out of net investment income earned in the period from January 1, 2013 through March 31, 2013.

On February 27, 2013, the Company’s investment management agreement was re-approved by its board of directors.

On March 1, 2013, the Company sold $15,729,427 of its investment in Gold, Inc. to Greenway II and outside co-investors.

On March 4, 2013, the Company closed on a $20,394,227 investment in Tri-Starr Management Services, Inc., or Tri-Starr. Headquartered in Portsmouth, NH, Tri-Starr is a distribution, technology and integrated third-party logistics provider.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

	March 31, 2013 (unaudited)	December 31, 2012
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $426,707,073 and $391,698,777, respectively)	$431,046,940	$394,339,072
Non-controlled, affiliated investments (cost of $11,355 and $10,062, respectively)	11,355	10,062

Total investments at fair value (cost of $426,718,428 and $391,708,839, respectively)	431,058,295	394,349,134
Cash	827,591	4,818,614
Deferred financing costs	4,803,052	3,817,044
Interest receivable	6,540,028	2,594,082
Due from affiliate	657,501	420,301
Receivable for paydown of investment	898,674	125,000
Prepaid expenses and other assets	174,829	134,319

Total assets	$444,959,970	$406,258,494

Liabilities:
Loans payable	$89,850,000	$50,000,000
Accrued incentive fees	3,258,933	3,277,937
Base management fees payable	1,523,469	1,514,422
Dividends payable	—	1,315,760
Interest rate derivative	911,473	1,053,221
Accrued expenses	713,986	739,149
Accrued credit facility fees and interest	272,977	115,013
Deferred tax liability	982,436	453,558
Accrued administrator expenses	8,454	304,491
Due to affiliate	23,186	—

Total liabilities	97,544,914	58,773,551
Net Assets:
Preferred stock, par value $.001 per share, 100,000,000 preferred shares authorized, no preferred shares issued and outstanding	—	—
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 26,315,202 shares issued and outstanding at March 31, 2013 and December 31, 2012	26,315	26,315
Paid-in capital in excess of par	343,722,878	343,722,878
Net unrealized appreciation on investments, net of provision for taxes	3,357,432	2,186,737
Net unrealized depreciation on interest rate derivative	(911,473)	(1,053,221)
Interest rate derivative periodic interest payments, net	(283,644)	(179,581)
Accumulated net realized gain	348,548	348,548
Accumulated undistributed net investment income	1,155,000	2,433,267

Total net assets	347,415,056	347,484,943

Total liabilities and net assets	$444,959,970	$406,258,494

Net asset value per share	$13.20	$13.20

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations (unaudited)

	For the three months ended March 31,
	2013	2012
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$13,889,640	$10,150,323
Other income	34,630	68,934
From non-controlled, affiliated investments:
Other income	498,363	530,334

Total investment income	14,422,633	10,749,591

Expenses:
Incentive fees	2,311,768	1,426,248
Base management fees	1,523,469	1,039,310
Credit facility interest and fees	1,094,206	452,833
Administrator expenses	888,910	823,892
Amortization of deferred financing costs	495,942	211,630
Other general and administrative expenses	235,636	177,327
Professional fees	226,917	205,678
Directors’ fees	127,375	134,875
Insurance expenses	112,660	105,810

Total expenses	7,016,883	4,577,603

Net investment income	7,405,750	6,171,988
Interest rate derivative periodic interest payments, net	(104,063)	—
Net change in unrealized appreciation on:
Non-controlled, non-affiliated investments	1,699,573	(465,010)
Non-controlled, affiliated investments	—	(632)

Net change in unrealized appreciation on investments	1,699,573	(465,642)

Provision for taxes on unrealized appreciation on investments	(528,878)	—
Net change in unrealized depreciation on interest rate derivative	141,748	—

Net increase in net assets resulting from operations	$8,614,130	$5,706,346

Net investment income per common share:
Basic and diluted	$0.28	$0.31
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.33	$0.28
Weighted average shares of common stock outstanding:
Basic and diluted	26,315,202	20,220,200

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)

	For the three months ended March 31,
	2013	2012
Increase in net assets from operations:
Net investment income	$7,405,750	$6,171,988
Interest rate derivative periodic interest payments, net	(104,063)	—
Net change in unrealized appreciation on investments	1,699,573	(465,642)
Provision for taxes on unrealized appreciation on investments	(528,878)	—
Net change in unrealized depreciation on interest rate derivative	141,748	—

Net increase in net assets resulting from operations	8,614,130	5,706,346
Distributions to stockholders	(8,684,017)	(6,874,868)
Capital share transactions:
Reinvestment of dividends	—	13

Net increase in net assets from capital share transactions	—	13

Total decrease in net assets	(69,887)	(1,168,509)
Net assets at beginning of period	347,484,943	267,616,706

Net assets at end of period	$347,415,056	$266,448,197

Common shares outstanding at end of period	26,315,202	20,220,201

Capital share activity:
Shares issued from reinvestment of dividends	—	1

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)

	For the three months ended March 31,
	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,614,130	$5,706,346
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for by operating activities:
Net change in unrealized appreciation on investments	(1,699,573)	465,642
Unrealized depreciation on interest rate derivative	(141,748)	—
Purchases of investments	(59,418,165)	(36,208,738)
Proceeds from sale and paydown of investments	25,075,614	16,662,572
(Increase) in investments due to PIK	(1,002,426)	(677,086)
Amortization of deferred financing costs	495,942	211,630
Accretion of discounts on investments and other fees	(438,280)	(752,865)
(Increase) in interest receivable	(3,945,946)	(1,180,686)
Decrease (increase) in due from affiliate	(245,511)	(1,785)
(Increase) decrease in prepaid expenses and other assets	(40,510)	(71,518)
(Decrease) in accrued expenses	(156,919)	(12,553)
Increase in accrued credit facility fees and interest	157,964	312,988
Increase in deferred tax liability	528,878	—
Increase in base management fees payable	9,047	26,262
(Decrease) in accrued administrator expenses	(296,037)	(338,569)
(Decrease) in incentive fees payable	(19,004)	(209,771)
(Decrease) increase in dividends payable	(1,315,760)	—
Increase (decrease) in due to affiliate	23,086	(20,597)

Net cash used for operating activities	(33,815,218)	(16,088,728)
Cash flows from financing activities:
Borrowings under credit facility	107,700,000	25,300,000
Repayments under credit facility	(67,850,000)	(5,800,000)
Deferred offering costs paid	—	(26,019)
Deferred financing costs paid	(1,341,788)	—
Distributions paid to stockholders	(8,684,017)	(6,874,855)

Net cash provided by financing activities	29,824,195	12,599,126

Net decrease in cash	(3,991,023)	(3,489,602)
Cash, beginning of year	4,818,614	5,572,753

Cash, end of year	$827,591	$2,083,151

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$598,800	$68,047

Non-cash financing activities:

For the three months ended March 31, 2013 and 2012, 0 shares and 1 share, respectively, of common stock were issued in connection with dividend reinvestments of $0 and $13, respectively.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)

March 31, 2013

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments—124.08% of net asset value
20-20 Technologies Inc.
Senior Secured Term Loan(4)	Business services	13.2%(5) (LIBOR + 11.00%)	9/12/12	9/12/17	$13,912,500	$13,593,314	$13,703,813

						13,593,314	13,703,813
Adirondack Park CLO Ltd.
Subordinated Notes, Residual Interest(4)	Financial services	13.7%(21)	3/27/13	4/15/24	$10,000,000	9,300,953	9,300,953

						9,300,953	9,300,953
AIM Media Texas Operating, LLC
Second Lien Loan	Media	16.0%(6)	6/21/12	6/21/17	$9,712,500	9,495,296	9,615,375
Member interest(7)(8)			6/21/12	—	0.763636	763,636	900,000

						10,258,932	10,515,375
Airborne Tactical Advantage Company, LLC
Senior Secured Note	Aerospace &	11.0%	9/7/11	3/7/16	$4,000,000	3,863,104	3,900,000
Class A Warrants(9)	defense		9/7/11	—	511,812	112,599	120,000

						3,975,703	4,020,000
C&K Market, Inc.
Senior Subordinated Note	Retail & grocery	16.0% (14.0% Cash and 2.0% PIK)	11/3/10	11/3/15	$13,649,702	13,272,427	13,376,708
Warrant for Class B			11/3/10	—	156,552	349,000	—

						13,621,427	13,376,708
Country Pure Foods, LLC
Subordinated Term Loan	Food & beverage	15.0% (12.5% Cash and 2.5% PIK)	8/13/10	2/13/16	$16,181,058	15,986,057	15,938,343

						15,986,057	15,938,343

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Connecture, Inc.
Second Lien Term Loan	Business services	12.5% (LIBOR + 11.0%)	3/18/13	7/15/18	$8,052,563	7,892,426	7,892,426

						7,892,426	7,892,426
CRS Reprocessing, LLC
Senior Secured Term Loan	Manufacturing	10.3% (LIBOR + 9.3%)	6/16/11	6/16/15	$7,957,389	7,862,096	7,897,708

						7,862,096	7,897,708
Cydcor LLC
Senior Secured Term Loan	Business services	12.3% (LIBOR + 9.8%)	9/18/12	9/17/16	$14,298,701	13,947,585	14,012,727

						13,947,585	14,012,727
Dr. Fresh, LLC
Subordinated Term Loan	Consumer products	14.0%(6) (12.0% Cash and 2.0% PIK)	5/15/12	11/15/17	$14,228,833	13,973,383	14,157,689

						13,973,383	14,157,689
Duff & Phelps Corporation
Tax Receivable Agreement Payment Rights(11)	Financial services	16.8%(12)	6/1/12	12/31/29	—	12,261,736	12,261,736

						12,261,736	12,261,736
Embarcadero Technologies, Inc.
First Lien Term Loan	Business services	10.5% (LIBOR + 6.75%)(5)	2/15/13	12/28/17	$11,821,021	11,647,442	11,647,442

						11,647,442	11,647,442
Express Courier International, Inc.
Secured Subordinated Term Loan	Business services	15.0% (PIK) (13)	1/17/12	7/17/16	$7,663,957	7,549,413	6,514,363

						7,549,413	6,514,363

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

(Continued on next page)

See accompanying notes to these consolidated financial statements.

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Firebirds International, LLC
Senior Secured Term Loan	Restaurants	10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	$8,200,000	8,087,482	8,241,000
Senior Secured Revolving Loan(14) (15)		10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	—	(62,506)	—
Common stock(9)			5/17/11	—	1,906	190,600	230,000

						8,215,576	8,471,000
Food Processing Holdings, LLC
Senior Subordinated Note(6)(16)	Food & beverage	15.0% (12.0% Cash and 3.0% PIK)	2/28/12	8/28/17	$13,952,446	13,836,346	13,533,872
Class A Units(9)			4/20/10	—	162.44	163,268	181,000
Class B Units(9)			4/20/10	—	406.09	408,161	150,000

						14,407,775	13,864,872
Gold, Inc.
Subordinated Term Loan	Consumer products	15.0%(6) (13.0% Cash and 2.0% PIK)	12/31/12	12/31/17	$18,570,573	18,212,592	18,212,592

						18,212,592	18,212,592
Gryphon Partners 3.5, L.P.
Partnership interest	Financial services		11/20/12	12/21/18	—	1,195,014	1,899,782

						1,195,014	1,899,782
Harrison Gypsum, LLC
Senior Secured Term Loan	Industrials	10.5%(6)(LIBOR + 8.5% and 0.5% PIK)	12/21/12	12/21/17	$25,130,094	24,769,935	24,769,935

						24,769,935	24,769,935
Hart InterCivic, Inc.
Senior Secured Term Loan	Election services	10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	$8,774,769	8,650,386	8,643,147
Senior Secured Revolving Loan(10)(15)		10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	—	(38,982)	—

						8,611,404	8,643,147

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
HEALTHCAREfirst, Inc.
Senior Secured Term Loan	Business services	11.5%(5) (LIBOR + 10.0%)	8/31/12	8/30/17	$9,750,000	9,483,509	9,457,500

						9,483,509	9,457,500
IMDS Corporation
Subordinated Term Loan	Healthcare, device manufacturing	15.5%(6)) (12.5% Cash and 3.0% PIK)	5/2/12	11/2/17	$13,365,594	13,077,409	12,496,830

						13,077,409	12,496,830
Jefferson Management Holdings, LLC
Member interest(7)(8)	Healthcare, dental services	N/A	4/20/10	—	1,393	1,393,309	1,270,000

						1,393,309	1,270,000
LCP Capital Fund LLC
Member interest(8)(17)(18)	Financial services	12.6%(19)	4/20/10	2/15/15	$8,354,033	8,354,033	8,354,033

						8,354,033	8,354,033
Loadmaster Derrick & Equipment, Inc.
Senior Secured Term Loan	Energy / Utilities	9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	$9,709,456	9,471,611	9,471,611
Senior Secured Revolving Loan(10)		9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	$290,485	290,485	290,485
Senior Secured Delayed Draw Term Loans		9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	—	—	—

						9,762,096	9,762,096
Martex Fiber Southern Corp.
Subordinated Term Loan	Textiles	13.5%(6) (12.0% Cash and 1.5% PIK)	4/30/12	10/31/19	$8,788,634	8,668,182	8,612,861

						8,668,182	8,612,861

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

(Continued on next page)

See accompanying notes to these consolidated financial statements.

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Octagon Income Note XIV, Ltd.
Income Notes, Residual Interest(4)	Financial Services	15.5%(20)	12/19/12	1/15/24	$10,000,000	9,422,449	9,422,449

						9,422,449	9,422,449
OEM Group, Inc.
Senior Secured Note	Manufacturing	15.0%(6) (12.5% Cash and 2.5% PIK)	10/7/10	10/7/15	$14,875,903	14,621,855	13,685,831
Warrant for Common						—	—

						14,621,855	13,685,831
Pinnacle Operating Corporation
Senior Secured Term Loan	Chemicals	11.5% (LIBOR + 10.3%)	11/26/12	5/15/19	$10,000,000	9,526,706	9,700,000

						9,526,706	9,700,000
SeaStar Solutions (f.k.a. Marine Acquisition Corp)
Senior Subordinated Note	Manufacturing	13.5%(6)	9/18/12	5/18/17	$16,500,000	16,160,753	16,335,000

						16,160,753	16,335,000
Sheplers, Inc.
Senior Secured (2nd lien) Term Loan(7)	Retail & grocery	13.2% (LIBOR + 11.65%)	12/20/11	12/20/16	$11,426,463	11,192,593	11,197,934
Mezzanine Loan(7)		17.0% (10.0% Cash and 7.0% PIK)	12/20/11	12/20/17	$1,807,479	1,779,333	1,780,367

						12,971,926	12,978,301
Sheridan Square CLO, Ltd
Subordinated Notes, Residual Interest(4)	Financial services	13.2%(22)	3/12/13	4/15/25	$6,851,000	6,715,407	6,715,407

						6,715,407	6,715,407

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Surgery Center Holdings, Inc.
Senior Subordinated Note	Healthcare,	15.0%	4/20/10	8/4/17	$18,772,751	18,418,926	19,335,933
Member interest(8)(9)	ambulatory surgery centers				469,673	469,673	2,000,000

						18,888,599	21,335,933
The Studer Group, L.L.C.
Senior Subordinated Note	Healthcare, consulting	14.0% (12.0% Cash and 2.0% PIK)	9/29/11	3/29/17	$12,518,145	12,323,557	12,518,145

						12,323,557	12,518,145
Trinity Services Group, Inc.
Senior Subordinated Note	Food & beverage	13.5%(6) (12.0% Cash and 1.5% PIK)	3/29/12	9/29/17	$14,196,437	14,014,308	14,125,454

						14,014,308	14,125,454
Tri Starr Management Services, Inc.
Senior Subordinated Note	Business services	15.0%(6) (12.5% Cash and 2.5% PIK)	3/4/13	3/4/19	$20,433,882	20,029,321	20,029,321

						20,029,321	20,029,321
Vision Solutions, Inc.
Second Lien Term Loan	Business services	9.5% (LIBOR + 8.0%)	3/31/11	7/23/17	$11,625,000	11,550,567	11,625,000

						11,550,567	11,625,000
Washington Inventory Service
Senior Secured Term Loan	Business services	10.3% (LIBOR + 9.0%)	12/27/12	6/20/19	$11,000,000	10,841,625	10,890,000

						10,841,625	10,890,000

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
YP Intermediate Holdings Corp.
Senior Secured Term Loan	Media, advertising	15.0% (12.0% Cash and 3.0% PIK)	5/8/12	5/8/17	$1,657,168	1,618,606	1,657,168
Warrant for Member interest(7)(8)						93	2,975,000

						1,618,699	4,632,168

Non-controlled/non-affiliated investments—124.08% of net asset value						$426,707,073	$431,046,940
Non-controlled/affiliated investments—0.00% of net asset value
THL Credit Greenway Fund LLC
Member interest(8)(18)	Financial services		1/27/11	1/14/21	—	10,024	10,024

						10,024	10,024
THL Credit Greenway Fund II LLC
Member interest(8)(18)	Financial services		3/1/13		—	1,331	1,331

						1,331	1,331

Total investments—124.08% of net asset value						$426,718,428	$431,058,295

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)—(Continued)

March 31, 2013

Derivative Instruments
Counterparty	Instrument	Interest Rate	Expiration Date	# of Contracts	Notional	Cost	Fair Value
ING Capital Markets, LLC	Interest Rate Swap – Pay Fixed/Receive Floating	1.1425% /LIBOR	5/10/17	1	$50,000,000	$—	$(911,473)

Total derivative instruments—(0.26)% of net asset value						$—	$(911,473)

(1)	All debt investments are income-producing. Equity and member interests are non-income-producing unless otherwise noted.
(2)	Variable interest rate investments bear interest in reference to LIBOR or ABR, which reset monthly or quarterly, subject to interest rate floors. Unless otherwise noted, for each debt investment we have provided the interest rate in effect as of March 31, 2013.
(3)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(4)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(5)	Unitranche investment; yield reflected represents the effective yield earned on the investment.
(6)	At the option of the issuer, interest can be paid in cash or cash and PIK
(7)	Interest held by a wholly owned subsidiary of THL Credit, Inc.
(8)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(9)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(10)	Issuer pays 0.5% unfunded commitment fee on facility.
(11)	Publicly-traded company with a market capitalization in excess of $250 million at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(12)	Income-producing security with no stated coupon; yield from initial investment through March 31, 2013 was approximately 16.8%.
(13)	Issuer will pay 15% PIK until April 1, 2013, 13.0% cash interest thereafter.
(14)	Issuer pays 0.25% unfunded commitment fee on revolving loan quarterly.
(15)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(16)	Interest held in companies related to the portfolio company.
(17)	The Company’s investment in LCP Capital Fund LLC is in the form of membership interests and its contributed capital is maintained in a collateral account held by a custodian and acts as collateral for certain credit default swaps for the Series 2005-1 equity interest. See Note 2 in the Notes to the Consolidated Financial Statements.
(18)	Non-registered investment company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(19)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 12.6%.
(20)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 15.5%.
(21)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 13.7%.
(22)	Income producing security with no stated coupon; cash yield for the three months ended March 31, 2013 was approximately 13.2%.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/non-affiliated investments—113.49% of net asset value
20-20 Technologies Inc.
Senior Secured Term Loan(4)	Business services	13.2%(5) (LIBOR + 11.00%)	9/12/12	9/12/17	$14,000,000	$13,665,832	$13,665,832

						13,665,832	13,665,832
AIM Media Texas Operating, LLC
Second Lien Loan	Media	16.0%(6)	6/21/12	6/21/17	$9,975,000	9,742,841	9,775,500
Member interest(7)(8)			6/21/12	—	0.763636	763,636	763,636

						10,506,477	10,539,136
Airborne Tactical Advantage Company, LLC
Senior Secured Note	Aerospace & defense	11.0%	9/7/11	3/7/16	$4,000,000	3,853,669	3,900,000
Class A Warrants(9)			9/7/11	—	511,812	112,599	120,000
Senior Secured Delayed Draw Term Loans(10)		11.0%	9/7/11	3/7/13	—	—	—

						3,966,268	4,020,000
C&K Market, Inc.
Senior Subordinated Note	Retail & grocery	16.0% (14.0% Cash and 2.0% PIK)	11/3/10	11/3/15	$13,581,793	13,176,297	13,479,930
Warrant for Class B			11/3/10	—	156,552	349,000	350,000

						13,525,297	13,829,930
Country Pure Foods, LLC
Subordinated Term Loan	Food & beverage	15.0% (12.5% Cash and 2.5% PIK)	8/13/10	2/13/16	$16,079,445	15,871,240	15,757,856

						15,871,240	15,757,856

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
CRS Reprocessing, LLC
Senior Secured Term Loan	Manufacturing	10.3% (LIBOR + 9.3%)	6/16/11	6/16/15	$8,437,945	8,326,829	8,374,660

						8,326,829	8,374,660
Cydcor LLC
Senior Secured Term Loan	Business services	12.3% (LIBOR + 9.8%)	9/18/12	9/17/16	$14,649,351	14,269,640	14,269,640

						14,269,640	14,269,640
Dr. Fresh, LLC
Subordinated Term Loan	Consumer products	14.0%(6) (12.0% Cash and 2.0% PIK)	5/15/12	11/15/17	$14,158,043	13,892,964	13,945,673

						13,892,964	13,945,673
Duff & Phelps Corporation
Tax Receivable Agreement Payment Rights(11)	Financial services	16.4%(12)	6/1/12	12/31/29	—	12,261,736	12,261,736

						12,261,736	12,261,736
Express Courier International, Inc.
Secured Subordinated Term Loan	Business services	15.0%(PIK) (13)	1/17/12	7/17/16	$7,478,972	7,358,487	6,357,126

						7,358,487	6,357,126
Firebirds International, LLC
Senior Secured Term Loan	Restaurants	10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	$8,200,000	8,080,047	8,200,000
Senior Secured Revolving Loan(14) (15)		10.5% (LIBOR + 9.0%)	5/17/11	5/17/16	—	(67,433)	—
Common stock(9)			5/17/11	—	1,906	190,600	215,000

						8,203,214	8,415,000

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Food Processing Holdings, LLC
Senior Subordinated Note(6)(16)	Food & beverage	15.0% (12.0% Cash and 3.0% PIK)	2/28/12	8/28/17	$13,847,436	13,726,839	13,397,394
Class A Units(9)			4/20/10	—	162.44	163,268	181,000
Class B Units(9)			4/20/10	—	406.09	408,161	150,000

						14,298,268	13,728,394
Gold, Inc.
Subordinated Term Loan	Consumer products	15.0%(6) (13.0% Cash and 2.0% PIK)	12/31/12	12/31/17	$36,800,000	36,064,283	36,064,283

						36,064,283	36,064,283
Gryphon Partners 3.5, L.P.
Partnership interest	Financial services		11/20/12	12/21/18	—	1,195,014	1,895,014

						1,195,014	1,895,014
Harrison Gypsum, LLC
Senior Secured Term Loan	Industrials	10.5%(6)(LIBOR + 8.5% and 0.5% PIK)	12/21/12	12/21/17	$25,380,000	25,001,091	25,001,091

						25,001,091	25,001,091
Hart InterCivic, Inc.
Senior Secured Term Loan	Election services	10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	$9,594,834	9,450,127	9,498,885
Senior Secured Revolving Loan(10)(15)		10.5% (LIBOR + 9.0%)	7/1/11	7/1/16	—	(41,938)	—

						9,408,189	9,498,885
HEALTHCAREfirst, Inc.
Senior Secured Term Loan	Business services	11.5%(5) (LIBOR + 10.0%)	8/31/12	8/30/17	$9,875,000	9,593,834	9,593,834

						9,593,834	9,593,834

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
IMDS Corporation
Subordinated Term Loan	Healthcare, device manufacturing	15.5%(6)) (12.5% Cash and 3.0% PIK)	5/2/12	11/2/17	$13,266,098	12,967,476	12,403,802

						12,967,476	12,403,802
Jefferson Management Holdings, LLC
Member interest(7)(8)	Healthcare, dental services	N/A	4/20/10	—	1,393	1,393,309	1,388,500

						1,393,309	1,388,500
LCP Capital Fund LLC
Member interest(8)(17)(18)	Financial services	16.2%(19)	4/20/10	2/15/15	$8,354,033	8,354,033	8,354,033

						8,354,033	8,354,033
Loadmaster Derrick & Equipment, Inc.
Senior Secured Term Loan	Energy / Utilities	9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	$9,709,456	9,461,653	9,461,653
Senior Secured Revolving Loan(10)		9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	$290,485	290,485	290,485
Senior Secured Delayed Draw Term Loans		9.3% (LIBOR + 8.3%)	9/28/12	9/28/17	—	—	—

						9,752,138	9,752,138
Marine Acquisition Corp. (Teleflex Marine)
Senior Subordinated Note	Manufacturing	13.5%(6)	9/18/12	5/18/17	$16,500,000	16,145,801	16,170,000

						16,145,801	16,170,000
Martex Fiber Southern Corp.
Subordinated Term Loan	Textiles	13.5%(6) (12.0% Cash and 1.5% PIK)	4/30/12	10/31/19	$8,755,800	8,632,700	8,580,684

						8,632,700	8,580,684

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Octagon Income Note XIV, Ltd.
Income Notes, Residual Interest(4)	Financial Services	15.5%(20)	12/19/12	1/15/24	$10,000,000	9,400,000	9,400,000

						9,400,000	9,400,000
OEM Group, Inc.
Senior Secured Note	Manufacturing	15.0%(6) (12.5% Cash and 2.5% PIK)	10/7/10	10/7/15	$14,783,506	14,509,705	13,600,826
Warrant for Common						—	—

						14,509,705	13,600,826
Pinnacle Operating Corporation
Senior Secured Term Loan	Chemicals	11.5% (LIBOR + 10.3%)	11/26/12	5/15/19	$10,000,000	9,507,630	9,507,630

						9,507,630	9,507,630
Sheplers, Inc.
Senior Secured (2nd lien) Term Loan(7)	Retail & grocery	13.2% (LIBOR + 11.65%)	12/20/11	12/20/16	$11,426,463	11,181,930	11,369,331
Mezzanine Loan(7)		17.0% (10.0% Cash and 7.0% PIK)	12/20/11	12/20/17	$1,776,476	1,747,347	1,767,593

						12,929,277	13,136,924
Surgery Center Holdings, Inc.
Senior Subordinated Note	Healthcare,	15.0%	4/20/10	8/4/17	$18,772,751	18,404,850	18,960,478
Member interest(8)(9)	ambulatory surgery centers				469,673	469,673	1,850,000

						18,874,523	20,810,478
The Studer Group, L.L.C.
Senior Subordinated Note	Healthcare, consulting	14.0% (12.0% Cash and 2.0% PIK)	9/29/11	3/29/17	$12,454,488	12,251,181	12,361,080

						12,251,181	12,361,080

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Trinity Services Group, Inc.
Senior Subordinated Note	Food & beverage	13.5%(6) (12.0% Cash and 1.5% PIK)	3/29/12	9/29/17	$14,143,399	13,954,176	14,072,682

						13,954,176	14,072,682
Vision Solutions, Inc.
Second Lien Term Loan	Business services	9.5% (LIBOR + 8.0%)	3/31/11	7/23/17	$11,625,000	11,547,123	11,625,000

						11,547,123	11,625,000
Washington Inventory Service
Senior Secured Term Loan	Business services	10.3% (LIBOR + 9.0%)	12/27/12	6/20/19	$11,000,000	10,835,379	10,835,379

						10,835,379	10,835,379
YP Intermediate Holdings Corp.
Senior Secured Term Loan	Media, advertising	15.0% (12.0% Cash and 3.0% PIK)	5/8/12	5/8/17	$3,321,826	3,235,570	3,321,826
Warrant for Member interest(7)(8)						93	1,800,000

						3,235,663	5,121,826

Non-controlled/non-affiliated investments—113.49% of net asset value						$391,698,777	$394,339,072

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

Portfolio company/Type of Investment(1)	Industry	Yield(2)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(3) No. of Shares / No. of Units	Cost	Fair Value
Non-controlled/affiliated investment—0.00% of net asset value
THL Credit Greenway Fund LLC
Member interest(8)(18)	Financial services		1/27/11	1/14/21	—	10,062	10,062

						10,062	10,062

Total investments—113.49% of net asset value						$391,708,839	$394,349,134

Derivative Instruments
Counterparty	Instrument	Interest Rate	Expiration Date	# of Contracts	Notional	Cost	Fair Value
ING Capital Markets, LLC	Interest Rate Swap – Pay Fixed/Receive Floating	1.1425% /LIBOR	5/10/17	1	$50,000,000	$—	$(1,053,221)

Total derivative instruments—(0.30)% of net asset value						$—	$(1,053,221)

(1)	All debt investments are income-producing. Equity and member interests are non-income-producing unless otherwise noted.
(2)	Variable interest rate investments bear interest in reference to LIBOR or ABR, which reset monthly or quarterly, subject to interest rate floors. Unless otherwise noted, for each debt investment we have provided the interest rate in effect as of December 31, 2012.
(3)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(4)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(5)	Unitranche investment; yield reflected represents the effective yield earned on the investment.
(6)	At the option of the issuer, interest can be paid in cash or cash and PIK
(7)	Interest held by a wholly owned subsidiary of THL Credit, Inc.
(8)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(9)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(10)	Issuer pays 0.5% unfunded commitment fee on facility.
(11)	Publicly-traded company with a market capitalization in excess of $250 million at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(12)	Income-producing security with no stated coupon; yield from initial investment through December 31, 2012 was approximately 16.4%.
(13)	Issuer will pay 15% PIK until April 1, 2013, 13.0% cash interest thereafter.
(14)	Issuer pays 0.25% unfunded commitment fee on revolving loan quarterly.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2012

(15)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(16)	Interest held in companies related to the portfolio company.
(17)	The Company’s investment in LCP Capital Fund LLC is in the form of membership interests and its contributed capital is maintained in a collateral account held by a custodian and acts as collateral for certain credit default swaps for the Series 2005-1 equity interest. See Note 2 in the Notes to the Consolidated Financial Statements.
(18)	Non-registered investment company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.
(19)	Income producing security with no stated coupon; cash yield for the three months ended December 31, 2012 was approximately 16.2%.
(20)	Income producing security with no stated coupon; cash yield for the three months ended December 31, 2012 was approximately 15.5%.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2013

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or the Code, as amended. In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of middle-market companies.

The Company was initially funded on July 23, 2009, issuing 6,700 shares of common stock at an aggregate purchase price of $100,500 to THL Credit Opportunities, L.P., an affiliate of THL Credit Advisors LLC, or the Advisor. While the Company incurred certain costs in connection with an anticipated initial public offering, which ultimately would have been borne by the Advisor had the offering not closed; the Company did not formally commence principal operations until the completion of the offering on April 21, 2010, as described below.

On April 20, 2010, in anticipation of completing an initial public offering and formally commencing principal operations, the Company entered into a purchase and sale agreement with THL Credit Opportunities, L.P. and THL Credit Partners BDC Holdings, L.P., or BDC Holdings, an affiliate of the Company, to effectuate the sale by THL Credit Opportunities, L.P. to the Company of certain securities valued at $62,107,449, as determined by the Company’s board of directors, and on the same day issued 4,140,496 shares of common stock to BDC Holdings valued at $15.00 per share, pursuant to such agreement, in exchange for the aforementioned securities. Subsequently, the Company filed an election to be regulated as a BDC.

On April 21, 2010, the Company completed its initial public offering, formally commencing principal operations, and sold 9,000,000 shares of its common stock through a group of underwriters at a price of $13.00 per share, less an underwriting discount and commissions totaling $0.8125 per share. Concurrently, the Company sold 6,307,692 shares of its common stock to BDC Holdings at $13.00 per share, the sale of which was not subject to an underwriting discount and commission. On April 27, 2010, the Company closed the sale of the aforementioned 15,307,692 shares and received $190,683,947 of net proceeds, which includes an underwriting discount and offering expenses.

On May 26, 2010, the underwriters exercised their over-allotment option under the underwriting agreement and elected to purchase an additional 337,000 shares of common stock at $13.00 per share resulting in additional net proceeds of $3,891,850, which includes an underwriting discount and offering expenses.

On September 25, 2012, the Company closed a public equity offering selling 6,095,000 shares of its common stock through a group of underwriters at a price of $14.09 per share, less an underwriting discount and offering expenses, and received $81,656,591 in proceeds.

The Company has established wholly owned subsidiaries, THL Credit AIM Media Holdings Inc., THL Credit Holdings, Inc. and THL Credit YP Holdings Inc, which are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Tax blockers are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

THL Credit SBIC, LP, or SBIC LP, and its general partner, THL Credit SBIC GP, LLC, or SBIC GP, were organized in Delaware on August 25, 2011 as a limited partnership and limited liability company, respectively. On January 16, 2013, the Company withdrew its application with the Investment Division of the U.S. Small Business Administration, or SBA, to license a small business investment company, or SBIC. Both the SBIC LP and SBIC GP remain consolidated wholly owned subsidiaries of the Company.

2. Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair presentation of financial statements for interim period included herein. The current period’s results of operations are not necessarily indicative of the operating results to be expected for the period ended December 31, 2013. The financial results of our portfolio companies are not consolidated in the financial statements. The accounting records of the Company are maintained in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at several financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of March 31, 2013 and December 31, 2012.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the term of the credit facilities.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective.

Interest Rate Derivative

The Company recognizes derivatives as either interest rate derivative assets or liabilities at fair value on its Consolidated Statements of Assets and Liabilities with valuation changes and interest rate payments recorded as net change in unrealized appreciation (depreciation) on interest rate derivative and interest rate derivative periodic interest payments, net, respectively, on the Consolidated Statements of Operations. See also the disclosure in Note 7, Interest Rate Derivative.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 6, Credit Facility.

Valuation of Investments

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available, are valued at fair value as determined in good faith by the Company’s board of directors. Because we expect that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, the Company’s board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms engaged by the Company conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firm, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors. For debt investments, the Company determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

The Company values its interest rate derivative agreement using an income approach that analyzes the discounted cash flows associated with the interest rate derivative agreement. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

The Company values its residual interest investments in collateralized loan obligations using an income approach that analyzes the discounted cash flows of our residual interest. Significant inputs to the discounted cash flows methodology include the risk associated with the underlying investments and the expected term of the collateralized loan obligation.

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity and enterprise values, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Investment Risk

The value of investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, the Company’s ability to dispose of investments at a price and time that the Company deems advantageous may be impaired. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Consolidated Statements of Assets and Liabilities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

The following is a summary of the industry classification in which the Company invests as of March 31, 2013:

Industry:	Cost	Fair Value	% of Net Assets
Aerospace & defense	$3,975,703	$4,020,000	1.16%
Business services	106,535,202	105,772,592	30.44%
Chemicals	9,526,706	9,700,000	2.79%
Consumer products	32,185,975	32,370,281	9.32%
Election services	8,611,404	8,643,147	2.49%
Energy / Utilities	9,762,096	9,762,096	2.81%
Financial services	47,260,947	47,965,715	13.81%
Food & beverage	44,408,140	43,928,669	12.64%
Healthcare, ambulatory surgery centers	18,888,599	21,335,933	6.14%
Healthcare, consulting	12,323,557	12,518,145	3.60%
Healthcare, dental services	1,393,309	1,270,000	0.37%
Healthcare, device manufacturing	13,077,409	12,496,830	3.60%
Industrials	24,769,935	24,769,935	7.13%
Manufacturing	38,644,704	37,918,539	10.91%
Media	10,258,932	10,515,375	3.03%
Media, advertising	1,618,699	4,632,168	1.33%
Restaurants	8,215,576	8,471,000	2.44%
Retail & grocery	26,593,353	26,355,009	7.59%
Textiles	8,668,182	8,612,861	2.48%

Total investments	$426,718,428	$431,058,295	124.08%

The following is a summary of the geographical concentration of our investment portfolio as of March 31, 2013:

Region:	Cost	Fair Value	% of Net Assets
International	$13,593,314	$13,703,813	3.94%
Midwest	70,356,767	70,499,278	20.29%
Northeast	74,763,436	74,708,115	21.50%
Northwest	13,621,427	13,376,708	3.85%
Southeast	100,282,432	104,944,031	30.22%
Southwest	72,732,844	71,381,118	20.55%
West	81,368,208	82,445,232	23.73%

Total investments	$426,718,428	$431,058,295	124.08%

The following is a summary of the industry classification in which the Company invests as of December 31, 2012:

Industry:	Cost	Fair Value	% of Net Assets
Aerospace & defense	$3,966,268	$4,020,000	1.16%
Business services	67,270,295	66,346,811	19.09%
Chemicals	9,507,630	9,507,630	2.74%
Consumer products	49,957,247	50,009,956	14.39%
Election services	9,408,189	9,498,885	2.73%
Energy / Utilities	9,752,138	9,752,138	2.81%
Financial services	31,220,845	31,920,845	9.19%
Food & beverage	44,123,684	43,558,932	12.54%
Healthcare, ambulatory surgery centers	18,874,523	20,810,478	5.99%
Healthcare, consulting	12,251,181	12,361,080	3.56%
Healthcare, dental services	1,393,309	1,388,500	0.40%
Healthcare, device manufacturing	12,967,476	12,403,802	3.57%
Industrials	25,001,091	25,001,091	7.19%
Manufacturing	38,982,335	38,145,486	10.98%
Media	10,506,477	10,539,136	3.03%
Media, advertising	3,235,663	5,121,826	1.47%
Restaurants	8,203,214	8,415,000	2.42%
Retail & grocery	26,454,574	26,966,854	7.76%
Textiles	8,632,700	8,580,684	2.47%

Total investments	$391,708,839	$394,349,134	113.49%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2012:

Region:	Cost	Fair Value	% of Net Assets
International	$13,665,832	$13,665,832	3.93%
Midwest	62,866,981	63,033,274	18.14%
Northeast	38,658,531	38,606,515	11.11%
Northwest	13,525,297	13,829,930	3.98%
Southeast	101,401,548	104,146,354	29.98%
Southwest	73,786,247	72,432,240	20.84%
West	87,804,403	88,634,989	25.51%

Total investments	$391,708,839	$394,349,134	113.49%

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of March 31, 2013:

Description:	Fair Value	Level 1	Level 2	Level 3
First lien secured debt	$112,035,368	$—	$—	$112,035,368
Second lien debt	76,263,734	—	—	76,263,734
Subordinated debt	186,967,478	—	—	186,967,478
Investments in funds	10,265,170	—	—	10,265,170
Equity investments	7,826,000	—	—	7,826,000
Investment in payment rights	12,261,736	—	—	12,261,736
CLO residual interests	25,438,809			25,438,809

Total investments	$431,058,295	$—	$—	$431,058,295

Interest rate derivative	(911,743)	—	(911,743)	—

Total liability at fair value	$(911,743)	$—	$(911,743)	$—

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2012:

Description:	Fair Value	Level 1	Level 2	Level 3
First lien secured debt	$102,256,080	$—	$—	$102,256,080
Second lien debt	70,035,492	—	—	70,035,492
Subordinated debt	183,318,581	—	—	183,318,581
Investments in funds	10,259,109	—	—	10,259,109
Equity investments	6,818,136	—	—	6,818,136
Investment in payment rights	12,261,736	—	—	12,261,736
CLO residual interest	9,400,000			9,400,000

Total investments	$394,349,134	$—	$—	$394,349,134

Interest rate derivative	(1,053,221)	—	(1,053,221)	—

Total liability at fair value	$(1,053,221)	$—	$(1,053,221)	$—

The following table rolls forward the changes in fair value during the three months ended March 31, 2013 for investments classified within Level 3:

	First lien secured debt	Second lien debt	Subord inated debt	Investments in funds	Equity investments	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2013	$102,256,080	$70,035,492	$183,318,581	$10,259,109	$6,818,136	$12,261,736	$9,400,000	$394,349,134
Purchases	15,525,000	7,891,512	19,986,342	1,331	—	—	16,013,980	59,418,165
Sales and repayments	(6,032,834)	(1,951,578)	(17,864,833)	(38)	—	—	—	(25,849,283)
Unrealized appreciation (depreciation)(1)	97,664	48,746	540,531	4,768	1,007,864	—	—	1,699,573
Net amortization of premiums, discounts and fees	153,839	122,748	136,864	—	—	—	24,829	438,280
PIK	35,619	116,814	849,993	—	—	—	—	1,002,426

Ending balance, March 31, 2013	$112,035,368	$76,263,734	$186,967,478	$10,265,170	$7,826,000	$12,261,736	$25,438,809	$431,058,295

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$97,664	$48,746	$540,531	$4,768	$1,007,864	$—	$—	$1,699,573

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following table rolls forward the changes in fair value during the three months ended March 31, 2012 for investments classified within Level 3:

	First lien debt	Second lien debt	Subordinated debt	Investments in funds	Equity investments	Totals
Beginning balance, January 1, 2012	$89,488,235	$60,124,938	$101,841,744	$12,011,496	$3,526,919	$266,993,332
Purchases	2,586,250	—	33,620,500	1,988	—	36,208,738
Sales and repayments	(315,521)	(3,777,778)	(12,569,273)	—	—	(16,662,572)
Unrealized appreciation (depreciation)(1)	(32,376)	91,612	(478,437)	(632)	(45,809)	(465,642)
Net amortization of premiums, discounts and fees	103,461	98,757	550,647	—	—	752,865
PIK	60,977	91,086	525,023	—	—	677,086

Ending balance, March 31, 2012	$91,891,026	$56,628,615	$123,490,204	$12,012,852	$3,481,110	$287,503,807

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$(32,376)	$91,612	$(40,467)	$(632)	$(45,809)	$(27,672)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following provides quantitative information about Level 3 fair value measurements as of March 31, 2013:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average) (1)
First lien secured debt	$112,035,368	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 13% (12%)
Second lien debt	76,263,734	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14% - 15% (14%)
Subordinated debt	186,967,478	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	15% - 17% (16%)
Investments in funds	10,265,170	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12%
		Net asset value, as a practical expedient	Net asset value	N/A

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average) (1)
Equity investments	7,826,000	Market comparable companies (market approach)	EBITDA multiple	4.6 – 5.2 (4.9)
Investment in payment rights(2)	12,261,736	Discounted cash flows (income approach)	Weighted average cost of capital (WACC) and federal tax rates	17%
CLO residual interests	25,438,809	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14%

Total investments	$431,058,295

(1)	Ranges were determined using a weighted average based upon the fair value of the investments in each investment category.
(2)	Investment in a tax receivable agreement, or TRA, payment rights

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds, payment rights and CLO residual interests is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including federal tax rates, in its analysis. In the case of the TRA and CLO residual interests, the Company considers the risk associated with the underlying investments and the expected term of the investment. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments is the EBITDA multiple, or the Multiple. Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, the Company invested in a TRA that entitles it to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to the Company and entitles the Company to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, the Company is entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that the Company is entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 17 years. Pursuant to the TRA, the Company maintains the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, the Company will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation than all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, the Company has chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. The valuation will be based principally on a discounted cash flow analysis of projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of Duff & Phelps and the length of the remaining payment stream

Investment in Funds

The Company does not have the ability to redeem its investment in funds but distributions are expected to be received until the dissolution of the funds, which is anticipated to be between 2013 and 2021, as the underlying investments are expected to be liquidated.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway has $150,000,000 of capital committed by affiliates of a single institutional investor, and is managed by the Company through the investment professionals that serve on the Company’s investment committee. The Company’s capital commitment to Greenway is $15,000. As of March 31, 2013, and December 31, 2012, all of the capital had been called by Greenway. As of March 31, 2013 and December 31, 2012, the value of the Company’s interest in Greenway was $10,024 and $10,062, respectively, and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway, the Company acts as the investment adviser to Greenway and is entitled to receive certain fees. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2013 and 2012, the Company earned $474,035 and $530,334 in fees related to Greenway, respectively, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013 and December 31, 2012, $500,356 and $402,116 of fees related to Greenway, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II, was formed as a Delaware limited liability company. Greenway II, is a portfolio company of the Company. Greenway II is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II operates under a limited liability agreement dated February 11, 2013. Greenway II will continue in existence for eight years from the final closing date, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway II has a two year investment period.

Greenway II had its first closing on February 11, 2013, of which the Company had a nominal commitment. Greenway II is managed by the Company through the investment professionals that serve on the Company’s investment committee. As of March 31, 2013, the value of the Company’s interest in Greenway was $1,331 and is reflected in the Consolidated Schedules of Investments.

As manager of Greenway II, the Company acts as the investment adviser to Greenway II and is entitled to receive certain fees. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2013, the Company earned $24,328 in fees related to Greenway II, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2013, $24,328 of fees related to Greenway II, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invests in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

LCP Capital Fund LLC

The Company has invested in a membership interest of LCP Capital Fund LLC, or LCP, a private investment company that was organized to participate in investment opportunities that arise when a special purpose entity, or SPE, or sponsor thereof, needs to raise capital to achieve ratings, regulatory, accounting, tax, or other objectives. LCP is a closed investment vehicle which provides for no liquidity or redemption options and is not readily marketable. LCP is managed by an unaffiliated third party. As of March 31, 2013 and December 31, 2012, the Company has contributed $12,000,000 of capital in the form of membership interests in LCP, which is invested in an underlying SPE referred to as Series 2005-01. On May 1, 2012, the Company received $3,645,967 in connection with a reduction in its commitment pursuant to the governing documents, which is related to the notional amount of the underlying credit default swaps. The Company’s exposure is limited to the amount of its remaining contributed capital. As of March 31, 2013, the value of the Company’s interest in LCP was $8,354,033, and is reflected in the Consolidated Schedules of Investments.

The Company’s contributed capital in LCP is maintained in a collateral account held by a third-party custodian, who is neither affiliated with the Company nor with LCP, and acts as collateral on certain credit default swaps for the Series 2005-01 for which LCP receives fixed premium payments throughout the year, adjusted for expenses incurred by LCP. The SPE purchases assets on a non-recourse basis and LCP agrees to reimburse the SPE up to a specified amount for potential losses. LCP holds the contributed cash invested for an SPE transaction in a segregated account that secures the payment obligation of LCP. The Company expects to receive distributions from LCP on a quarterly basis. Such distributions are reflected in the

Company’s Consolidated Statements of Operations as interest income in the period earned. LCP has a remaining life of 18 years; however, it is currently expected that Series 2005-01 will terminate on February 15, 2015, if not extended prior to this date pursuant to the terms of Series 2005-1 SPE. Regardless of the date of dissolution, LCP has the right to receive amounts held in the collateral account if there is an event of default under LCP’s operative agreements. LCP may have other series which will have investments in other SPEs to which the Company will not be exposed.

CLO residual interests

Interest income from the Company’s CLO residual interests is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. The Company monitors the anticipated cash flows from its CLO residual interests and will adjust its effective yield periodically.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation on investments in the Consolidated Statements of Operations. The Company reports changes in fair value of the interest rate derivative that is measured at fair value as a component of net change in unrealized appreciation or depreciation on interest rate derivative in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect amounts to be collectible. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income activity for the three months ended March 31, 2013 and for the year ended December 31, 2012:

Accumulated PIK balance at December 31, 2011	$3,488,036
PIK income capitalized/receivable	4,124,150
PIK received in cash from prepayments	(1,804,847)

Accumulated PIK balance at December 31, 2012	$5,807,339
PIK income capitalized/receivable	1,091,468

Accumulated PIK balance at March 31, 2013	$6,898,807

Interest income from the Company’s TRA and CLO residual interests is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. The Company monitors the anticipated cash flows from its CLO residual interests and will adjust its effective yield periodically as needed.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services for the three months ended March 31, 2013 and 2012, respectively.

Other income includes commitment fees, fees related to the management of Greenway, amendment fees and unused commitment fees associated with investments in portfolio companies.

Expenses are recorded on an accrual basis.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 9, Dividends, for a summary of the dividends paid. For the three months ended March 31, 2013 and 2012, the Company did not incur any excise tax expense.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended March 31, 2013 and 2012, the Company recognized a provision for tax on unrealized appreciation of $528,878, and $0, respectively, for consolidated subsidiaries in the Consolidated Statements of Operations. As of March 31, 2013 and December 31, 2012, $982,436 and $453,558, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized appreciation on investments. The provision relates to two individual subsidiaries of the Company.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by taxing authorities.

Dividends

Dividends and distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

3. Related Party Transactions

On February 27, 2013, the Company’s investment management agreement was re-approved by its board of directors, including a majority of our directors who are not interested persons of the Company. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2013 and 2012, the Company incurred base management fees payable to the Advisor of $1,523,469, and $1,039,310, respectively. As of March 31, 2012 and December 31, 2012, $1,523,469 and $1,514,422, respectively, was payable to the Advisor.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, will have a

2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

For the three months March 31, 2013 and 2012, the Company incurred $1,943,504 and $1,519,647, respectively, of incentive fees related to ordinary income.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. The capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of March 31, 2013 and December 31, 2012 was $0 and $34,723, respectively.

As of March 31, 2013 and December 31, 2012, $1,794,356 and $2,330,759, respectively, of such incentive fees are currently payable to the Advisor. For the three months ended March 31, 2013, $149,147 of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

GAAP requires that the incentive fee accrual considers the cumulative aggregate unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such unrealized capital appreciation or depreciation were realized, even though such unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential incentive fee that would be payable for a given period as if all unrealized gains or losses were realized, the Company has accrued incentive fees of $685,408 and $317,144 as of March 31, 2013 and December 31, 2012, respectively, based upon unrealized appreciation or depreciation of investments and the interest rate derivative for that period (in accordance with the terms of the investment management agreement). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods.

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2013 and 2012, the Company incurred administrator expenses of $888,910, and $823,892, respectively. As of March 31, 2013 and December 31, 2012, $8,454 and $304,491, respectively, was payable to the Advisor.

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Due to and from Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of March 31, 2013 and December 31, 2012, $23,186 and $0, respectively, of expenses were included in Due to affiliate on the Consolidated Statements of Assets and Liabilities.

As manager of Greenway and Greenway II, the Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified affiliates of the Company. As of March 31, 2013 and December 31, 2012, $634,283 and $411,119 of total fees and expenses related to Greenway and Greenway II, respectively, were included in Due from affiliate on the Consolidated Statements of Assets and Liabilities.

Affiliated Stockholders

BDC Holdings owns 2,047,720 shares, or 7.78%, of the Company’s common stock as of March 31, 2013, compared 4,047,720 shares, or 15.38%, as of December 31, 2012.

4. Realized Gains and Losses on Investments

The Company did not recognize any realized gains and losses for the three months ended March 31, 2013 and 2012.

5. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the three months ended March 31,
	2013	2012
Numerator—net increase in net assets resulting from operations:	$8,614,130	$5,706,346
Denominator—basic and diluted weighted average common shares:	26,315,202	20,220,200
Basic and diluted net increase in net assets per common share resulting from operations:	$0.33	$0.28

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

6. Credit Facility

On March 15, 2013, the Company entered into an amendment, or the Revolving Loan Amendment, to its existing revolving credit agreement, or Revolving Facility, and entered into an amendment, or the Term Loan Amendment, to its term loan agreement credit facility, or Term Loan Facility, and together with the Revolving Facility, the Facilities, with ING Capital LLC. These amendments modified the existing Facilities

The Revolver Loan Amendment revised the Revolving Facility, dated May 10, 2012, to among other things, increase the amount available for borrowing under the Revolving Facility from $140,000,000 to $170,000,000 and extend the maturity date from May 2016 to May 2017 (with a one year term out period beginning in May 2016). The Revolver Amendment also changes the interest rate of the Revolving Facility to (i) when the facility is more than or equal to 35% drawn and the step-down condition is satisfied, LIBOR plus 2.75%, (ii) when the facility is more than or equal to 35% drawn and the step-down condition is not satisfied, LIBOR plus 3.00%, (iii) when the facility is less than 35% drawn and the step-down condition is satisfied, LIBOR plus 2.75%, and (iv) when the facility is less than 35% drawn and the step-down condition is not satisfied, LIBOR plus 3.25%. The non-use fee is 1.00% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility.

The Term Loan Amendment revised the Term Loan Facility, dated May 10, 2012, to increase the $50,000,000 senior secured term loan, or Term Loan, to $70,000,000 and extend the maturity date from May 2017 to May 2018. The Term Loan bears interest at LIBOR plus 4.00% (with no LIBOR Floor) and has substantially similar terms to the Company’s existing Revolving Facility (as amended by the Amendment).

Each of the Facilities includes an accordion feature permitting the Company to expand the Facilities, if certain conditions are satisfied; provided, however, that the aggregate amount of the Facilities, collectively, is capped at $400,000,000.

The Facilities generally require payment of interest on a quarterly basis for ABR loans, and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR. All outstanding principal is due upon each maturity date. The Facilities also require a mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Facilities are subject to, among other things, a minimum borrowing/collateral base. The Facilities have certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its subsidiaries, of not less than 2.25:1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facilities (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The Facilities’ documents also include default provisions such as the failure to make timely payments under the Facilities, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Facilities, which, if not complied with, could, at the option of the lenders under the Facilities, accelerate repayment under the Facilities, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Each loan originated under the Revolving Facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facilities.

For the three months ended March 31, 2013, the Company borrowed $107,700,000 and made $67,850,000 of repayments under the Facilities. For the three months ended March 31, 2012, the Company borrowed $25,300,000 and made $5,800,000 of repayments under the Facilities. As of March 31, 2013 and December 31, 2012, there were $89,850,000 and $50,000,000 of borrowings outstanding at a weighted average interest rate of 4.0478% and 4.2110%, respectively. As of March 31, 2013 and December 31, 2012, the carrying amount of the Company’s outstanding Facilities approximated fair value. The fair values of the Company’s Facilities are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Facilities are estimated based upon market interest rates and entities with similar credit risk. As of March 31, 2013 and December 31, 2012, the Facilities would be deemed to be level 3 of the fair value hierarchy.

Interest expense and related fees of $1,094,206 and $452,833 were incurred in connection with the Facilities during the three months ended March 31, 2013 and 2012, respectively.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of March 31, 2013 is in excess of 200%.

7. Interest Rate Derivative

On May 10, 2012, the Company entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC in connection with its Term Loan Borrowing. Under the swap agreement, with a notional value of $50,000,000, the Company pays a fixed rate of 1.1425% and receives a floating rate based upon the current three-month LIBOR rate. The Company entered into the swap agreement to manage interest rate risk and not for speculative purposes.

The Company uses an income approach using a discounted cash flow methodology to value the interest rate derivative. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

The Company records the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly interest rate swap amounts are paid or received under the swap agreement, the amounts are recorded as a realized gain (loss).

The Company recognized a realized loss for the three months of $104,063, which is reflected as interest rate derivative periodic interest payments, net on the Consolidated Statements of Operations.

For the three months ended March 31, 2013, the Company recognized $141,748 of net change in unrealized depreciation from the swap agreement, which is listed under net change in unrealized depreciation on interest rate derivative in the Consolidated Statements of Operations. As of March 31, 2013 and December 31 2012, the Company’s fair value of its swap agreement is $911,473 and $1,053,221, respectively, which is listed as an interest rate derivative liability on the Consolidated Statements of Assets and Liabilities.

8. Commitments and Contingencies

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s balance sheet. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of March 31, 2013 and December 31, 2012, the Company has the following unfunded commitments to portfolio companies (in millions):

	As of
	March 31, 2013	December 31, 2012
Unfunded revolving commitments	$11,709,515	$10,909,515
Unfunded delayed draw and capital expenditure facilities	8,000,000	12,000,000
Unfunded commitments to investments in funds	3,979,986	3,979,986

Total unfunded commitments	$23,689,501	$26,889,501

9. Dividends

The Company has elected to be taxed as a regulated investment company under Subchapter M of the Code. In order to maintain its status as a regulated investment company, it is required to distribute at least 90% of its investment company taxable income. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s dividends declared and paid or to be paid on all shares:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33
May 2, 2013	June 14, 2013	June 28, 2013	$0.34

On May 2, 2013, the Company’s board of directors declared a dividend of $0.34 per share, payable on June 28, 2013 to stockholders of record at the close of business on June 14, 2013.

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. With respect to our dividends and distributions paid to stockholders during the three months ended March 31, 2013 and 2012, dividends reinvested pursuant to our dividend reinvestment plan totaled $0 and $13, respectively.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2013 distributions as of March 31, 2013, 100% would be from ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of the Company’s 2013 distributions to stockholders will actually be. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

10. Financial Highlights

	For the three months ended March 31,
	2013	2012
Per Share Data:
Net asset value, beginning of period	$13.20	$13.24
Net investment income(1)	0.28	0.31
Net change in unrealized appreciation of investments(1)(2)	0.06	(0.03)
Provision for taxes on unrealized appreciation on investments(1)	(0.02)	—
Net change in unrealized depreciation of interest rate derivative(1)	0.01	—

Net increase in net assets resulting from operations(3)	0.33	0.28
Distributions to stockholders	(0.33)	(0.34)

Net asset value, end of period	$13.20	$13.18

Per share market value at end of period	$14.98	$12.86
Total return(4)(5)	1.28%	8.08%
Shares outstanding at end of period	26,315,202	20,220,201
Ratio/Supplemental Data:
Net assets at end of period	$347,415,056	$266,448,197
Ratio of operating expenses to average net assets(6)	8.19%	6.88%
Ratio of net investment income to average net assets(6)	8.64%	9.27%
Portfolio turnover(5)	6.26%	6.10%

(1)	Calculated based on weighted average common shares outstanding.
(2)	Net change in unrealized appreciation of investments includes the effect of rounding on a per share basis.
(3)	Includes the cumulative effect of rounding.
(4)	Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized.

11. Subsequent Events

On April 11, 2013, the Company received $19,335,933 in proceeds in connection with the realization of a subordinated debt investment in one of its portfolio companies, which included a prepayment premium. In addition, the Company received $1,157,363 in dividend proceeds from its equity holdings in the portfolio company. The Company subsequently closed on a $15,000,000 second lien investment in the portfolio company on April 19, 2013.

On May 2, 2013, the Company’s board of directors declared a dividend of $0.34 per share, payable on June 28, 2013 to stockholders of record at the close of business on June 14, 2013.

6,600,000 Shares

THL Credit, Inc.

Common Stock

PROSPECTUS

BofA Merrill Lynch

Citigroup

Credit Suisse

Barclays

Keefe, Bruyette & Woods

             A Stifel Company

BB&T Capital Markets

JMP Securities

Maxim Group LLC

June 19, 2013